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                                         [LOGO]



Neuberger Berman
Equity Funds

               Annual Report
               August 31, 1999

Focus Fund
Genesis Fund
Guardian Fund
International Fund
Manhattan Fund
Millennium Fund
Partners Fund
Regency Fund
Socially Responsive Fund

TABLE OF CONTENTS


    THE FUNDS
    CHAIRMAN'S LETTER        A-4
    PORTFOLIO COMMENTARY
Focus Fund                   A-5
Genesis Fund                 A-8
Guardian Fund               A-11
International Fund          A-14
Manhattan Fund              A-17
Millennium Fund             A-20
Partners Fund               A-23
Regency Fund                A-26
Socially Responsive Fund    A-29
    GROWTH OF A DOLLAR CHARTS
      COMPARISON OF A
      $10,000 INVESTMENT
Focus Fund                   B-1
Genesis Fund                 B-2
Guardian Fund                B-3
International Fund           B-4
Manhattan Fund               B-5
Millennium Fund              B-6
Partners Fund                B-7
Regency Fund                 B-8
Socially Responsive Fund     B-9
    FINANCIAL STATEMENTS    B-10
    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Fund                  B-22
Genesis Fund                B-23
Guardian Fund               B-24
International Fund          B-25
Manhattan Fund              B-26
Millennium Fund             B-27
Partners Fund               B-28
Regency Fund                B-29
Socially Responsive Fund    B-30
    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS    B-33

    THE PORTFOLIOS
    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY
      HOLDINGS
Focus Portfolio              C-1
Genesis Portfolio            C-3
Guardian Portfolio           C-7
International Portfolio     C-10
Manhattan Portfolio         C-14
Millennium Portfolio        C-17
Partners Portfolio          C-20
Regency Portfolio           C-23
Socially Responsive
 Portfolio                  C-26

    FINANCIAL STATEMENTS    C-30

    FINANCIAL HIGHLIGHTS
Focus Portfolio             C-48
Genesis Portfolio           C-49
Guardian Portfolio          C-50
International Portfolio     C-51
Manhattan Portfolio         C-52
Millennium Portfolio        C-53
Partners Portfolio          C-54
Regency Portfolio           C-55
Socially Responsive
 Portfolio                  C-56

    REPORT OF INDEPENDENT
    ACCOUNTANTS/AUDITORS    C-57

    DIRECTORY                D-1

    OFFICERS AND TRUSTEES    D-2

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this report are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-1999 Neuberger Berman Management Inc.

CHAIRMAN'S LETTER                                                October 1, 1999

Dear Fellow Shareholder,
  In the summer of 1998, the sky appeared to be falling. Southeast Asian economies had collapsed, Russia was imploding, and Latin America seemed to be on the brink of financial disaster. Many investors feared that even the mighty U.S. economy would falter, and they began dumping stocks indiscriminately.
  At Neuberger Berman, we urged patience. We worked hard to assess the potential consequences of overseas economic troubles on our own economy. We came to the conclusion that things were not as bad as they seemed and opined that the drop in the U.S. stocks should be viewed as a long-term buying opportunity. In my letter in last year's Annual Report, I asked the rhetorical question, "Is this the time to abandon equities?" and answered, "We think not." This turned out to be good advice, as stocks rallied through most of fiscal 1999.
  Where do we go from here? Over the near term, we can't predict. A positive outlook for the U.S. and global economy must be tempered by concern that domestic equities valuations are quite high by historical yardsticks. We believe the only predictable thing in the financial markets is that vigorous investment research and disciplined portfolio management can enhance long-term returns.
  We are pleased to introduce the new Regency portfolio, which commenced operations on June 1, 1999, with Michael Kassen, Robert Gendelman and S. Basu Mullick serving as portfolio co-managers. I encourage you to read their commentary in this report.
  Sadly, this will be my last letter to you as Chairman of Neuberger Berman Equity Funds. After thirty-nine years in the investment business, the last twenty-five at Neuberger Berman, I am retiring. Although I will continue to serve as a consultant to the company, I will miss the daily contact with all my colleagues at Neuberger Berman and the opportunity to share my thoughts with you. I leave with pride and confidence, however, that the Neuberger Berman legacy lives on. Your assets remain in the hands of wise and experienced managers.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger Berman Equity Funds

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Focus Fund
  For the six and twelve month periods ending August 31, 1999, the total return for the Focus Fund was 1.31% and 38.09%. During the same period of time the Russell 1000 Value Index was up 6.16% and 30.08%. The S&P 500 advanced 7.29% and 39.82% over the corresponding six and twelve month periods. These results are gratifying because we achieved them during a 12 month period that tested our discipline, our resolve and at times our patience. Ultimately, adhering to our long-held value discipline proved rewarding. (See page B-1 for comparison of $10,000 investment and average annual total returns as of August 31, 1999).*
  It is important to remember that, as its name implies, the Focus portfolio is by design a concentrated portfolio investing at least 90% of net assets in no more than six sectors. Since we believe that truly attractive valuations are unlikely to be evenly distributed throughout the entire market at any given point in time, this focused approach enables us to invest in those few areas where we believe real value resides. We usually do this by investing in industries that we think are temporarily out of favor, and we select what we believe are the best companies in those industries. We believe this creates a meaningful distinction between the Focus portfolio and other value portfolios:
We seek higher quality companies and we look for equities that have historically had a significantly higher earnings growth rate than those found in the average value fund.
  For example, two years ago difficulties in Asia led to the semiconductor and semiconductor equipment industries falling into extreme disfavor. We initiated or added to our positions in what we consider the best companies in those areas:
Applied Materials, KLA-Tencor, Novellus and Texas Instruments. Their substantial appreciation helped the fund considerably this year. Their valuations have recently reached such high levels that we eliminated the first three positions from our portfolio, and pared back Texas Instruments.
  Similarly, a year ago the global financial panic sparked by financial problems in Russia led to an indiscriminate sell-off of all financial stocks.

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          Focus Fund (Cont'd)
We took advantage of this by building up substantial positions in what we consider the best investment bank (Morgan Stanley Dean Witter); the best money center bank (Chase Manhattan); the best credit card company (Capital One Financial); and the best financial services company (CITIGROUP). All of these contributed noticeably to the fund's performance this year, and all remain important positions in the fund.
  It seems that investors' time horizons have grown increasingly short term, which in turn has led to higher levels of market volatility. While this can be disconcerting, it also provides opportunities. Earlier this year, for example, the stock market became pre-occupied, if not obsessed, with the potential impact of modifying the nation's computers to handle the transition from 1999 to 2000. Many investors feared this so-called Y2K problem would require so much spending that a virtual freeze in software spending would occur. As a result, companies that rarely show up as real values began coming across our radar screens. While we recognized that some disruption in typical software spending patterns could occur, many Y2K issues would be addressed shortly after January 1, 2000. Since we were willing to endure the discomfort of some short-term volatility, we made some investments in Oracle, Platinum Technology, BMC Software and Compuware that have performed well.
  As I mentioned at the outset, this has been a year that has tested our discipline and patience. Our basic discipline, buying the best company in an out of favor industry at a discount valuation with above average earnings growth, led both to the successful investments mentioned above, and to two of our most frustrating investments: Countrywide Credit and Furniture Brands.
  Countrywide Credit is the nation's leading mortgage company. While the company's earnings growth rate has been steady and superior over the last five years, the stock has significantly underperformed the market over the last year to the point at which its price-to-earnings ratio is only 25% of the S&P 500's. The conventional wisdom to explain this unusually low valuation is that the company's earnings will be pressured by the recent rise in interest rates. We think this will not be

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          Focus Fund (Cont'd)
the case: Countrywide's earnings have increased in each of the last four quarters, despite a 100 basis point rise in interest rates. We believe our patience will be rewarded; in the meantime it is being tested.
  Furniture Brands is the leading furniture manufacturer in the country. Its earnings growth over the past five years has averaged 34% a year, far superior to the overall market. Similar to Countrywide, Furniture Brands' stock also sold at 25% of the market multiple and its earnings record has been virtually ignored. The management of Furniture Brands is doing all that an investor could ask, and we feel that in time the facts of superior earnings growth will, as is usually the case, overwhelm the market's negative bias.
  Looking forward, we are bothered by how narrow the market has become. A relatively small number of stocks, selling at very high valuations, are performing far better than the majority of stocks. Still, the price-to-earnings ratios of the Focus portfolio's holdings seem very attractive given the prospects of the companies they represent. Adhering to our value discipline required fortitude last year, but our patience was rewarded. We think the rewards will continue to accumulate in the future.

Sincerely,

/s/ Kent Simons

Kent Simons
PORTFOLIO MANAGER

*For index definitions, refer to page A-32, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.
 The composition, industries and holdings of the Portfolio are subject to change.
 While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Genesis Fund
  For the six and twelve month periods concluding August 31, 1999, Genesis Fund gained 11.03% and 19.20%, respectively, compared to the Russell 2000's 9.91% and 28.36% returns over the same time periods (See page B-2 for comparison of a $10,000 investment and average annual total returns as of August 31, 1999).*
  We are pleased with the fund's solid gains in fiscal 1999 following a very disappointing fiscal 1998. The fund's 12-month returns relative to its Russell 2000 benchmark, however, continue to reflect the large performance gap between small-cap growth and small-cap value stocks. Indeed, for the fiscal year, the Russell 2000 Growth Index gained 43.31% compared to the Russell 2000 Value Index's 14.08% return.
  We don't expect the wide performance gulf between growth and value stocks in the small-cap arena to continue forever. Small-cap value stocks made up some ground relative to small-cap growth stocks from April through July 1999 as investor sentiment, especially in Internet stocks, seemed to turn from greed to fear. We note that the flood of Internet IPOs (Initial Public Offerings) has slowed to a trickle and that the majority of 1999's Internet IPOs are now trading below their initial offering prices. We suspect that once-burned, twice-shy small-cap investors may continue to rotate away from speculative Internet stocks and into more reasonably valued small companies with operating track records and positive cash flow and earnings.
  At this juncture, however, the investing public is still shying away from small-cap value stocks. Corporate acquirers, on the other hand, are bargain hunting, as evidenced by accelerating takeover activity in this market sector. More than a dozen of our holdings were taken over during this fiscal year and we suspect more of our portfolio bargains will become targets in the year ahead. We are also seeing corporate managements aggressively buying their own deeply discounted stocks. The number of small-cap company share repurchase programs is approaching the totals seen following the 1987 market crash. This gives us hope that the investing public will soon become more enthusiastic.

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          Genesis Fund (Cont'd)

  In the Genesis portfolio during fiscal 1999, our energy investments, primarily small oil services companies, posted impressive gains. They were among the portfolio's poorest performers last year, but we added to our positions in the energy sector, believing that as the global economy recovered, oil prices and oil service company profits would rebound strongly. Oil has surged to $23 per barrel, up from around $10 at the 1998 bottom, and we expect oil services company earning to follow suit.
  The portfolio's technology holdings also contributed to returns. On a relative performance basis, our focus on what we believed were reasonably valued technology stocks capable of consistent, if not spectacular, earnings growth worked against us through most of first half fiscal 1999, when the Internet stocks were sizzling. This strategy worked to our advantage in the second half, when the "dot-com" stocks flamed out.
  Portfolio disappointments include financial stocks, most notably small savings and loans institutions, whose earnings were restrained by rising interest rates and the flat yield curve. We believe modestly higher interest rates are already baked into current valuations. Should interest rates stabilize around current levels or drop, the financials could regain momentum. Separately, despite recording decent operating results, our healthcare investments also languished. This group remains under a cloud of uncertainty regarding changes in federal insurance reimbursement programs; it also suffers from a general lack of interest from small-cap investors focused on the hot technology sector. Going forward, if our healthcare positions meet earnings expectations, we believe they will receive a better diagnosis from investors.
  Let us give you an example of a current portfolio holding that demonstrates our value-oriented discipline. Bear in mind this is not a recommendation and we may sell this stock without notice if circumstances change. Methode Electronics has two businesses. The first, auto electronics components, has been a "steady as she goes" growth business benefiting from the secular growth of electronic systems in automobiles. Methode's second business, electronic components that

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          Genesis Fund (Cont'd)
expand the bandwidth of telecommunications companies' networks, is considerably more exciting. The Internet requires faster, higher capacity digital transmission systems, so the demand for greater bandwidth is exploding. Methode already has several leading telecommunications equipment companies on its customer list. Yet, despite a promising start in this fast growth business, at the close of this reporting period, Methode was trading at around 14 times next calendar year's earnings estimates. We believe our 20% annual earnings growth rate projections for Methode could prove conservative if the company's bandwidth enhancing electronics business lives up to its potential. Even if it takes longer to develop, we believe the stock is supported at current levels by its stable auto electronics business.
  In closing, the Genesis portfolio delivered solid returns in fiscal 1999. We stuck with our discipline during a very difficult period for small-cap value stocks. We see excellent value in our portfolio and remain confident these bargains will attract more investor attention in the year ahead.

Sincerely,

/s/ Judith Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-32, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATIONS ARE SET FORTH IN THE PROSPECTUS.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Guardian Fund
  For the six and twelve month periods concluding August 31, 1999, the Guardian Fund returned 1.22% and 26.12%, respectively, versus the Russell 1000 Value Index's 6.16% and 30.08% gains over the same time periods. The S&P 500 advanced 7.29% and 39.82% over the corresponding six and twelve month periods (see page B-3 for comparison of $10,000 investment and average annual total returns as of August 31, 1999).*
  Technology was a big story in our portfolio in fiscal 1999. In mid-year 1998, as Wall Street underestimated demand for technology industries, we were able to buy some solid tech companies at very attractive prices. Then, driven by the cyclical recovery in semiconductors and semiconductor capital equipment, and enormous investment in digital communications and Internet infrastructure, technology companies' operating results began coming in well ahead of expectations. Analysts' estimates were revised upward through the year and technology companies kept beating projections. This provided a strong tailwind for tech stocks, and we saw substantial gains in our technology holdings.
  Today, the outlook for technology stocks is somewhat uncertain. Business conditions continue to be strong, but valuations are high and leave little room for disappointing earnings. Y2K issues also add a degree of uncertainty about the future. Although at the end of this reporting period we still have about 15% of assets in technology, we will likely continue to take profits in this sector.
  Our energy investments also delivered strong returns. Oil prices surged and our positions in the major integrated oil companies took off. As demand trends continued to improve, we augmented our positions in the integrated oils with investments in oil services and drilling companies.
  Our communications service holdings also closed fiscal 1999 with strong gains. These stocks have retreated recently due to concern over competitive pricing, particularly in the long distance business. We

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          Guardian Fund (Cont'd)
believe this will prove to be a passing cloud, however, and that our portfolio companies have the scale, brand identity, and global assets to allow them to prosper over the long term.
  We would say the same about our financial company investments -- among the portfolio's more disappointing performers this year. Most of these stocks did well through February, and then began retreating when bond yields trended higher and the Federal Reserve reversed course and started tightening. We believe interest rates will stabilize or perhaps rise modestly above current levels and that financial companies can continue to deliver favorable earnings. We own the stocks of strong franchises in the banking, insurance, credit card, and brokerage/asset management industries. Even if we are wrong about interest rates, we believe these stocks are supported by very attractive valuations relative to long-term business prospects.
  Our capital goods holdings were a drag on performance, particularly our investments in waste management, which fell short of expectations. We thought that consolidation in this fragmented industry would improve margins and earnings. It didn't happen and it's looking like it won't happen in the foreseeable future. Consequently, we have substantially reduced our exposure to this group.
  Wellpoint Health Network is an example of our investment philosophy at work. This is not a recommendation, and if fundamentals deteriorate or the stock runs up out of our value range, we may sell without notice. Formerly named Blue Cross, Blue Shield of California, Wellpoint is now a national managed healthcare company. It has all the things we like: favorable operating characteristics; a strong balance sheet; a history of superior financial returns; terrific management; and an attractive valuation. We think management's strategy of offering a wide variety of plan options to a public which demands choice will pay off. Wellpoint also has very little Medicare business, and therefore is subject to less federal government regulatory risk than its peers. We are

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          Guardian Fund (Cont'd)
projecting 15% average annual earnings growth for the company, and at the end of this reporting period, the stock was trading at just 15 times next year's earnings projections.
  In closing, a few brief comments on the value versus growth issue. Although value investors are generally loath to admit it, there have been legitimate reasons for the superior performance of growth stocks in recent years. Economic trends -- an extended period of modest economic growth and declining interest rates -- have favored growth companies. This may be changing. We are in the midst of a more vigorous economic expansion, which unless choked off by the Fed, appears to have legs. We expect this to lengthen the earnings cycle for cyclical stocks. Also, interest rates are no longer declining. This means growth stock multiples aren't likely to expand, and may contract. Finally, by historical valuation yardsticks, growth is very expensive and value remains attractive. Our conclusion is that value investing should provide more competitive and, perhaps, superior returns in the years ahead.

Sincerely,

/s/ Kevin Risen      /s/ Rick White

Kevin Risen and Rick White
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-32, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.
 The composition, industries and holdings of the Portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets. Past performance is no guarantee of future results.
 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          International Fund
  For the six and twelve month periods ended August 31, 1999 the International Fund was up 12.18% and 21.09% respectively versus the MSCI EAFE Index's return of 10.55% and 26.03% for the same periods. (See page B-4 for comparison of $10,000 investment and average annual total returns as of August 31, 1999).*
  We are pleased with our results, having weathered some challenging times for international investing. At this time last year international investors were suffering through a protracted global emerging markets crisis which began in Asia during the summer of 1997 and grew worse after Russia's financial troubles in August 1998. We had pared back our exposure to Latin America, but emerging market holdings hurt the portfolio's performance in the third quarter of 1998, the beginning of this fiscal year. Even our holdings in developed international markets were adversely affected by the global crisis.
  The world has greatly changed since then, as has our portfolio. We have increased our exposure to the markets of the Pacific Rim, including Japan, Singapore, Hong Kong, and South Korea. Whereas at the end of August 1998 we had approximately 7% committed to the region, this weighting has grown to 43%. This strategy proved fortuitous, as the Asian markets have been the leading contributors to the portfolio's performance this fiscal year.
  Most of the shift in assets came from reducing our holdings throughout Continental Europe. In total, we have reduced our exposure to Europe by approximately 23%. We find few exciting opportunities in Europe, and while this market is still a large overall allocation, we feel that European markets in general appear to be in a neutral holding pattern. In particular, we withdrew from many investments in Germany where neither economic prospects nor business outlook seem particularly dynamic.
  We also reduced our exposure to emerging markets in Eastern Europe, where the economy is closely tied to Russia, and other regions,

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          International Fund (Cont'd)
including South Africa. Conditions in South Africa, where the portfolio enjoyed excellent performance from such names as Specialised Outsourcing, have come under pressure. We had already taken profits and trimmed our holdings, and currently have no exposure to South Africa.
  It is also worth noting that our Latin American allocation, all of which is in Mexico, stands at its lowest in the history of the fund. Our country and regional commitments are contingent upon our ability to uncover compelling investment opportunities. As of this writing, we are still quite cautious about conditions in Latin America, in large part based on the still uncertain economic situation in Brazil.
  The portfolio is currently diversified across 22 countries with the following regional allocation.(1)

                           NEUBERGER BERMAN
                        INTERNATIONAL PORTFOLIO   MSCI EAFE INDEX
------------------------------------------------------------------
CONTINENTAL EUROPE              32.8%                  46.9%
UNITED KINGDOM                  16.9%                  21.6%
JAPAN                           29.4%                  25.3%
PACIFIC BASIN EX
 JAPAN                          13.6%                   6.2%
LATIN AMERICA                    0.9%                   0.0%
OTHER MARKETS(2)                 2.9%                   0.0%

  Our industry themes remain constant. We are still very optimistic about the Telecommunications industry, with 19.4% of the portfolio invested in telecommunications and related companies. Other industry themes that we favor are Banking and Finance (13.3% of net assets), Technology (8.2% of net assets) and Pharmaceuticals (8.7% of net assets). Indeed, our top five performing stocks, in terms of net contribution for the period, each come from one of these industries, including: Nokia Corp., Datacraft Asia, Softbank, Venture Manufacturing, and Takeda Chemical.

1) Regions listed total 96.5% of the Portfolio's holdings.

2) Canada, Bermuda, Russia

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          International Fund (Cont'd)

  Looking ahead, we will remain flexible in our regional allocations as market conditions and investment opportunities warrant. We are committed to our research driven, bottom-up stock selection process to guide us in selecting the best investments for the fund.

Sincerely,

/s/ Valerie Chang

Valerie Chang
PORTFOLIO MANAGER

*For index definitions, refer to page A-32, titled "Glossary of Indices." The
 Portfolio may invest in many securities not included in the index listed.

 The composition, industries and holdings of the Portfolio are subject to change. International Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 INVESTING IN FOREIGN SECURITIES INVOLVES GREATER RISKS THAN INVESTING IN SECURITIES OF U.S. ISSUERS, INCLUDING CURRENCY FLUCTUATIONS, INTEREST RATES AND POLITICAL CONDITIONS. IN AN ATTEMPT TO REDUCE OVERALL VOLATILITY, NEUBERGER BERMAN MANAGEMENT INC. DIVERSIFIES THE PORTFOLIO HOLDINGS OVER A WIDE ARRAY OF COUNTRIES AND INDIVIDUAL STOCKS.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Manhattan Fund
  For the six and twelve month periods ending August 31, 1999, the Manhattan Fund gained 7.77% and 37.40%, respectively, compared to the Russell Midcap Growth Index's 11.68% and 48.83% returns over the same time periods (see page B-5 for comparison of a $10,000 investment and average annual total returns as of August 31, 1999).*
  Our returns were quite healthy this year, although we did lag our benchmark Russell Midcap Growth Index. We attribute this shortfall to the smaller average capitalization of our portfolio compared to the benchmark's. Early in the year, larger stocks materially outperformed smaller ones. We have adjusted our holdings and the portfolio's weighted average market cap now closely approximates the benchmark index. We also had a few unpleasant surprises -- portfolio companies reported earnings below consensus expectations. The last three months of this reporting period have brought better news, however, and our fund materially outperformed its benchmark in June, July, and August.
  Our new fiscal year is off to a solid start as well. The corporate earnings report season that ended in August brought news that 65% of our portfolio holdings exceeded Wall Street's consensus earnings expectations. These companies' earnings growth, which had been projected at about 36%, came in closer to 50%. We believe this will produce some performance momentum as we head into fiscal 2000.
  In fiscal 1999, our technology investments performed exceptionally well. We took a balanced approach to this sector, allocating assets among software, semiconductor, telecommunications equipment, and Internet companies. As always, we had winners and losers, but on average, we earned excellent returns from each of these tech sectors. Our Internet strategy--favoring companies that provide essential products and services to a wide range of Internet companies, rather than putting all our money on narrowly focused companies that may or may not succeed--served us well, and we believe our strategy will continue to mitigate risk in this volatile group. While our allocation to Internet stocks remained fairly constant throughout the fiscal year, we took profits in stocks whose valuations had soared and redirected that money

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          Manhattan Fund (Cont'd)
to more reasonably priced opportunities. This helped us avoid some of the Internet stocks that collapsed under the weight of excessive valuations in the second half of the year.
  The portfolio's energy holdings also boosted returns. We modestly overweighted energy in expectation that rising natural gas prices would produce very favorable earnings surprises in this out-of-favor group. Indeed, our energy stock earnings came in well above consensus expectations. Our healthcare investments, however, were a mixed bag. The portfolio's biotechnology holdings excelled, but our healthcare services stocks took sick. In some instances, it was a simple case of investor anxiety over prospective changes in federal insurance reimbursement programs. In other cases it was more serious -- disappointing earnings. True to our discipline, we removed companies in the latter situation from our portfolio.
  The performance of our telecommunications services investments, primarily Competitive Local Exchange Carriers (CLECs), disappointed us despite the fact that earnings met expectations. We call situations like these "performance in the warehouse." In other words, the earnings growth and value is effectively sitting on a shelf in the portfolio. We think it is just a matter of time until this inventory gets marked up.
  We continually monitor the Manhattan portfolio's fundamental characteristics to make sure they are in line with our investment parameters. At the close of this reporting period, the portfolio was on target. Based on consensus earnings estimates from First Call, (an independent research firm that compiles and distributes Wall Street earnings estimates), the portfolio has a 3-5 year projected annual earnings growth rate of 29.23% compared to 26.65% for the Russell Midcap Growth Index. Its price/earnings ratio (consensus calendar 2000 earnings estimates) was 33.79 compared to the benchmark's 29.68.
  In closing, it's interesting to note that the Russell Midcap Growth Index handily beat the S&P 500 in fiscal 1999. This was quite a reversal in fortune considering the whipping the mid-cap index took in fiscal 1998. Does this foreshadow another good year for mid-cap growth

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)
stocks versus the large-cap market darlings that have been on top for so long? We don't know. But judging from the declining average capitalization of some of the leading large-cap growth funds, it appears portfolio managers are beginning to move down the capitalization ladder in search of opportunities. We welcome them to the mid-cap arena and hope all their buying power will provide a tailwind for the mid-cap stocks in our portfolio.

Sincerely,

/s/ Jennifer Silver      /s/ Brooke Cobb

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-32, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and/or investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Millennium Fund
  For the six month period ended August 31, 1999, the Millennium Fund returned 30.91% compared to 10.85% for the Russell 2000 Growth Index 9.91% for the Russell 2000 Index. Since its inception on October 20, 1998 through August 31, 1999, the Millennium Fund gained 94.80% versus 34.43% and 22.81% for the Russell 2000 Growth and Russell 2000 Indexes, respectively. Because of the Fund's aggressive investment approach, its share price is subject to greater volatility than may be found in a more conservative fund (see page B-6 for comparison of $10,000 investment and average annual total returns as of August 31, 1999).*
  A lot of positive things happened to the Millennium portfolio in our first year, not the least of which was our launch date. We commenced operations on October 20, 1998, just 12 days after the small-cap stock market bottomed. We were able to buy many solid companies at bargain basement prices in what may prove to have been the small-cap stock "sale of the century." High quality software, semiconductor, telecommunications equipment, and Internet stocks were very cheap, and we bought what we view as some of the very best companies in these businesses at incredible discounts.
  We may have bought at the right time and at the right price, but we also made some timely sell decisions. For example, by the end of March, some of our Internet holdings were trading at what we believed were unsustainable valuations. We began taking profits, reducing our Internet stock exposure from approximately 12% of total assets at the beginning of April to about 4.9% by the end of the month. As a result, we were able to preserve portfolio gains when Internet stocks retreated in early summer. Recently, we have taken advantage of more reasonable pricing to rebuild our Internet exposure to about 12% of assets at the close of this reporting period.
  Technology was not our only productive industry group. We saw nice gains in our capital goods, consumer cyclicals and financial services investments as well. Our biggest disappointments came in the healthcare arena. Some qualified as mistakes and others actually met our

----------------------------------------------------------------------
          Millennium Fund (Cont'd)
expectations, yet failed to attract any investor sponsorship. We have eliminated the former and held on to the latter. We believe that when the dust clears on federal insurance reimbursement issues, healthcare companies that grow earnings will get another look.
  Allow us to provide an example of our investment methodology at work. Please do not consider this a recommendation and be advised we may sell it without notice should the company not meet our growth expectations. Pinnacle Holdings owns and manages cellular telephone transmission towers. As the cellular customer market grows, Pinnacle collects more rent from cellular operators. Pinnacle is using this cash to build and buy additional towers. At this stage, Pinnacle is a cash flow story, not an earnings story. We are projecting annual cash flow growth in the 30-40% range over the next several years. At the end of this reporting period, Pinnacle stock was trading at just 11.5 times next year's projected cash flow. We believe that is a very reasonable price for a very good growth company.
  Small-cap growth stocks delivered good returns and performed reasonably well relative to large-cap growth stocks in fiscal 1999. Can small caps outperform large caps in the year ahead? We think three things must happen for small caps to do so. Small caps must grow earnings considerably faster than large caps; they must present an attractive valuation discount; and investor sentiment must change. We believe the first two of these requirements are likely to be met. Russell 2000 earnings are expected to outdistance S&P 500 earnings in coming years. Despite better projected earnings growth, the Russell currently has a lower price-to-earnings ratio than the S&P. Investor sentiment, however, does not seem to have switched direction: After five years of under-performance relative to large-cap stocks, small-cap mutual funds are still suffering net redemptions. As mutual fund managers move down the market capitalization spectrum looking for opportunities, perhaps they will lead the investing public to what we view as the promised land.

----------------------------------------------------------------------
          Millennium Fund (Cont'd)

  In closing, some people say it is better to be lucky than good. We were lucky this year in that we started operations at a time when the small-cap stock market was holding a half-off sale. But, we'll take some credit for being good as well, as is reflected in the portfolio's exceptional returns relative to its benchmark index. Looking ahead, we don't expect to match this year's rather spectacular returns. But we do believe there are still some small growth companies available at very attractive valuations. We are confident that our research and portfolio management discipline will generate satisfactory returns for our shareholders in the years ahead.

Sincerely,

/s/ Michael Malouf      /s/ Jennifer Silver

Michael Malouf and Jennifer Silver
PORTFOLIO CO-MANAGERS

*THESE ARE CUMULATIVE RETURNS AND ARE NOT ANNUALIZED. THE CUMULATIVE RETURNS FOR
 NEUBERGER BERMAN MILLENNIUM FUND, RUSSELL 2000-REGISTERED TRADEMARK- GROWTH INDEX AND RUSSELL 2000 INDEX ARE FROM OCTOBER 20, 1998, WHICH IS THE INCEPTION OF THE FUND, THROUGH AUGUST 31, 1999. BECAUSE THIS IS A NEW FUND, SHORT-TERM RESULTS MAY NOT BE DUPLICATED. AVERAGE NET ASSETS OF THE PORTFOLIO FOR ITS FIRST TEN MONTHS WERE APPROXIMATELY $32.1 MILLION. IT MAY BE EASIER TO ACHIEVE HIGHER RETURNS IN A SMALL FUND THAN IN A LARGER FUND. IN PARTICULAR, IPOS HAD A SIGNIFICANT IMPACT ON THE PERFORMANCE OF THIS FUND. MILLENNIUM FUND'S PERFORMANCE CAN ALSO BE ATTRIBUTED TO ITS FOCUS ON THE SMALL-CAP GROWTH SECTOR OF THE STOCK MARKET, WHICH HAS EXPERIENCED A PERIOD OF ACCELERATED GROWTH. NEUBERGER BERMAN MANAGEMENT INC. CURRENTLY ABSORBS CERTAIN EXPENSES OF THE FUND. THIS ARRANGEMENT IS SUBJECT TO CHANGE, AND WITHOUT THIS ARRANGEMENT, THE FUND'S RETURNS WOULD HAVE BEEN LESS. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
For index definitions, refer to page A-32, titled "Glossary of Indices." The Portfolio invests in many securities not included in the indices listed.
The composition, industries and holdings of the Portfolio are subject to change. Millennium Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.
THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Partners Fund
  For the six and twelve month periods concluding August 31, 1999, the Partners Fund returned 4.84% and 26.08%, respectively, versus the Russell 1000 Value Index's 6.16% and 30.08% gains over the same time periods. The S&P 500 advanced 7.29% and 39.82% over the corresponding six and twelve month periods (see page B-7 for comparison of $10,000 investment and average annual total returns as of August 31, 1999).*
  We are pleased to report solid results in fiscal 1999. Growth stocks materially out-performed value stocks again this year, but investors appear to be questioning growth stock valuations and reawakening to opportunities in the value sector. Value stocks in industries such as basic materials, energy, capital goods, and industrial cyclicals performed quite well in the second half, while some of the most popular growth stocks retreated. Although the Internet bubble didn't burst, it lost quite a bit of air. We aren't predicting value will outpace growth in the year ahead, but we believe the race will be much closer.
  Technology stocks made the greatest contribution to our portfolio's returns in fiscal 1999. For those who question the presence of technology stocks in a value portfolio, we point out that our gains came from established companies such as Teradyne, Texas Instruments, Hewlett Packard, and IBM, all of which we bought at below market average multiples. Technology is not incompatible with value when high quality companies are available at discounted valuations.
  Our basic materials investments performed quite well after a dismal fiscal 1998. The global economy is recovering and revenues for basic materials companies are exceeding consensus estimates. We believe earnings should begin reflecting these stronger than anticipated revenue gains. Basic materials companies still have very little pricing flexibility. But this could change if demand continues to increase. We believe our basic materials holdings are good values today, and could become even better ones tomorrow, if some pricing flexibility returns to their markets in the year ahead.

----------------------------------------------------------------------
          Partners Fund (Cont'd)

  Our consumer staples and communications services holdings also boosted our portfolio performance, with strong performers including Anheuser Busch, Nabisco, and MCI WorldCom. Rounding out our list of winners is energy. We bought positions in energy companies because we were confident that as the global economy stabilized, the price of oil would rebound from its low of $10 per barrel in 1998. We were delighted to watch it more than double in 1999, producing excellent gains for our energy holdings.
  Financial stocks were among our biggest portfolio disappointments this year, due in part to the poor performance of our property and casualty insurance holdings. In our opinion, Ace Ltd. and XL Capital Limited are the premier underwriters in the business. To their credit, they have refused to participate in the pricing war that has plagued the industry. But it has cost them revenues and restrained their earnings. We see a light at the end of the tunnel however, largely thanks to the declining bond market. Property and casualty insurers have had huge gains in their bond portfolios in recent years, encouraging them to pursue business at any price. The losses they are likely to sustain as a result of under-priced policies, we believe, will eventually eliminate some of the competition in this business. If we are right, we believe our investments in Ace and XL Capital Limited could be quite rewarding.
  We always provide an example of our investment strategy at work. Please be advised this not a recommendation, and that we may sell our position without notice if circumstances warrant it. CIGNA is in the process of overcoming its identity crisis. It has completed the sale of its property and casualty insurance assets and is now a pure employee benefits company. Its managed healthcare business is doing quite well. CIGNA's price-to-earnings multiple has already expanded from about 12 times earnings (the kind of multiple accorded property casualty insurers) to around 15. That's only about half-way to the level of price-to-earnings multiple currently enjoyed by high quality employee benefits companies. In addition, after a $1 billion share buyback, the company still has $3.5 billion in cash left from the sale of its insurance

----------------------------------------------------------------------
          Partners Fund (Cont'd)
business. We can't be sure what management will do with this money. However, we think additional share repurchases or some other effective strategy to enhance shareholder value is a distinct possibility.
  In closing, we are pleased to have rewarded loyal shareholders with solid returns in fiscal 1999. Although the market continued to favor growth stocks this year, we believe the tide is turning and that value investing will produce more competitive returns in the year ahead. Over the long term, we remain confident that investing in quality companies at opportunistic prices will be an effective way to grow the assets you have entrusted to us.

Sincerely,

/s/ Robert Gendelman      /s/ Michael Kassen      /s/  S. Basu Mullick

Robert Gendelman, Michael Kassen, and S. Basu Mullick,
PORTFOLIO CO-MANAGERS

*For index definitions, refer to page A-32, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Regency Fund
  From inception on June 1, 1999 through August 31, 1999, the Regency Fund-SM-lost (1.80%) versus a (4.80%) loss for the Russell Midcap Value Index (see page B-8 for comparison of $10,000 investment and average annual total returns as of August 31, 1999).*
  We are pleased to have outperformed our benchmark in our first reporting period. Of course, three month performance in an uninspiring market can't provide much insight. So we will comment only briefly on what has occurred in the Regency portfolio's infancy. We earned very generous returns from our technology and energy investments, two groups that flourished in a market stalled by the twin specters of higher inflation and rising interest rates. Our investments in consumer staples, consumer cyclicals, and healthcare disappointed, while the balance of our industry categories drifted.
  In our first letter to shareholders, we'd like to detail our investment strategy and provide several examples of how we are implementing it. We'll start by explaining that we are value investors in the traditional sense of the term. We buy stocks trading at low price-to-earnings and/ or low price-to-cash flow multiples. Stocks generally have low valuations for a reason. Sometimes, it is simply investor misperception -- problems more imagined than real. More often, stocks are cheap because something has gone wrong at the company. We must determine if something is likely to go right in the future. So we look for a catalyst -- some element of favorable change in a company's industry or in the company itself that will result in better operating results and a materially higher stock price in the future.
  The Regency portfolio's valuation characteristics reflect our discipline. The portfolio has a price-to-next year's projected earnings ratio of 16 and a price-to-book value ratio of 2.35. It is also worth noting the portfolio has a trailing 5-year average annual earnings growth rate of 22.7% and a Return on Equity of 18.6%. Those are fairly impressive profitability numbers for a value portfolio.
  We employ this value strategy in the mid-cap stock arena. Mid-cap stocks are less widely followed by Wall Street and generally are less widely owned by large institutions. Consequently, we believe the mid-

----------------------------------------------------------------------
          Regency Fund (Cont'd)
cap universe presents more opportunities for research driven investors like us. The Regency portfolio's weighted median market capitalization is approximately $4 billion and its weighted average market cap is about $6 billion. Roughly eighty two percent of our holdings have capitalizations under $8.8 billion. All these capitalization characteristics are consistent with those of our Russell Midcap Value Index benchmark.
  That's our strategy. Now, here is an example of how we are putting it to work. Take heed, this is an illustration of our investment style, not a recommendation. W.R. Grace is the industry leader in the fluid cracking catalyst business, selling to refineries worldwide. Despite the company's dominant market share, it hasn't been making very good money in this business. That's one of the reasons the stock is trading at just 12 times earnings. The other reason is an estimated $400 million in potential asbestos liability. New management, formerly at Allied Signal, has taken over at W.R. Grace and says it is committed to cutting costs, increasing productivity, and improving margins. Judging from the last two quarters' earnings, which were much better than Wall Street's consensus expectations, it is succeeding. Management reportedly plans to use excess cash flow initially to repurchase shares and eventually to make acquisitions in other niche industrial businesses. We applaud this strategy and have faith in management's ability to execute it effectively.
  We have taken a very hard look at the asbestos liability issue. Asbestos liability lawsuits are stable and Grace has strong cash flow to provide for the full amount of projected liability. We certainly understand investor concern over this issue. However, we don't believe it will be a significant factor impacting the company's future value. To sum up, W.R. Grace is number one in its industry; it trades at a deeply discounted valuation; and it has a catalyst in the form of new management. Its new managers appear to be succeeding at improving operating results. They seem to have a sound strategy for growing the company, and they appear committed to rewarding shareholders.

----------------------------------------------------------------------
          Regency Fund (Cont'd)

  In closing, we welcome our new shareholders. We've explained our investment strategy and provided an example of how we are implementing it. Now it's back to work, looking for the kind of value-oriented investment opportunities that can help us achieve our shared investment objectives.

Sincerely,

/s/ Robert Gendelman      /s/ S. Basu Mullick

Robert Gendelman and S. Basu Mullick
PORTFOLIO CO-MANAGERS

*THESE ARE CUMULATIVE RETURNS AND ARE NOT ANNUALIZED. THE CUMULATIVE RETURNS FOR
 REGENCY FUND AND THE RUSSELL MIDCAP VALUE INDEX ARE FROM JUNE 1, 1999, WHICH IS THE INCEPTION OF THE FUND, THROUGH AUGUST 31, 1999. BECAUSE THIS IS A NEW FUND, SHORT-TERM RESULTS MAY NOT BE DUPLICATED. AVERAGE NET ASSETS OF THE PORTFOLIO FROM INCEPTION THROUGH AUGUST 31, 1999 WERE APPROXIMATELY $6.1 MILLION. IT MAY BE EASIER TO ACHIEVE HIGHER RETURNS IN A SMALL FUND THAN IN A LARGER FUND. IN PARTICULAR, IPOS HAD A SIGNIFICANT IMPACT ON THE PERFORMANCE OF THIS FUND. NEUBERGER BERMAN MANAGEMENT INC.-REGISTERED TRADEMARK- CURRENTLY ABSORBS CERTAIN EXPENSES OF THE FUND. WITHOUT THIS ARRANGEMENT, THE FUND'S RETURNS WOULD HAVE BEEN LESS. THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH MEDIUM MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

 For index definitions, refer to page A-32, titled "Glossary of Indices." The Portfolio may invest in many securities not included in the index listed.

 The composition, industries and holdings of the Portfolio are subject to change. Regency Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Socially Responsive Fund
  For the six and twelve month periods concluding August 31, 1999, the Socially Responsive Fund gained 9.89% and 37.09%, respectively, compared to the Standard & Poor's 500 Index's 7.29% and 39.82% returns over the same time periods (see page B-9 for comparison of a $10,000 investment and average annual total returns as of August 31, 1999).*
  Value reasserted itself in the second half of fiscal 1999, boosting the performance of our portfolio to levels competitive with the growth-stock dominated S&P 500. Beginning in April, value-oriented sectors including basic materials, energy, capital goods, and industrial and consumer cyclicals rallied strongly from severely depressed levels. Concurrently, high priced growth sectors such as branded consumer goods, pharmaceutical companies, and some of the technology high flyers began to fade.
  Is this the beginning of a true value renaissance or only a temporary change in the growth stock dominance of recent years? Investor behavior is impossible to predict. However, based on historical valuation benchmarks, value stocks are still fundamentally cheap and growth stocks are still rather richly priced. Perhaps more importantly, if the U.S. economy keeps growing at a decent pace and the rest of the world regains some momentum, we expect economically sensitive companies in the value camp to continue to enjoy very favorable earnings comparisons. We are not suggesting growth stock investing won't continue to be rewarding. However, we do anticipate a broader market in which value stocks will provide much more competitive returns.
  We enjoyed generous returns from our technology holdings in fiscal 1999. This was not accomplished by owning market darlings with high price-to-earnings ratios, but rather from our positions in more reasonably priced technology stocks including Unisys, Intel, and Hewlett Packard. Our success in these stocks reaffirms our belief that we can generate attractive returns in the technology sector without sacrificing our value principles. Biotechnology investments Biogen and Alza also performed quite well.

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)

  Our energy holdings, most notably, oil service company Cooper Cameron, contributed to portfolio returns, as energy prices rebounded from 1998 lows. Tyco International, a diversified industrial company with a terrific acquisition record, and consumer electronics retailer Circuit City made our Top Ten performance list this year (based on contribution to overall return).
  Our two primary sector disappointments were financial stocks and utilities -- both interest rate sensitive groups that sold off as interest rates trended higher this summer. If rates continue to rise, financial stocks may come under more selling pressure. However, if interest rates stabilize around current levels, we expect financial company earnings to remain relatively strong. With high quality financial companies now trading at just about half the S&P 500's price-to-earnings ratio, we view them as outstanding long term investment bargains. We are less optimistic regarding the prospects for utilities and consequently, have eliminated them from the portfolio.
  As is our custom, we will highlight two socially responsive portfolio companies we believe have excellent investment potential: Valassis Communications and Hewlett Packard. Please be advised these are examples of our investment philosophy at work, not recommendations and we may sell these stocks without notice if circumstances change. Valassis Communications produces the coupons accompanying your Sunday newspaper. It's a niche business with only one major competitor (NewsCorp). We bought Valassis when it was trading at about 12 times earnings and even after an excellent year, it is still trading at 18.5 times next year's estimates -- a discount to the S&P 500's multiple. Named by Fortune Magazine as one of the 100 best places to work, Valassis' commitment to the well being of its employees is clearly demonstrated by the fact the company highlights its progressive workplace policies in its standard presentations to Wall Street analysts. Good company, good investment value, good corporate citizen.

------------------------------------------------------------
        Socially Responsive Fund Cont'd

  Via an upcoming spin-off, Hewlett Packard is separating its measurement instrument division from its computer and imaging businesses. We believe this will help investors focus on HP's strengths, most notably its computer printer business, which boasts a dominant market share. We believe when the spin-off is completed, investors will value the sum of the parts higher than the current price of the whole. Despite excellent performance this year, Hewlett Packard still trades at a modest price-to-earnings discount to the market. In addition, HP is a socially responsive role model for corporate America. It is one of the largest companies led by a woman CEO. In addition to the progressive work-place policies that earned HP's designation as one of the 100 Best Places to Work, the company also gets good corporate citizenship grades for its environmentally friendly product recycling programs.
  In closing, although we are stock-specific investors, we also monitor overall portfolio characteristics to ensure that we are well within the bounds of our value discipline. The analysis at the close of this reporting period reveals that the portfolio's price-to-earnings, price-to-cash flow, and price-to-book value ratios are all below the S&P 500's.

Sincerely,

/s/ Janet Prindle

Janet Prindle
PORTFOLIO MANAGER

*For index definitions, refer to page A-32, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the index listed.

 The composition, industries and holdings of the Portfolio are subject to change. Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Past performance is no guarantee of future results.

 The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

GLOSSARY OF INDICES

S&P 500 INDEX:                             An unmanaged index generally considered
                                           to be representative of stock market
                                           activity.
RUSSELL 1000-REGISTERED TRADEMARK-INDEX:   Measures the performance of the 1,000
                                           largest companies in the Russell
                                           3000-Registered Trademark- Index (which
                                           measures the performance of the 3,000
                                           largest U.S. companies based on total
                                           market capitalization). The Russell
                                           1000 Index represents approximately 92%
                                           of the total market capitalization of
                                           the Russell 3000 Index.
RUSSELL 1000-REGISTERED TRADEMARK-VALUE    Measures the performance of those
INDEX:                                     Russell 1000 companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.
RUSSELL 2000-REGISTERED TRADEMARK-INDEX:   An unmanaged index consisting of
                                           securities of the 2,000 issuers having
                                           the smallest capitalization in the
                                           Russell 3000-Registered Trademark-
                                           Index, representing approximately 8% of
                                           the Russell 3000 total market
                                           capitalization. The smallest company's
                                           market capitalization is roughly $178
                                           million.
RUSSELL 2000-REGISTERED TRADEMARK-GROWTH   Measures the performance of those
INDEX:                                     Russell 2000-Registered Trademark-
                                           Index companies with higher
                                           price-to-book ratios and higher
                                           forecasted growth values.
RUSSELL 2000-REGISTERED TRADEMARK-VALUE    Measures the performance of those
INDEX:                                     Russell 2000-Registered Trademark-
                                           Index companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.
RUSSELL 3000-REGISTERED TRADEMARK-INDEX:   Measures the performance of the 3,000
                                           largest U.S. companies based on total
                                           market capitalization.
EAFE-REGISTERED TRADEMARK-INDEX:           Also known as the Morgan Stanley
                                           Capital International Europe,
                                           Australasia, Far East Index. An
                                           unmanaged index of over 1,000 foreign
                                           stock prices. The index is translated
                                           into U.S. dollars and includes
                                           reinvestment of all dividends and
                                           capital gain distributions.
RUSSELL MIDCAP-TRADEMARK- INDEX:           Measures the performance of the 800
                                           smallest companies in the Russell
                                           1000-Registered Trademark- Index, that
                                           represents approximately 26% of the
                                           total market capitalization of the
                                           Russell 1000 Index (which in turn,
                                           consists of the 1,000 largest US
                                           companies, based on market
                                           capitalization).
RUSSELL MIDCAP-TRADEMARK- GROWTH INDEX:    An unmanaged index that measures the
                                           performance of those Russell Midcap
                                           Index companies with higher
                                           price-to-book ratios and higher
                                           forecasted growth values.
RUSSELL MIDCAP-TRADEMARK- VALUE INDEX:     An unmanaged index that measures the
                                           performance of those Russell Midcap-
                                           Trademark- Index companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Focus Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                     FOCUS  S&P 500(2)
1 YEAR                             +38.09%     +39.82%
5 YEAR                             +16.77%     +25.11%
10 YEAR                            +14.38%     +17.09%
LIFE OF FUND                       +12.16%     +12.09%
                                Focus Fund     S&P 500
1989                               $10,000     $10,000
1990                                $9,627      $9,488
1991                               $11,164     $12,048
1992                               $12,482     $13,004
1993                               $16,007     $14,980
1994                               $17,665     $15,806
1995                               $22,517     $19,192
1996                               $23,350     $22,780
1997                               $33,605     $32,057
1998                               $27,767     $34,647
1999                               $38,343     $48,444

   The inception date of Neuberger Berman Focus Fund is 10/19/55.
   The Fund's name prior to January 1, 1995 was Neuberger&Berman Selected Sectors Fund. Prior to November 1, 1991, the investment policies of Neuberger Berman Focus Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Fund's current investment policies. While the Fund's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Genesis Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                     GENESIS  RUSSELL 2000-REGISTERED TRADEMARK-(2)
1 YEAR                               +19.20%                                +28.36%
5 YEAR                               +15.19%                                +12.31%
10 YEAR                              +11.41%                                +10.97%
LIFE OF FUND                         +13.10%                                +12.10%
                                Genesis Fund                           Russell 2000
1989                                 $10,000                                $10,000
1990                                  $7,847                                 $8,019
1991                                 $10,621                                $10,525
1992                                 $11,163                                $11,294
1993                                 $13,865                                $14,967
1994                                 $14,526                                $15,846
1995                                 $17,386                                $19,146
1996                                 $21,093                                $21,218
1997                                 $30,440                                $27,362
1998                                 $24,711                                $22,055
1999                                 $29,455                                $28,309

   The inception date of Neuberger Berman Genesis Fund is 9/27/88.
   From May 15, 1995 through December 14, 1997, Neuberger Berman Management Inc. waived a portion of the management fee borne directly by Neuberger Berman Genesis Portfolio and indirectly by Neuberger Berman Genesis Fund to reduce that fee by 0.10% of the Portfolio's average daily net assets per annum. Absent such waiver, the average annual total returns would have been less.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Guardian Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                     GUARDIAN  S&P 500(2)  RUSSELL 1000 -REGISTERED TRADEMARK- VALUE(2)
1 YEAR                                +26.12%     +39.82%                                       +30.08%
5 YEAR                                +12.75%     +25.11%                                       +21.44%
10 YEAR                               +12.40%     +17.09%                                       +15.25%
LIFE OF FUND                          +12.85%     +13.23%                                           N/A
                                Guardian Fund     S&P 500                            Russell 1000 Value
1989                                  $10,000     $10,000                                       $10,000
1990                                   $8,751      $9,488                                        $8,819
1991                                  $11,418     $12,048                                       $10,897
1992                                  $13,004     $13,004                                       $11,991
1993                                  $16,181     $14,980                                       $15,212
1994                                  $17,657     $15,806                                       $15,647
1995                                  $21,905     $19,192                                       $18,648
1996                                  $23,059     $22,780                                       $21,919
1997                                  $32,210     $32,057                                       $30,585
1998                                  $25,511     $34,647                                       $31,775
1999                                  $32,173     $48,444                                       $41,333

   The inception date of Neuberger Berman Guardian Fund is 6/1/50.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          International Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                     INTERNATIONAL  EAFE-REGISTERED TRADEMARK- INDEX(2)
1 YEAR                                     +21.09%                              +26.03%
5 YEAR                                     +10.30%                               +8.52%
LIFE OF FUND                               +10.81%                               +8.90%
                                International Fund                           EAFE Index
6/15/94                                    $10,000                              $10,000
8/31/94                                    $10,460                              $10,366
1995                                       $10,732                              $10,449
1996                                       $11,991                              $11,305
1997                                       $14,954                              $12,363
1998                                       $14,104                              $12,379
1999                                       $17,079                              $15,601

   The inception date of Neuberger Berman International Fund is 6/15/94. Neuberger Berman Management Inc. ("Management") has voluntarily undertaken to reimburse International Fund for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceed 1.70% per annum of International Fund's average daily net assets ("Expense Limitation"), subject to termination upon at least 60 days' prior written notice. Absent such reimbursement, the average annual total returns would have been lower. International Fund had agreed to repay Management through December 31, 1998 for its excess operating expenses previously reimbursed by Management, so long as its annual operating expenses during that period did not exceed the Expense Limitation. Absent this repayment arrangement, the average annual total returns would have been higher.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars and includes reinvestment of all dividends and capital gain distributions. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES BASED OUTSIDE THE UNITED STATES ARE SET FORTH IN THE PROSPECTUS.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Manhattan Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                                            RUSSELL MIDCAP-TM
                                     MANHATTAN  S&P 500(2)          GROWTH(2)
1 YEAR                                 +37.40%     +39.82%            +48.83%
5 YEAR                                 +15.72%     +25.11%            +19.25%
10 YEAR                                +12.24%     +17.09%            +15.22%
LIFE OF FUND                           +16.81%     +17.66%                N/A
                                                               Russell Midcap
                                Manhattan Fund     S&P 500             Growth
1989                                   $10,000     $10,000            $10,000
1990                                    $8,754      $9,488             $9,009
1991                                   $11,044     $12,048            $12,520
1992                                   $11,568     $13,004            $13,366
1993                                   $14,779     $14,980            $16,228
1994                                   $15,295     $15,806            $17,102
1995                                   $19,270     $19,192            $21,335
1996                                   $18,710     $22,780            $23,857
1997                                   $25,961     $32,057            $31,308
1998                                   $23,101     $34,647            $27,715
1999                                   $31,741     $48,444            $41,250

   The inception date of Neuberger Berman Manhattan Fund is 3/1/79 when Neuberger Berman Management Inc. ("Management") first became its investment adviser.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell Midcap Growth Index measures the performance of those Russell Midcap-TM- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is an unmanaged index generally considered to be representative of overall stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Millennium Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AGGREGATE TOTAL RETURN(1)
                           MILLENNIUM FUND  RUSSELL 2000-REGISTERED TRADEMARK-GROWTH(2)  RUSSELL 2000-REGISTERED TRADEMARK-(2)
LIFE OF FUND                       +94.90%                                      +34.43%                                +22.81%
                           Millennium Fund                          Russell 2000 Growth                           Russell 2000
10/20/98                           $10,000                                      $10,000                                $10,000
8/31/99                            $19,490                                      $13,443                                $12,281

   These are cumulative returns and are not annualized. The cumulative returns for Neuberger Berman Millennium Fund, the Russell 2000 Growth Index, and the Russell 2000 Index are from October 20, 1998, which is the commencement of operations of the Fund, through August 31, 1999. Because this is a new fund, short-term results may not be duplicated. Average net assets of Neuberger Berman Millennium Portfolio through August 31, 1999 were approximately $32.1 million. It may be easier to achieve higher returns in a small fund than in a larger fund. In particular, IPOs had a significant impact on the performance of the Fund. Millennium Fund's performance can also be attributed to its focus on the small-cap growth sector of the stock market, which has experienced a period of accelerated growth. Neuberger Berman Management Inc. ("Management") currently absorbs certain operating expenses that exceed, in the aggregate, 1.75% of the average daily net assets per annum of the Fund, subject to termination upon at least 60 days' prior written notice. Absent this arrangement, which is subject to change, the Fund's returns would have been less. The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.
2. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $178 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Partners Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                     PARTNERS  S&P 500(2)  RUSSELL 1000-REGISTERED TRADEMARK- VALUE(2)
1 YEAR                                +26.08%     +39.82%                                      +30.08%
5 YEAR                                +18.22%     +25.11%                                      +21.44%
10 YEAR                               +14.06%     +17.09%                                      +15.25%
LIFE OF FUND                          +17.63%     +16.78%                                          N/A
                                Partners Fund     S&P 500                           Russell 1000 Value
1989                                  $10,000     $10,000                                      $10,000
1990                                   $9,318      $9,488                                       $8,819
1991                                  $10,998     $12,048                                      $10,897
1992                                  $11,933     $13,004                                      $11,991
1993                                  $15,291     $14,980                                      $15,212
1994                                  $16,141     $15,806                                      $15,647
1995                                  $19,616     $19,192                                      $18,648
1996                                  $22,335     $22,780                                      $21,919
1997                                  $32,858     $32,057                                      $30,585
1998                                  $29,563     $34,647                                      $31,775
1999                                  $37,273     $48,444                                      $41,333

   The inception date of Neuberger Berman Partners Fund is 1/20/75 when Neuberger Berman Management Inc. first became its investment adviser.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Regency Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AGGREGATE TOTAL RETURN(1)
                                REGENCY  RUSSELL MIDCAP -TM-VALUE(2)  RUSSELL MIDCAP-TM-(2)
LIFE OF FUND                     -1.80%                       -4.80%                 -1.92%
                           Regency Fund         Russell Midcap Value         Russell Midcap
6/1/99                          $10,000                      $10,000                $10,000
8/31/99                          $9,820                       $9,520                 $9,808

   These are cumulative returns and are not annualized. The cumulative returns for Neuberger Berman Regency Fund, the Russell Midcap Value Index, and the Russell Midcap Index are from June 1, 1999, which is the commencement of operations of the Fund, through August 31, 1999. Because this is a new fund, short-term results may not be duplicated. Average net assets of Neuberger Berman Regency Portfolio through August 31, 1999 were approximately $6.1 million. It may be easier to achieve higher returns in a small fund than in a larger fund. In particular, IPOs had a significant impact on the performance of the Fund. Neuberger Berman Management Inc. ("Management") currently absorbs certain operating expenses that exceed, in the aggregate, 1.50% of the average daily net assets per annum of the Fund, until December 31, 2002. Absent this arrangement, the Fund's returns would have been less. The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price to book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Socially Responsive Fund

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN(1)
                                     SOCIALLY RESPONSIVE  S&P 500(2)
1 YEAR                                           +37.09%     +39.82%
5 YEAR                                           +19.21%     +25.11%
LIFE OF FUND                                     +17.60%     +23.39%
                                Socially Responsive Fund     S&P 500
3/16/94                                          $10,000     $10,000
8/31/94                                          $10,070     $10,279
1995                                             $11,865     $12,481
1996                                             $14,261     $14,814
1997                                             $18,818     $20,848
1998                                             $17,686     $22,533
1999                                             $24,245     $31,505

   The inception date of Neuberger Berman Socially Responsive Fund is 3/16/94. Neuberger Berman Management Inc. ("Management") had voluntarily undertaken to reimburse Socially Responsive Fund for its operating expenses and its pro rata share of its Portfolio's operating expenses which, in the aggregate, exceeded 1.50% per annum of Socially Responsive Fund's average daily net assets ("Expense Limitation"). Absent such reimbursement, the average annual total returns would have been lower. Socially Responsive Fund had agreed to repay Management through March 14, 1998 for its excess operating expenses previously reimbursed by Management, so long as its annual operating expenses during that period did not exceed the Expense Limitation of the Fund; the Fund has entirely repaid Management for these amounts. Absent this repayment arrangement, the average annual total returns would have been higher.

1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2. The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Equity Funds


                                              FOCUS           GENESIS         GUARDIAN
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)      FUND             FUND             FUND
                                          ------------------------------------------------
ASSETS
      Investment in corresponding
        Portfolio, at value (Note A)      $   1,327,814    $     848,098    $   3,446,910
      Receivable for Trust shares sold              313            5,080            1,652
      Receivable from
        administrator -- net (Note B)                --               --               --
                                          ------------------------------------------------
                                              1,328,127          853,178        3,448,562
                                          ------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed             781            1,423            5,508
      Payable to administrator -- net
        (Note B)                                    307              194              804
      Accrued expenses                              431              306            1,217
                                          ------------------------------------------------
                                                  1,519            1,923            7,529
                                          ------------------------------------------------
NET ASSETS at value                       $   1,326,608    $     851,255    $   3,441,033
                                          ------------------------------------------------

NET ASSETS consist of:
      Par value                           $          37    $          59    $         151
      Paid-in capital in excess of par
        value                                   685,109          803,757        2,246,592
      Accumulated undistributed net
        investment income (loss)                    118            3,735            6,714
      Accumulated net realized gains
        (losses) on investment                  183,643          (58,958)         746,872
      Net unrealized appreciation
        (depreciation) in value
        of investment                           457,701          102,662          440,704
                                          ------------------------------------------------
NET ASSETS at value                       $   1,326,608    $     851,255    $   3,441,033
                                          ------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                              36,598           59,152          151,434
                                          ------------------------------------------------

NET ASSET VALUE, offering and redemption
  price per share                                $36.25           $14.39           $22.72
                                          ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Funds

                                                                                                                  SOCIALLY
                           INTERNATIONAL      MANHATTAN       MILLENNIUM        PARTNERS          REGENCY        RESPONSIVE
                               FUND             FUND             FUND             FUND             FUND             FUND
                           ---------------------------------------------------------------------------------------------------
ASSETS
      Investment in
        corresponding
        Portfolio, at
        value (Note A)     $     112,213    $     565,838    $      66,037    $   2,857,082    $       7,923    $     118,614
      Receivable for
        Trust shares sold            586              876              669            1,285                6              489
      Receivable from
     administrator -- net
        (Note B)                      --               --               --               --               29               --
                           ---------------------------------------------------------------------------------------------------
                                 112,799          566,714           66,706        2,858,367            7,958          119,103
                           ---------------------------------------------------------------------------------------------------
LIABILITIES
      Payable for Trust
        shares redeemed              176              302              206            2,595                1              101
      Payable to
     administrator -- net
        (Note B)                      25              124                5              653               --               27
      Accrued expenses                82              328               49              761               14               75
                           ---------------------------------------------------------------------------------------------------
                                     283              754              260            4,009               15              203
                           ---------------------------------------------------------------------------------------------------
NET ASSETS at value        $     112,516    $     565,960    $      66,446    $   2,854,358    $       7,943    $     118,900
                           ---------------------------------------------------------------------------------------------------

NET ASSETS consist of:
      Par value            $           7    $          47    $           3    $         108    $           1    $           6
      Paid-in capital in
        excess of par
        value                     76,407          401,745           52,893        2,235,773            8,361           88,754
      Accumulated
        undistributed net
        investment
        income (loss)               (328)              --               --           29,186               10              116
      Accumulated net
        realized gains
        (losses) on
        investment                 1,519           52,950            7,642          297,910               72            4,840
      Net unrealized
        appreciation
        (depreciation) in
        value
        of investment             34,911          111,218            5,908          291,381             (501)          25,184
                           ---------------------------------------------------------------------------------------------------
NET ASSETS at value        $     112,516    $     565,960    $      66,446    $   2,854,358    $       7,943    $     118,900
                           ---------------------------------------------------------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value;
        unlimited shares
        authorized)                6,712           46,894            3,409          108,043              809            5,575
                           ---------------------------------------------------------------------------------------------------

NET ASSET VALUE, offering
  and redemption price
  per share                       $16.76           $12.07           $19.49           $26.42            $9.82           $21.33
                           ---------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Equity Funds


                                             FOCUS         GENESIS        GUARDIAN
                                              FUND           FUND           FUND
                                            For the        For the        For the
                                              Year           Year           Year
                                             Ended          Ended          Ended
                                           August 31,     August 31,     August 31,
(000'S OMITTED)                              1999           1999           1999
                                          ------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding
      Portfolio (Note A)                  $    12,149    $    17,965    $    62,696
                                          ------------------------------------------
    Expenses:
      Administration fee (Note B)               3,585          2,634         10,690
      Amortization of deferred
        organization and initial
        offering expenses (Note A)                 --             --             --
      Auditing fees                                 8              8              9
      Custodian fees                               10             10             10
      Legal fees                                    7             12             14
      Registration and filing fees                 24            188             48
      Reimbursement of expenses
        previously assumed by
        administrator (Note B)                     --             --             --
      Shareholder reports                         159            250            455
      Shareholder servicing agent fees            835          1,147          3,447
      Trustees' fees and expenses                  20             14             52
      Miscellaneous                                38             26            108
      Expenses from corresponding
        Portfolio
        (Notes A & B)                           7,052          7,546         18,987
                                          ------------------------------------------
        Total expenses                         11,738         11,835         33,820
      Expenses reimbursed by
        administrator and/or reduced by
        custodian fee expense offset
        arrangement (Note B)                       (3)            (3)            (3)
                                          ------------------------------------------
        Total net expenses                     11,735         11,832         33,817
                                          ------------------------------------------
        Net investment income (loss)              414          6,133         28,879
                                          ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS FROM CORRESPONDING
  PORTFOLIO (NOTE A)
    Net realized gain (loss) on
      investment securities                   187,108        (58,582)       660,943
    Net realized gain on option
      contracts                                    46             --          5,673
    Net realized gain (loss) on
      financial futures contracts                  --             --         94,673
    Net realized loss on foreign
      currency transactions                        --             --             --
    Net realized loss on equity swap
      contracts                                    --             --             --
    Change in net unrealized
      appreciation (depreciation) of
      investment securities, financial
      futures contracts, option
      contracts, equity swap contracts,
      translation of assets and
      liabilities in foreign currencies,
      and foreign currency contracts          227,003        235,324        244,338
                                          ------------------------------------------
        Net gain (loss) on investments
          from corresponding Portfolio
          (Note A)                            414,157        176,742      1,005,627
                                          ------------------------------------------
        Net increase (decrease) in net
          assets resulting from
          operations                      $   414,571    $   182,875    $ 1,034,506
                                          ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                                               MILLENNIUM
                                                                  FUND                            REGENCY
                                                                                                    FUND
                                                                For the                                            SOCIALLY
                           INTERNATIONAL      MANHATTAN       Period from        PARTNERS         For the         RESPONSIVE
                                FUND             FUND         October 20,          FUND         Period from          FUND
                                                                  1998                          June 1, 1999
                              For the          For the       (Commencement       For the       (Commencement       For the
                                Year             Year        of Operations)        Year        of Operations)        Year
                               Ended            Ended              to             Ended              to             Ended
                             August 31,       August 31,       August 31,       August 31,       August 31,       August 31,
                               1999             1999             1999             1999             1999             1999
                           ---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Investment income
      from corresponding
      Portfolio (Note A)   $       1,393    $       2,810    $         140    $      54,515    $          32    $       1,314
                           ---------------------------------------------------------------------------------------------------
    Expenses:
      Administration fee
        (Note B)                     307            1,473               70            8,070                4              280
      Amortization of
        deferred
        organization and
        initial offering
        expenses
        (Note A)                      16               --               --               --               --                8
      Auditing fees                    9               10                6                9                5                8
      Custodian fees                  10               10                9               10                2               10
      Legal fees                      16               12               30               11               27               11
      Registration and
        filing fees                   27               56               41              184               38               32
      Reimbursement of
        expenses
        previously
        assumed by
        administrator
        (Note B)                      20               --               --               --               --               --
      Shareholder reports             46              143               60              347                7               47
      Shareholder
        servicing agent
        fees                         138              640               29            2,051                1              138
      Trustees' fees and
        expenses                       6               11                5               40               --                3
      Miscellaneous                    3               16                2               78               --                3
      Expenses from
        corresponding
        Portfolio
        (Notes A & B)              1,302            3,276              321           14,533               39              640
                           ---------------------------------------------------------------------------------------------------
        Total expenses             1,900            5,647              573           25,333              123            1,180
      Expenses reimbursed
        by administrator
        and/or reduced by
        custodian fee
        expense offset
        arrangement
        (Note B)                      (3)              (5)            (105)              (4)            (101)              --
                           ---------------------------------------------------------------------------------------------------
        Total net
          expenses                 1,897            5,642              468           25,329               22            1,180
                           ---------------------------------------------------------------------------------------------------
        Net investment
          income (loss)             (504)          (2,832)            (328)          29,186               10              134
                           ---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS FROM
  CORRESPONDING PORTFOLIO
  (NOTE A)
    Net realized gain
      (loss) on
      investment
      securities                  15,450           53,255            7,970          304,202               72            4,788
    Net realized gain on
      option contracts                --               --               --               --               --               --
    Net realized gain
      (loss) on financial
      futures contracts           (1,360)              --               --               --               --               --
    Net realized loss on
      foreign currency
      transactions                (2,172)              --               --               --               --               --
    Net realized loss on
      equity swap
      contracts                     (273)              --               --               --               --               --
    Change in net
      unrealized
      appreciation
      (depreciation) of
      investment
      securities,
      financial futures
      contracts, option
      contracts, equity
      swap contracts,
      translation of
      assets and
      liabilities in
      foreign currencies,
      and foreign
      currency contracts          12,310          122,884            5,908          381,420             (501)          25,901
                           ---------------------------------------------------------------------------------------------------
        Net gain (loss)
          on investments
          from
          corresponding
          Portfolio
          (Note A)                23,955          176,139           13,878          685,622             (429)          30,689
                           ---------------------------------------------------------------------------------------------------
        Net increase
          (decrease) in
          net assets
          resulting from
          operations       $      23,451    $     173,307    $      13,550    $     714,808    $        (419)   $      30,823
                           ---------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Equity Funds


                                                   FOCUS FUND                     GENESIS FUND
                                                      Year                            Year
                                                      Ended                           Ended
                                                   August 31,                      August 31,
(000'S OMITTED)                               1999            1998            1999            1998
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $        414    $      3,949    $      6,133    $      9,699
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                       187,154          80,090         (58,582)         27,717
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       227,003        (318,701)        235,324        (330,423)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         414,571        (234,662)        182,875        (293,007)
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (3,445)         (2,176)         (9,718)             --
    Net realized gain on investments           (75,412)       (178,818)        (27,534)        (14,284)
                                          -------------------------------------------------------------
    Total distributions to shareholders        (78,857)       (180,994)        (37,252)        (14,284)
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  129,052         193,247         237,870       1,453,709
    Proceeds from reinvestment of
      dividends and distributions               69,014         160,844          33,074          13,158
    Payments for shares redeemed              (327,093)       (230,424)       (644,388)       (798,608)
                                          -------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                      (129,027)        123,667        (373,444)        668,259
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          206,687        (291,989)       (227,821)        360,968
NET ASSETS:
    Beginning of year                        1,119,921       1,411,910       1,079,076         718,108
                                          -------------------------------------------------------------
    End of year                           $  1,326,608    $  1,119,921    $    851,255    $  1,079,076
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      year                                $        118    $      3,155    $      3,735    $      9,699
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                         3,650           5,176          17,134          89,859
    Issued on reinvestment of dividends
      and distributions                          1,951           5,052           2,369             850
    Redeemed                                    (9,296)         (6,242)        (46,885)        (50,355)
                                          -------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                               (3,695)          3,986         (27,382)         40,354
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds


                                   GUARDIAN FUND                INTERNATIONAL FUND                MANHATTAN FUND
                                       Year                            Year                            Year
                                       Ended                           Ended                           Ended
                                    August 31,                      August 31,                      August 31,
                               1999            1998            1999            1998            1999            1998
                           ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
  NET ASSETS:

FROM OPERATIONS:
    Net investment income
      (loss)               $     28,879    $     36,229    $       (504)   $       (321)   $     (2,832)   $     (2,526)
    Net realized gain
      (loss) on
      investments from
      corresponding
      Portfolio (Note A)        761,289         737,046          11,645         (10,595)         53,255          42,660
    Change in net
      unrealized
      appreciation
      (depreciation) of
      investments from
      corresponding
      Portfolio (Note A)        244,338      (1,869,600)         12,310            (254)        122,884         (97,621)
                           ---------------------------------------------------------------------------------------------
    Net increase
      (decrease) in net
      assets resulting
      from operations         1,034,506      (1,096,325)         23,451         (11,170)        173,307         (57,487)
                           ---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
    Net investment income       (27,356)        (37,408)             --              --              --              --
    Net realized gain on
      investments              (663,907)       (809,963)            (86)         (1,069)        (40,870)       (148,169)
                           ---------------------------------------------------------------------------------------------
    Total distributions
      to shareholders          (691,263)       (847,371)            (86)         (1,069)        (40,870)       (148,169)
                           ---------------------------------------------------------------------------------------------
FROM TRUST SHARE
  TRANSACTIONS:
    Proceeds from shares
      sold                      317,386         672,782         170,346         138,963          71,250          82,374
    Proceeds from
      reinvestment of
      dividends and
      distributions             637,856         785,350              79             999          37,860         137,125
    Payments for shares
      redeemed               (2,068,212)     (1,778,812)       (206,780)       (117,593)       (152,235)       (107,644)
                           ---------------------------------------------------------------------------------------------
    Net increase
      (decrease) from
      Trust share
      transactions           (1,112,970)       (320,680)        (36,355)         22,369         (43,125)        111,855
                           ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
  IN NET ASSETS                (769,727)     (2,264,376)        (12,990)         10,130          89,312         (93,801)
NET ASSETS:
    Beginning of year         4,210,760       6,475,136         125,506         115,376         476,648         570,449
                           ---------------------------------------------------------------------------------------------
    End of year            $  3,441,033    $  4,210,760    $    112,516    $    125,506    $    565,960    $    476,648
                           ---------------------------------------------------------------------------------------------
    Accumulated
      undistributed net
      investment income
      (loss) at end of
      year                 $      6,714    $      5,254    $       (328)   $       (118)   $         --    $         --
                           ---------------------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                         13,413          23,020          11,513           8,477           6,259           6,569
    Issued on
      reinvestment of
      dividends and
      distributions              28,622          31,246               5              70           3,301          13,235
    Redeemed                    (88,128)        (62,892)        (13,865)         (7,268)        (13,292)         (8,493)
                           ---------------------------------------------------------------------------------------------
    Net increase
      (decrease) in
      shares outstanding        (46,093)         (8,626)         (2,347)          1,279          (3,732)         11,311
                           ---------------------------------------------------------------------------------------------

Neuberger Berman
----------------------------------------------------------------------
          Equity Funds

                                           MILLENNIUM
                                              FUND
                                           Period from
                                           October 20,
                                              1998
                                          (Commencement
                                               of
                                           Operations)
                                               to
                                           August 31,
(000'S OMITTED)                               1999
                                          -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $       (328)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                         7,970
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                         5,908
                                          -------------
    Net increase (decrease) in net
      assets resulting from operations          13,550
                                          -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           --
    Net realized gain on investments                --
                                          -------------
    Total distributions to shareholders             --
                                          -------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   64,149
    Proceeds from reinvestment of
      dividends and distributions                   --
    Payments for shares redeemed               (11,253)
                                          -------------
    Net increase (decrease) from Trust
      share transactions                        52,896
                                          -------------
NET INCREASE (DECREASE) IN NET ASSETS           66,446
NET ASSETS:
    Beginning of year                               --
                                          -------------
    End of year                           $     66,446
                                          -------------
    Accumulated undistributed net
      investment income (loss) at end of
      year                                $         --
                                          -------------
NUMBER OF TRUST SHARES:
    Sold                                         4,097
    Issued on reinvestment of dividends
      and distributions                             --
    Redeemed                                      (688)
                                          -------------
    Net increase (decrease) in shares
      outstanding                                3,409
                                          -------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                                                          REGENCY FUND
                                                                           Period from
                                                                          June 1, 1999              SOCIALLY
                                                  PARTNERS FUND           (Commencement          RESPONSIVE FUND
                                                                               of
                                                      Year                 Operations)                Year
                                                      Ended                    to                     Ended
                                                   August 31,              August 31,              August 31,
                                              1999            1998            1999            1999            1998
                                          -----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     29,186    $     26,638    $         10    $        134    $        356
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                       304,202         379,905              72           4,788           4,904
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       381,420        (727,668)           (501)         25,901         (13,949)
                                          -----------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         714,808        (321,125)           (419)         30,823          (8,689)
                                          -----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                           --         (18,986)             --            (355)            (83)
    Net realized gain on investments          (282,180)       (583,567)             --          (4,467)         (1,563)
                                          -----------------------------------------------------------------------------
    Total distributions to shareholders       (282,180)       (602,553)             --          (4,822)         (1,646)
                                          -----------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  350,742         759,283           8,590          38,284          44,463
    Proceeds from reinvestment of
      dividends and distributions              268,026         573,055              --           4,361           1,494
    Payments for shares redeemed            (1,009,715)       (699,711)           (228)        (32,244)        (12,864)
                                          -----------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                      (390,947)        632,627           8,362          10,401          33,093
                                          -----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           41,681        (291,051)          7,943          36,402          22,758
NET ASSETS:
    Beginning of year                        2,812,677       3,103,728              --          82,498          59,740
                                          -----------------------------------------------------------------------------
    End of year                           $  2,854,358    $  2,812,677    $      7,943    $    118,900    $     82,498
                                          -----------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      year                                $     29,186    $         --    $         10    $        116    $        326
                                          -----------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        13,336          26,171             831           1,926           2,283
    Issued on reinvestment of dividends
      and distributions                         10,691          22,596              --             224              85
    Redeemed                                   (38,449)        (24,506)            (22)         (1,630)           (671)
                                          -----------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                              (14,422)         24,261             809             520           1,697
                                          -----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Funds

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (collectively, the "Funds") are separate operating series of Neuberger Berman Equity Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Millennium and Regency had no operations until October 20, 1998 and June 1, 1999, respectively, other than matters relating to their organization and registration as diversified, open-end management investment companies under the 1940 Act, and registration of their shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding portfolio of Equity Managers Trust (Global Managers Trust with respect to International) (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (85.86%, 48.43%, 72.97%, 97.99%, 92.33%, 96.78%, 75.81%, 95.74%, and 29.87%,
   for Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, and Socially Responsive, respectively, at August 31, 1999). 63.74% of Neuberger Berman Socially Responsive Portfolio is held by another regulated investment company, which has decided to redeem its interest in the Portfolio subsequent to August 31, 1999. Neuberger Berman Management Inc. ("Management") is endeavoring to carry out this transaction in a way that would minimize the effect on the Portfolio. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.
2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive to continue to and the intention of Millennium and Regency to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($3,865,978 expiring in 2007 for Genesis, determined as of August 31, 1999), it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Organization expenses incurred by International and Socially Responsive were fully amortized as of August 31, 1999.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.
7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of 0.26% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   Management has voluntarily undertaken to reimburse International, Millennium, and Regency for their operating expenses plus their pro rata portion of their corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, 1.70%, 1.75%, and 1.50%, respectively, per annum of their average daily net assets (each an "Expense Limitation"). The undertakings for International and Millennium are subject to termination by Management upon at least 60 days' prior written notice to the appropriate Fund. For Regency, Management has contractually undertaken to reimburse any excess Operating Expenses through December 31, 2002. For the period ended August 31, 1999, such excess expenses amounted to $102,478 and $100,634 for Millennium and Regency, respectively. International had agreed to repay Management through December 31, 1998, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period did not exceed its Expense Limitation. For the period from September 1, 1998 to December 31, 1998, International reimbursed Management $20,095 under this agreement. At August 31, 1999, International has no remaining contingent liability to Management under the agreement for any amount not repaid through December 31, 1998. Millennium has agreed to repay Management through December 31, 2000, for its excess Operating Expenses that Management reimburses through December 31, 1999, so long as Millennium's Operating Expenses during that period do not exceed its Expense Limitation. For the period ended August 31, 1999, Millennium has not reimbursed Management. Regency has agreed to repay Management through December 31, 2005, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement. For the period ended August 31, 1999, Regency has not reimbursed Management.
   As of August 31, 1999, all of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan had agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $1,006 and $2,017, $383 and $2,572, $1,893 and $1,288, $784 and $2,295, $895 and $4,161, $672 and $1,545, $2,219 and $1,687,
$74 and $0, and $60 and $134, for Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, and Socially Responsive, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 1999, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                           ADDITIONS      REDUCTIONS
--------------------------------------------------------------------------------------
FOCUS                                                     $16,517,000   $  231,341,000

GENESIS                                                    19,963,000      441,095,000

GUARDIAN                                                   11,352,000    1,842,088,000

INTERNATIONAL                                              89,580,000      127,476,000

MANHATTAN                                                  18,520,000      105,299,000

MILLENNIUM                                                 55,068,000        2,730,000

PARTNERS                                                   34,202,000      722,985,000

REGENCY                                                     8,467,000          108,000

SOCIALLY RESPONSIVE                                        18,431,000       14,038,000

   At August 31, 1999, Neuberger Berman International Portfolio's cost of investments for U.S. Federal income tax purposes was $84,361,000. Gross unrealized appreciation of investments was $37,716,000 and gross unrealized depreciation of investments was $2,829,000, resulting in net unrealized appreciation of $34,887,000, based on cost for U.S. Federal income tax purposes.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Fund(1)(2)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                     Year Ended August 31,
                                                                1999           1998           1997           1996          1995
                                                              --------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $  27.79       $  38.89       $  28.46       $  28.88        $24.42
                                                              --------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                          .02            .10            .08            .19           .17
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                 10.50          (6.21)         12.00            .85          5.97
                                                              --------------------------------------------------------------------
      Total From Investment Operations                           10.52          (6.11)         12.08           1.04          6.14
                                                              --------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                        (.09)          (.06)          (.22)          (.11)         (.20)
    Distributions (from net capital gains)                       (1.97)         (4.93)         (1.43)         (1.35)        (1.48)
                                                              --------------------------------------------------------------------
      Total Distributions                                        (2.06)         (4.99)         (1.65)         (1.46)        (1.68)
                                                              --------------------------------------------------------------------
Net Asset Value, End of Year                                  $  36.25       $  27.79       $  38.89       $  28.46        $28.88
                                                              --------------------------------------------------------------------
Total Return(3)                                                 +38.09%        -17.37%        +43.92%         +3.70%       +27.47%
                                                              --------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                     $1,326.6       $1,119.9       $1,411.9       $1,071.4        $956.0
                                                              --------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(4)               .85%           .84%           .86%           .89%           --
                                                              --------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets                    .85%           .84%           .86%           .89%          .87%
                                                              --------------------------------------------------------------------
    Ratio of Net Investment Income to Average Net Assets           .03%           .27%           .21%           .69%          .75%
                                                              --------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Fund(2)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                               Year Ended August 31,
                                                     1999           1998             1997             1996             1995
                                                    ---------------------------------------------------------------------------
Net Asset Value, Beginning of Year                  $12.47         $  15.55          $10.91           $ 9.52           $ 8.27
                                                    ---------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                       .11              .11            (.01)            (.01)              --
    Net Gains or Losses on Securities (both
     realized and unrealized)                         2.27            (3.00)           4.80             1.95             1.56
                                                    ---------------------------------------------------------------------------
      Total From Investment Operations                2.38            (2.89)           4.79             1.94             1.56
                                                    ---------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)            (.12)              --              --               --               --
    Distributions (from net capital gains)            (.34)            (.19)           (.15)            (.55)            (.31)
                                                    ---------------------------------------------------------------------------
      Total Distributions                             (.46)            (.19)           (.15)            (.55)            (.31)
                                                    ---------------------------------------------------------------------------
Net Asset Value, End of Year                        $14.39         $  12.47          $15.55           $10.91           $ 9.52
                                                    ---------------------------------------------------------------------------
Total Return(3)                                     +19.20%          -18.82%         +44.32%          +21.32%          +19.69%
                                                    ---------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)           $851.3         $1,079.1          $718.1           $195.4           $111.5
                                                    ---------------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net
     Assets(4)                                        1.17%            1.11%           1.17%            1.28%              --
                                                    ---------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets       1.17%            1.10%(5)        1.16%(5)         1.28%(5)         1.35%(5)
                                                    ---------------------------------------------------------------------------
    Ratio of Net Investment Income (Loss) to
     Average Net Assets                                .61%             .72%           (.08%)           (.18%)           (.16%)
                                                    ---------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Fund(2)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                     Year Ended August 31,
                                                                1999           1998           1997           1996           1995
                                                              --------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $  21.32       $  31.41       $  23.78       $  23.61       $  19.52
                                                              --------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                          .18            .18            .15            .31            .27
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                  5.29          (6.09)          8.96            .90           4.30
                                                              --------------------------------------------------------------------
      Total From Investment Operations                            5.47          (5.91)          9.11           1.21           4.57
                                                              --------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                        (.16)          (.18)          (.24)          (.28)          (.25)
    Distributions (from net capital gains)                       (3.91)         (4.00)         (1.24)          (.76)          (.23)
                                                              --------------------------------------------------------------------
      Total Distributions                                        (4.07)         (4.18)         (1.48)         (1.04)          (.48)
                                                              --------------------------------------------------------------------
Net Asset Value, End of Year                                  $  22.72       $  21.32       $  31.41       $  23.78       $  23.61
                                                              --------------------------------------------------------------------
Total Return(3)                                                 +26.12%        -20.80%        +39.69%         +5.27%        +24.06%
                                                              --------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                     $3,441.0       $4,210.8       $6,475.1       $4,905.2       $3,947.5
                                                              --------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(4)               .82%           .79%           .80%           .82%            --
                                                              --------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets                    .82%           .79%           .80%           .82%           .80%
                                                              --------------------------------------------------------------------
    Ratio of Net Investment Income to Average Net Assets           .70%           .59%           .55%          1.37%          1.40%
                                                              --------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Fund(2)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                     Year Ended August 31,
                                                               1999           1998           1997           1996           1995
                                                              --------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $13.85         $14.83         $11.91         $10.70         $10.46
                                                              --------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                                 (.08)          (.03)            --            .01            .06
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                 3.00           (.81)          2.94           1.24            .21
                                                              --------------------------------------------------------------------
      Total From Investment Operations                           2.92           (.84)          2.94           1.25            .27
                                                              --------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                         --             --           (.02)          (.04)          (.03)
    Distributions (from net capital gains)                       (.01)          (.14)            --             --             --
                                                              --------------------------------------------------------------------
      Total Distributions                                        (.01)          (.14)          (.02)          (.04)          (.03)
                                                              --------------------------------------------------------------------
Net Asset Value, End of Year                                   $16.76         $13.85         $14.83         $11.91         $10.70
                                                              --------------------------------------------------------------------
Total Return(3)                                                +21.09%         -5.69%        +24.71%        +11.73%         +2.60%
                                                              --------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                      $112.5         $125.5         $115.4         $ 57.0         $ 26.4
                                                              --------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(4)             1.61%          1.71%          1.70%          1.70%            --
                                                              --------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets(5)               1.61%          1.70%          1.70%          1.70%          1.70%
                                                              --------------------------------------------------------------------
    Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                      (.43%)         (.24%)         (.02%)          .24%           .73%
                                                              --------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Fund(2)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                     Year Ended August 31,
                                                               1999           1998           1997           1996           1995
                                                              --------------------------------------------------------------------
Net Asset Value, Beginning of Year                             $ 9.42         $14.51         $11.94         $13.27         $11.28
                                                              --------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                                 (.06)          (.05)          (.03)          (.04)            --
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                 3.54          (1.20)          4.26           (.33)          2.70
                                                              --------------------------------------------------------------------
      Total From Investment Operations                           3.48          (1.25)          4.23           (.37)          2.70
                                                              --------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                         --             --             --             --           (.01)
    Distributions (from net capital gains)                       (.83)         (3.84)         (1.66)          (.96)          (.70)
                                                              --------------------------------------------------------------------
      Total Distributions                                        (.83)         (3.84)         (1.66)          (.96)          (.71)
                                                              --------------------------------------------------------------------
Net Asset Value, End of Year                                   $12.07         $ 9.42         $14.51         $11.94         $13.27
                                                              --------------------------------------------------------------------
Total Return(3)                                                +37.40%        -11.02%        +38.75%         -2.91%        +26.00%
                                                              --------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                      $566.0         $476.6         $570.4         $516.2         $612.0
                                                              --------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(4)             1.00%           .95%           .99%           .98%            --
                                                              --------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets                  1.00%           .94%           .98%           .98%           .98%
                                                              --------------------------------------------------------------------
    Ratio of Net Investment Income (Loss) to Average Net
     Assets                                                      (.50%)         (.42%)         (.20%)         (.27%)          .03%
                                                              --------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Fund(2)
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                             Period from
                                                                         October 20, 1998(6)
                                                                                 to
                                                                             August 31,
                                                                             1999
                                                                         -------------------
Net Asset Value, Beginning of Period                                           $10.00
                                                                         -------------------
Income From Investment Operations
    Net Investment Loss                                                          (.10)
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                                 9.59
                                                                         -------------------
      Total From Investment Operations                                           9.49
                                                                         -------------------
Net Asset Value, End of Period                                                 $19.49
                                                                         -------------------
Total Return(3)(7)                                                             +94.90%
                                                                         -------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                                    $ 66.4
                                                                         -------------------
    Ratio of Gross Expenses to Average Net Assets(4)(8)                          1.76%
                                                                         -------------------
    Ratio of Net Expenses to Average Net Assets(5)(8)                            1.75%
                                                                         -------------------
    Ratio of Net Investment Loss to Average Net Assets(8)                       (1.23%)
                                                                         -------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Fund(2)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                     Year Ended August 31,
                                                                1999           1998           1997           1996           1995
                                                              --------------------------------------------------------------------
Net Asset Value, Beginning of Year                            $  22.97       $  31.60       $  23.88       $  23.72       $  21.32
                                                              --------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                                          .27            .23            .19            .22            .17
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                  5.59          (2.83)         10.36           2.84           3.94
                                                              --------------------------------------------------------------------
      Total From Investment Operations                            5.86          (2.60)         10.55           3.06           4.11
                                                              --------------------------------------------------------------------
Less Distributions
    Dividends (from net investment income)                          --           (.19)          (.22)          (.20)          (.11)
    Distributions (from net capital gains)                       (2.41)         (5.84)         (2.61)         (2.70)         (1.60)
                                                              --------------------------------------------------------------------
      Total Distributions                                        (2.41)         (6.03)         (2.83)         (2.90)         (1.71)
                                                              --------------------------------------------------------------------
Net Asset Value, End of Year                                  $  26.42       $  22.97       $  31.60       $  23.88       $  23.72
                                                              --------------------------------------------------------------------
Total Return(3)                                                 +26.08%        -10.03%        +47.11%        +13.86%        +21.53%
                                                              --------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)                     $2,854.4       $2,812.7       $3,103.7       $1,871.9       $1,564.0
                                                              --------------------------------------------------------------------
    Ratio of Gross Expenses to Average Net Assets(4)               .82%           .80%           .81%           .84%            --
                                                              --------------------------------------------------------------------
    Ratio of Net Expenses to Average Net Assets                    .82%           .80%           .81%           .84%           .83%
                                                              --------------------------------------------------------------------
    Ratio of Net Investment Income to Average Net Assets           .94%           .78%           .72%           .93%           .83%
                                                              --------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Regency Fund(2)
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                           Period from
                                                                         June 1, 1999(6)
                                                                               to
                                                                           August 31,
                                                                            1999
                                                                         ---------------
Net Asset Value, Beginning of Period                                         $10.00
                                                                         ---------------
Income From Investment Operations
    Net Investment Income                                                       .01
    Net Gains or Losses on Securities (both realized and
     unrealized)                                                               (.19)
                                                                         ---------------
      Total From Investment Operations                                         (.18)
                                                                         ---------------
Net Asset Value, End of Period                                               $ 9.82
                                                                         ---------------
Total Return(3)(7)                                                            -1.80%
                                                                         ---------------
Ratios/Supplemental Data
    Net Assets, End of Period (in millions)                                  $  7.9
                                                                         ---------------
    Ratio of Gross Expenses to Average Net Assets(4)(8)                        1.51%
                                                                         ---------------
    Ratio of Net Expenses to Average Net Assets(5)(8)                          1.50%
                                                                         ---------------
    Ratio of Net Investment Income to Average Net Assets(8)                     .66%
                                                                         ---------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Fund(2)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                   Year Ended August 31,
                                           1999          1998           1997             1996             1995
                                          ------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $ 16.32       $17.79          $13.88           $11.84           $10.07
                                          ------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                     .02          .07             .03              .02              .03
    Net Gains or Losses on Securities
     (both realized and unrealized)          5.94        (1.11)           4.33             2.35             1.76
                                          ------------------------------------------------------------------------
      Total From Investment Operations       5.96        (1.04)           4.36             2.37             1.79
                                          ------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                 (.07)        (.03)           (.03)            (.02)            (.02)
    Distributions (from net capital
     gains)                                  (.88)        (.40)           (.42)            (.31)              --
                                          ------------------------------------------------------------------------
      Total Distributions                    (.95)        (.43)           (.45)            (.33)            (.02)
                                          ------------------------------------------------------------------------
Net Asset Value, End of Year              $ 21.33       $16.32          $17.79           $13.88           $11.84
                                          ------------------------------------------------------------------------
Total Return(3)                            +37.09%       -6.02%         +31.96%          +20.19%          +17.82%
                                          ------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                            $ 118.9       $ 82.5          $ 59.7           $ 32.9           $  8.2
                                          ------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(4)                           1.10%        1.10%           1.49%            1.50%              --
                                          ------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                  1.10%        1.10%           1.48%(5)         1.50%(5)         1.51%(5)
                                          ------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                       .12%         .43%            .23%             .19%             .36%
                                          ------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Funds
1) Prior to January 1, 1995, its name was Neuberger&Berman Selected Sectors
   Fund.
2) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For International, Millennium, Regency, and Socially Responsive, total return would have been lower if Management had not reimbursed certain expenses. For Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.
4) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
5) Had the investment manager not waived a portion of the management fee borne directly by Neuberger Berman Genesis Portfolio as described in Note B of Notes to Financial Statements of the Portfolios the annualized ratios of net expenses to average daily net assets would have been:

                                                                Year Ended August 31,
                                                       1998       1997       1996       1995
-----------------------------------------------------------------------------------------------
Net Expenses                                           1.12%      1.26%      1.38%      1.38%
                                                      -----------------------------------------

      After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                               Year Ended August
                                                                      31,
INTERNATIONAL                                                  1996       1995
---------------------------------------------------------------------------------
Net Expenses                                                   2.28%      2.31%
                                                              -------------------

                                                               Period from
                                                              October 20, 1998 to
                                                               August 31,
MILLENNIUM                                                        1999
------------------------------------------------------------------------------------
Net Expenses                                                          2.13%
                                                              ----------------------

                                                              Period from
                                                              June 1, 1999 to
                                                              August 31,
REGENCY                                                          1999
-------------------------------------------------------------------------------
Net Expenses                                                        8.38%
                                                              -----------------

                                                               Year Ended August
                                                                      31,
SOCIALLY RESPONSIVE                                            1996       1995
---------------------------------------------------------------------------------
Net Expenses                                                   1.69%      2.50%
                                                              -------------------

   Had International not reimbursed Management, as described in Note B of Notes to Financial Statements, the annualized ratios of net expenses to average daily net assets would have been:

                                                                  Year Ended August 31,
                                                               1999       1998       1997
--------------------------------------------------------------------------------------------
Net Expenses                                                   1.59%      1.61%      1.69%
                                                              ------------------------------

   Had Socially Responsive not reimbursed Management, the annualized ratios of net expenses to average daily net assets would have been:

                                                              Year Ended
                                                              August 31,
                                                                1997
--------------------------------------------------------------------------
Net Expenses                                                     1.20%
                                                              ------------

6) The date investment operations commenced.
7) Not annualized.
8) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger Berman Equity Funds and
Shareholders of
Neuberger Berman Manhattan Fund,
Neuberger Berman Millennium Fund,
Neuberger Berman Regency Fund, and
Neuberger Berman Socially Responsive Fund

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund (collectively the "Funds") at August 31, 1999, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 8, 1999

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund and
Neuberger Berman Partners Fund

   We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Guardian Fund, Neuberger Berman International Fund, and Neuberger Berman Partners Fund, five of the series constituting the Neuberger Berman Equity Funds (the "Trust"), as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Equity Funds at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                                     [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 1, 1999

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                  PERCENTAGE
 1.  Citigroup Inc.                                 9.1%
 2.  Chase Manhattan                                7.3%
 3.  Capital One Financial                          6.8%
 4.  Morgan Stanley Dean Witter                     5.7%
 5.  Compuware Corp.                                5.1%
 6.  Countrywide Credit Industries                  4.9%
 7.  Wellpoint Health Networks                      4.9%
 8.  BankBoston Corp.                               3.3%
 9.  Rational Software                              3.1%
10.  Atmel Corp.                                    3.1%

                                                               Market
       Number                                                 Value(1)
      of Shares                                            (000's omitted)
---------------------                                      ---------------
COMMON STOCKS (96.6%)
AUTOMOTIVE (3.0%)
         705,000        General Motors                       $   46,618
                                                             ----------
FINANCIAL SERVICES (47.1%)
         833,000        Bank One                                 33,424
       1,090,000        BankBoston Corp.                         50,617
       2,767,500        Capital One Financial                   104,473
       1,355,000        Chase Manhattan                         113,397
       3,183,375        Citigroup Inc.                          141,461
       2,381,000        Countrywide Credit Industries            76,490
         560,000        Hartford Financial Services
                         Group                                   25,445
       1,025,000        Morgan Stanley Dean Witter               87,958
         568,700        Nationwide Financial Services            20,758
         390,000        Providian Financial                      30,274
       1,243,000        Travelers Property Casualty              44,126
                                                             ----------
                                                                728,423
                                                             ----------
                                                               Market
       Number                                                 Value(1)
      of Shares                                            (000's omitted)
---------------------                                      ---------------
HEALTH CARE (6.4%)
       1,865,990        Foundation Health Systems            $   23,791(2)
       1,040,000        Wellpoint Health Networks                75,790(2)
                                                             ----------
                                                                 99,581
                                                             ----------
RETAIL (10.8%)
       1,800,000        Furniture Brands International           36,113(2)
       1,638,400        Jones Apparel Group                      42,496(2)
       1,048,700        Kmart Corp.                              13,174(2)
         345,000        Payless ShoeSource                       17,207(2)
         995,000        Promus Hotel                             28,917(2)
       1,525,000        Sterling Commerce                        29,166(2)
                                                             ----------
                                                                167,073
                                                             ----------
TECHNOLOGY (29.3%)
       1,380,000        3Com Corp.                               34,241(2)
       1,200,000        Atmel Corp.                              47,175(2)
         504,000        Autodesk, Inc.                           11,592
         657,000        BMC Software                             35,355(2)
       1,185,000        Compaq Computer                          27,477(3)
       2,594,800        Compuware Corp.                          78,331(2)
         175,000        Lattice Semiconductor                    10,784(2)
         605,000        Microchip Technology                     33,124(2)
       1,150,000        Oracle Corp.                             41,975(2)
       1,302,500        Photronics, Inc.                         31,097(2)(4)
       1,795,000        Rational Software                        48,577(2)
         495,000        Tech Data                                18,346(2)
         420,000        Texas Instruments                        34,466
                                                             ----------
                                                                452,540
                                                             ----------
                        TOTAL COMMON STOCKS (COST
                         $987,085)                            1,494,235
                                                             ----------


SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                                               Market
      Principal                                               Value(1)
       Amount                                              (000's omitted)
---------------------                                      ---------------
REPURCHASE AGREEMENTS (1.5%)
     $22,890,000        State Street Bank and Trust Co.
                         Repurchase Agreement, 5.25%,
                         due 9/1/99, dated 8/31/99,
                         Maturity Value $22,893,338,
                         Collateralized by $22,645,000
                         U.S. Treasury Bonds, 8.25%,
                         due 5/15/05 (Collateral Value
                         $23,579,106)  (COST $22,890)        $   22,890(5)
                                                             ----------
SHORT-TERM INVESTMENTS (0.5%)
       7,114,402        N&B Securities Lending Quality
                         Fund, LLC  (COST $7,114)                 7,114(5)
                                                             ----------
                        TOTAL INVESTMENTS (98.6%) (COST
                         $1,017,089)                          1,524,239(6)
                        Cash, receivables and other
                         assets, less liabilities (1.4%)         22,159
                                                             ----------
                        TOTAL NET ASSETS (100.0%)            $1,546,398
                                                             ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Alliant Techsystems                             2.8%
 2.  Dallas Semiconductor                            2.7%
 3.  Newport News Shipbuilding                       2.4%
 4.  Zebra Technologies                              2.2%
 5.  AAR Corp.                                       2.2%
 6.  AptarGroup Inc.                                 2.1%
 7.  Trigon Healthcare                               2.0%
 8.  Webster Financial                               1.8%
 9.  United Stationers                               1.7%
10.  Cordant Technologies                            1.6%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (96.5%)
AEROSPACE (6.7%)
       1,771,350       AAR Corp.                          $   37,863(4)
       1,219,500       Aviall Inc.                            13,567(2)(4)
         658,700       Cordant Technologies                   27,254
         478,300       DONCASTERS PLC ADR                      6,636(2)(4)
         299,850       Ducommun Inc.                           3,598(2)
         205,400       Howmet International                    3,672(2)
         425,000       Ladish Co.                              2,975(2)
         344,700       Moog, Inc. Class A                     11,289(2)
         471,500       Orbital Sciences                       10,461(2)
                                                          ----------
                                                             117,315
                                                          ----------
AUTOMOTIVE (0.7%)
         607,200       Donaldson Co.                          11,916
                                                          ----------
BANKING & FINANCIAL (7.2%)
         534,200       Bank United                            18,330
         573,100       Community First Bankshares             11,766
         667,600       Cullen/Frost Bankers                   17,441
         331,400       Highland Bancorp                        6,172(4)
                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

         291,000       Ocean Financial                    $    5,202
       1,008,300       Peoples Heritage Financial
                        Group                                 16,952
         116,212       Queens County Bancorp                   3,196
         726,675       Sterling Bancshares                     8,720
         300,350       Texas Regional Bancshares               7,678
       1,163,400       Webster Financial                      31,339
                                                          ----------
                                                             126,796
                                                          ----------
BASIC MATERIALS (0.5%)
         230,200       Lone Star Industries                    7,913
                                                          ----------
BUILDING, CONSTRUCTION & FURNISHING (1.1%)
         294,800       Lincoln Electric Holdings               5,970
         273,600       Simpson Manufacturing                  14,090(2)
                                                          ----------
                                                              20,060
                                                          ----------
BUSINESS SERVICES (3.0%)
       1,075,600       Davox Corp.                            14,991(2)(4)
         343,500       Fair, Isaac & Co.                       9,704
         418,300       Navigant Consulting                    18,353(2)
         209,000       Valassis Communications                 9,144(2)
                                                          ----------
                                                              52,192
                                                          ----------
CONSUMER CYCLICALS (0.4%)
         417,600       Coachmen Industries                     6,603
                                                          ----------
CONSUMER PRODUCTS & SERVICES (5.7%)
         801,000       Alberto-Culver Class A                 17,272
         530,637       Block Drug                             21,325
         101,800       Bush Boake Allen                        2,653(2)
         521,300       Church & Dwight                        24,241
         349,800       Matthews International                  9,488
       1,086,800       Ruddick Corp.                          20,174
         462,000       The First Years                         4,995
                                                          ----------
                                                             100,148
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
DEFENSE (6.1%)
         663,200       Alliant Techsystems                $   48,414(2)(4)
       1,309,100       Newport News Shipbuilding              41,155
         800,400       Primex Technologies                    16,708(4)
                                                          ----------
                                                             106,277
                                                          ----------
DIAGNOSTIC EQUIPMENT (0.3%)
         906,500       ADAC Laboratories                       5,326
                                                          ----------
ELECTRONICS (4.9%)
         456,900       Benchmark Electronics                  16,820(2)
         951,900       Dallas Semiconductor                   48,071
         289,800       Etec Systems                           12,751(2)
         172,100       SCI Systems                             8,573(2)
                                                          ----------
                                                              86,215
                                                          ----------
ENERGY (1.8%)
         692,300       Cabot Oil & Gas                        13,197
         150,000       Cross Timbers Oil                       1,856
         808,290       Swift Energy                           10,205(2)
         875,800       Unit Corp.                              6,733(2)
                                                          ----------
                                                              31,991
                                                          ----------
HEALTH CARE (9.8%)
         977,800       Acuson Corp.                           15,400(2)
         174,600       Arrow International                     5,063
         275,400       CONMED Corp.                            7,711(2)
         709,000       DENTSPLY International                 17,592
       1,207,900       Haemonetics Corp.                      23,630(2)
         885,300       Mentor Corp.                           20,694
         389,950       Patterson Dental                       15,988(2)
         275,000       Respironics, Inc.                       2,733(2)
         503,700       STAAR Surgical                          5,981(2)
         940,700       Trigon Healthcare                      34,159(2)
         679,600       Universal Health Services
                        Class B                               22,682(2)
                                                          ----------
                                                             171,633
                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
                                                          ----------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (7.2%)
         356,300       BMC Industries                     $    4,387
         474,900       Brady Corp.                            14,247
         282,000       Dionex Corp.                           11,227(2)
       1,261,300       Hussmann International                 21,442
         369,700       IDEX Corp.                             10,929
         770,200       Kaydon Corp.                           23,636
         183,100       Roper Industries                        6,557
         814,400       SOS Staffing Services                   4,835(2)(4)
       1,247,400       Wallace Computer Services              26,663
         203,750       Woodhead Industries                     2,248
                                                          ----------
                                                             126,171
                                                          ----------
INSURANCE (3.5%)
         910,200       Annuity and Life Re                    20,138
         660,800       FBL Financial Group                    13,092
         857,900       Scottish Annuity & Life
                        Holdings                               8,365
         858,700       W. R. Berkley                          19,535
                                                          ----------
                                                              61,130
                                                          ----------
LODGING (0.5%)
         846,000       Prime Hospitality                       7,878
                                                          ----------
MACHINERY & EQUIPMENT (0.8%)
         686,600       Gardner Denver Machinery               13,174(2)
                                                          ----------
OFFICE EQUIPMENT (1.7%)
       1,350,900       United Stationers                      30,564(2)
                                                          ----------
OIL SERVICES (9.5%)
         390,700       Cal Dive International                 14,700(2)
         748,600       Friede Goldman International            9,170(2)
       1,018,800       Global Industries                      11,398(2)
         938,100       IRI International                       4,397(2)
         619,500       Nabors Industries                      16,843(2)
       1,538,712       National-Oilwell                       26,158(2)
         793,400       Oceaneering International              15,918(2)

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         781,600       Offshore Logistics                 $    9,135(2)
         777,300       Pride International                    11,562(2)
         579,400       Smith International                    27,051(2)
         636,000       Tuboscope Inc.                          9,262(2)
         513,200       UTI Energy                             10,264(2)
                                                          ----------
                                                             165,858
                                                          ----------
PACKING & CONTAINERS (2.1%)
       1,450,100       AptarGroup Inc.                        37,340
                                                          ----------
PUBLISHING & BROADCASTING (2.2%)
         155,239       Hearst-Argyle Television                3,929(2)
         329,300       Houghton Mifflin                       15,724
         467,100       Meredith Corp.                         16,203
          78,866       Pulitzer Inc.                           3,455
                                                          ----------
                                                              39,311
                                                          ----------
RESTAURANTS (1.2%)
         890,050       Brinker International                  21,361(2)
                                                          ----------
RETAILING (2.7%)
         527,968       99 Cents Only Stores                   19,007(2)
         471,600       Claire's Stores                         8,872
         340,000       ShopKo Stores                           9,732(2)
         273,800       Whole Foods Market                      9,840(2)
                                                          ----------
                                                              47,451
                                                          ----------
TECHNOLOGY (8.0%)
         798,700       Analysts International                 10,683
         242,000       Black Box                              11,102(2)
         543,600       CACI International                     12,231(2)
       2,201,600       Inprise Corp.                           9,288(2)
         322,400       Jack Henry & Associates                10,478
         250,000       Keane, Inc.                             5,422
                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------

                                                                    (2)
       1,507,500       Methode Electronics Class A        $   27,135
       1,009,900       Wind River Systems                     16,095(2)
         812,500       Zebra Technologies                     38,187(2)
                                                          ----------
                                                             140,621
                                                          ----------
TRANSPORTATION, SHIPPING & FREIGHT (0.7%)
         232,900       Air Express International               5,692
         190,900       Circle International Group              4,725
         213,600       Maritrans Inc.                          1,081
                                                          ----------
                                                              11,498
                                                          ----------
UTILITIES, ELECTRIC & GAS (8.2%)
         834,700       AGL Resources                          15,077
         326,000       Atmos Energy                            8,170
         282,500       Central Hudson Gas & Electric          11,936
         190,200       Connecticut Energy                      7,109
         144,300       Eastern Enterprises                     6,484
         855,200       Montana Power                          26,458
         173,000       National Fuel Gas                       8,142
         180,300       NICOR Inc.                              6,975
         345,900       NUI Corp.                               8,864
         283,100       ONEOK, Inc.                             8,794
         213,500       Otter Tail Power                        8,500
         766,784       Sierra Pacific Resources               18,690
         290,000       Washington Gas Light                    7,739
                                                          ----------
                                                             142,938
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $1,548,759)                        1,689,680
                                                          ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
REPURCHASE AGREEMENTS (1.5%)
     $26,740,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        5.25%, due 9/1/99, dated
                        8/31/99, Maturity Value
                        $26,743,900, Collateralized
                        by $27,405,000 U.S. Treasury
                        Notes, 5.875%, due 2/15/00
                        (Collateral Value
                        $27,543,505)  (COST $26,740)      $   26,740(5)
                                                          ----------
SHORT-TERM INVESTMENTS (3.6%)
      10,000,000       American Express Credit Corp.,
                        5.13%, due 9/3/99                      9,997
      10,000,000       General Electric Capital
                        Corp., 5.23%, due 9/8/99               9,990
      42,524,723       N&B Securities Lending Quality
                        Fund, LLC                             42,525
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $62,512)                        62,512(5)
                                                          ----------
                       TOTAL INVESTMENTS (101.6%)
                        (COST $1,638,011)                  1,778,932(6)
                       Liabilities, less cash,
                        receivables and other assets
                        [(1.6%)]                             (27,828)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $1,751,104
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                  PERCENTAGE
 1.  Wellpoint Health Networks                      4.0%
 2.  MCI WorldCom                                   3.1%
 3.  Aetna Inc.                                     3.0%
 4.  Chase Manhattan                                2.8%
 5.  Capital One Financial                          2.8%
 6.  Wells Fargo                                    2.7%
 7.  Conseco, Inc.                                  2.6%
 8.  IBM                                            2.2%
 9.  Xerox Corp.                                    2.1%
10.  Kimberly-Clark                                 2.1%

                                                               Market
       Number                                                 Value(1)
      of Shares                                            (000's omitted)
---------------------                                      ---------------
COMMON STOCKS (86.0%)
BANKING & FINANCIAL (7.9%)
         792,400        Bank of America                      $   47,940
       1,400,800        BankBoston Corp.                         65,049
       1,576,100        Chase Manhattan                         131,900
       3,174,500        Wells Fargo                             126,385
                                                             ----------
                                                                371,274
                                                             ----------
BASIC MATERIALS (3.5%)
       2,996,000        Cabot Corp.                              69,095
         367,500        International Paper                      17,295
       1,340,200        Lyondell Chemical                        19,517
       2,603,600        Millennium Chemicals                     59,883
                                                             ----------
                                                                165,790
                                                             ----------
CAPITAL GOODS (2.8%)
         425,700        Emerson Electric                         26,659
       4,176,800        Republic Services                        45,423(2)
       1,227,900        SCI Systems                              61,165(2)
                                                             ----------
                                                                133,247
                                                             ----------
COMMUNICATION SERVICES (6.4%)
       1,818,000        AT&T Corp.                               81,810
       1,214,700        Bell Atlantic                            74,401
       1,957,100        MCI WorldCom                            148,250(2)
                                                             ----------
                                                                304,461
                                                             ----------
                                                               Market
       Number                                                 Value(1)
      of Shares                                            (000's omitted)
---------------------                                      ---------------
CONSUMER CYCLICALS (7.3%)
         479,100        Carnival Corp.                       $   21,410
       4,123,100        Cendant Corp.                            73,958
         525,000        Federated Department Stores              24,150(2)
         976,400        General Motors                           64,564
       2,077,600        Lear Corp.                               83,494(2)
         893,200        Lowe's Cos.                              40,417
       3,545,300        Office Depot                             37,004(2)
                                                             ----------
                                                                344,997
                                                             ----------
CONSUMER STAPLES (5.7%)
       1,106,300        AMFM Inc.                                54,485(2)
       1,715,500        Kimberly-Clark                           97,676
       1,378,600        McDonald's Corp.                         57,040(3)
       1,620,000        Philip Morris                            60,649
                                                             ----------
                                                                269,850
                                                             ----------
ENERGY (9.0%)
         868,500        Amerada Hess                             53,901
         356,400        Chevron Corp.                            32,878
         602,400        Diamond Offshore Drilling                23,042
       1,070,400        Halliburton Co.                          49,640
         680,100        Mobil Corp.                              69,625
         390,500        Royal Dutch Petroleum -
                         NY Shares                               24,162
         441,400        Schlumberger Ltd.                        29,464
         787,400        Texaco Inc.                              50,000
         627,700        Transocean Offshore                      21,342
       3,843,700        Union Pacific Resources Group            68,946
                                                             ----------
                                                                423,000
                                                             ----------
FINANCIAL SERVICES (15.6%)
         270,000        American International Group             25,026
       1,327,300        Associates First Capital                 45,543
       3,470,800        Capital One Financial                   131,023
       1,913,300        Citigroup Inc.                           85,022
       5,175,900        Conseco, Inc.                           124,222
       1,162,900        Countrywide Credit Industries            37,358

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                               Market
       Number                                                 Value(1)
      of Shares                                            (000's omitted)
---------------------                                      ---------------
       1,658,200        Hartford Financial Services
                         Group                               $   75,344
       3,067,100        IndyMac Mortgage Holdings                41,214
         579,500        Morgan Stanley Dean Witter               49,728
         502,100        Progressive Corp.                        51,214
       1,576,000        SLM Holding                              69,640
                                                             ----------
                                                                735,334
                                                             ----------
HEALTH CARE (9.3%)
       1,801,200        Aetna Inc.                              140,043
       2,249,200        American Home Products                   93,342
          98,064        PacifiCare Health Systems                 5,884(2)
         200,000        Warner-Lambert                           13,250
       2,582,996        Wellpoint Health Networks               188,236(2)(3)
                                                             ----------
                                                                440,755
                                                             ----------
TECHNOLOGY (15.8%)
         230,000        Apple Computer                           15,008(2)
       1,160,200        Computer Associates                      65,551
         975,000        Compuware Corp.                          29,433(2)
         381,200        Gateway Inc.                             36,953(2)
         678,300        Hewlett-Packard                          71,476
         829,000        IBM                                     103,262
         734,100        Micron Technology                        54,736(2)
         560,000        Nortel Networks                          22,995
       1,728,700        Rational Software                        46,783(2)
       1,366,700        Seagate Technology                       45,357(2)
         699,700        Sun Microsystems                         55,626(2)
         469,500        Teradyne, Inc.                           31,955(2)(3)
         832,400        Texas Instruments                        68,309(3)
       2,097,800        Xerox Corp.                             100,170
                                                             ----------
                                                                747,614
                                                             ----------
                                                               Market
       Number                                                 Value(1)
      of Shares                                            (000's omitted)
---------------------                                      ---------------

TRANSPORTATION (2.7%)
         962,200        AMR Corp.                            $   56,409(2)
       1,031,600        Burlington Northern Santa Fe             29,916
       1,005,000        Continental Airlines Class B             41,017(2)
                                                             ----------
                                                                127,342
                                                             ----------
                        TOTAL COMMON
                          STOCKS (COST
                          $3,473,802)                         4,063,664
                                                             ----------
PREFERRED STOCKS (1.6%)
       2,878,900        News Corp. ADR  (COST $76,136)           76,111
                                                             ----------

      Principal
       Amount
---------------------
---------------------                                      ---------------
U.S. TREASURY SECURITIES (1.0%)
     $50,000,000        U.S. Treasury Bills, 4.60%,
                         due 11/18/99  (COST $49,502)           49,502(5)
                                                            ----------
U.S. GOVERNMENT AGENCY SECURITIES (1.1%)
      50,000,000        Federal Home Loan Bank, Discount
                         Notes, 5.40%, due 9/1/99
                         (COST $50,000)                         50,000(5)
                                                            ----------

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                               Market
      Principal                                               Value(1)
       Amount                                              (000's omitted)
---------------------                                      ---------------
REPURCHASE AGREEMENTS (2.4%)
     $50,000,000        State Street Bank and Trust Co.
                         Repurchase Agreement, 5.25%,
                         due 9/1/99, dated 8/31/99,
                         Maturity Value $50,007,292,
                         Collateralized by $47,855,000
                         U.S. Treasury Bonds, 7.875%,
                         due 11/15/07 (Collateral Value
                         $51,503,944)                        $   50,000
      50,000,000        State Street Bank and Trust Co.
                         Repurchase Agreement, 5.25%,
                         due 9/1/99, dated 8/31/99,
                         Maturity Value $50,007,292,
                         Collateralized by $45,880,000
                         U.S. Treasury Bonds, 7.50%,
                         due 11/15/16 (Collateral Value
                         $51,500,300)                            50,000
      11,170,000        State Street Bank and Trust Co.
                         Repurchase Agreement, 5.25%,
                         due 9/1/99, dated 8/31/99,
                         Maturity Value $11,171,629,
                         Collateralized by $11,270,000
                         U.S. Treasury Notes, 7.750%,
                         due 12/31/99 (Collateral Value
                         $11,506,963)                            11,170
                                                             ----------
                        TOTAL REPURCHASE AGREEMENTS
                         (COST $111,170)                        111,170(5)
                                                             ----------
                                                               Market
      Principal                                               Value(1)
       Amount                                              (000's omitted)
---------------------                                      ---------------
SHORT-TERM INVESTMENTS (6.2%)
     $50,000,000        American Express Credit Corp.,
                         5.23%, due 9/2/99                   $   49,993
      50,000,000        General Electric Capital Corp.,
                         5.10%, due 9/3/99                       49,986
      50,000,000        Merck & Co., Inc., 5.30%,
                         due 9/3/99                              49,985
      50,000,000        Ford Motor Credit Co., 5.28%,
                         due 9/8/99                              49,949
      50,000,000        Novartis Finance Corp., 5.25%,
                         due 9/13/99                             49,912
      19,057,000        Abbott Laboratories, 5.23%,
                         due 9/23/99                             18,996
      24,436,603        N&B Securities Lending Quality
                         Fund, LLC                               24,437
                                                             ----------
                        TOTAL SHORT-TERM INVESTMENTS
                         (COST $293,258)                        293,258(5)
                                                             ----------
                        TOTAL INVESTMENTS (98.3%) (COST
                         $4,053,868)                          4,643,705(6)
                        Cash, receivables and other
                         assets, less liabilities (1.7%)         80,015
                                                             ----------
                        TOTAL NET ASSETS (100.0%)            $4,723,720
                                                             ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Portfolio

                                          TOP TEN EQUITY HOLDINGS
     --------------------------------------------------------------------------------------------------
     HOLDING                               COUNTRY             INDUSTRY                      PERCENTAGE
 1.  Takeda Chemical Industries            Japan               Pharmaceutical                      3.3%
 2.  Datacraft Asia                        Singapore           Telecommunications                  3.1%
 3.  Softbank Corp.                        Japan               Technology                          2.9%
 4.  WPP Group                             United Kingdom      Advertising                         2.2%
 5.  Nokia Corp. ADR                       Finland             Telecommunications                  2.0%
 6.  Mannesmann AG                         Germany             Machinery & Equipment               2.0%
 7.  NTT Mobile Communication Network      Japan               Telecommunications                  1.9%
 8.  Barclays PLC                          United Kingdom      Banking & Financial                 1.9%
 9.  British Telecom                       United Kingdom      Telecommunications                  1.7%
10.  Terumo Corp.                          Japan               Hospital Supplies                   1.7%

                                                  Market
       Number                                    Value(1)
      of Shares                               (000's omitted)
---------------------                         ---------------
COMMON STOCKS (95.9%)
AUSTRALIA (1.5%)
         58,000         Commonwealth Bank
                         of Australia            $    913
         53,000         National Australia
                         Bank                         802
                                                 --------
                                                    1,715
                                                 --------
BELGIUM (1.4%)
         15,151         Mobistar SA                   721(2)
          8,060         Telinfo SA                    919
                                                 --------
                                                    1,640
                                                 --------
BERMUDA (0.6%)
         27,837         Global Crossing               720(2)
                                                 --------
CANADA (1.7%)
         43,000         BioChem Pharma              1,115(2)
         41,400         CGI Group                     773(2)
                                                 --------
                                                    1,888
                                                 --------
DENMARK (2.3%)
         65,900         Navision Software           1,639(2)
          8,100         Vestas Wind Systems         1,025(2)
                                                 --------
                                                    2,664
                                                 --------
FINLAND (5.5%)
         27,900         Nokia Corp. ADR             2,326
         89,500         Perlos Oyj                  1,278(2)
                                                  Market
       Number                                    Value(1)
      of Shares                               (000's omitted)
---------------------                         ---------------
         19,800         Pohjola Group
                         Insurance, B
                         Shares                  $    966
         50,000         Tietoenator Oyj             1,693
                                                 --------
                                                    6,263
                                                 --------
FRANCE (6.0%)
         14,490         BNP                         1,110
          7,500         Cap Gemini                  1,289
         30,000         Dassault Systemes
                         ADR                        1,132
         37,500         Sanofi-Synthelabo           1,563(2)
         22,909         Vivendi                     1,772
                                                 --------
                                                    6,866
                                                 --------
GERMANY (2.0%)
         15,000         Mannesmann AG               2,304
                                                 --------
HONG KONG (0.9%)
        365,000         VTech Holdings              1,015
                                                 --------
IRELAND (2.3%)
         42,920         Allied Irish Banks
                         ADR                        1,110
        125,745         Bord Telecom
                         Eireann                      573(2)
         44,200         CRH PLC                     1,003
                                                 --------
                                                    2,686
                                                 --------

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

ITALY (1.5%)
                                                  Market
       Number                                    Value(1)
      of Shares                               (000's omitted)
---------------------                         ---------------
         50,000         ENI SpA                  $    301
         93,023         Telecom Italia                533
        149,600         TIM SpA                       872
                                                 --------
                                                    1,706
                                                 --------
JAPAN (29.4%)
         10,800         Acom Co.                    1,097
          8,200         Advantest Corp.             1,114
        120,000         Bank of Tokyo-
                         Mitsubishi                 1,794
          8,500         Benesse Corp.               1,477
        101,000         Chugai
                         Pharmaceutical             1,118
         19,700         FamilyMart Co.              1,013
          6,000         Fancl Corp.                 1,783
          2,300         Internet Initiative
                         Japan ADR                    119(2)
         77,000         Minebea Co.                   930
         89,000         Mitsubishi Trust &
                         Banking                      936
        125,000         NSK Ltd.                      805
            165         NTT Corp.                   1,856
            130         NTT Mobile
                         Communication
                         Network                    2,154
         18,000         Seven-Eleven Japan          1,319
          9,700         Softbank Corp.              3,336
         12,800         Sony Corp.                  1,660
        108,000         Sumitomo Bakelite           1,130
         75,000         Takeda Chemical
                         Industries                 3,773
         60,000         Terumo Corp.                1,921
         31,900         THK Co.                     1,047
              3         Yahoo Japan                 1,707
         36,000         Yamanouchi
                         Pharmaceutical             1,607
                                                 --------
                                                   33,696
                                                 --------
MALAYSIA (1.1%)
        215,820         Malaysia WEBS Index
                         Series                     1,214
                                                 --------
MEXICO (0.9%)
        122,500         Cemex SA, B Shares            542
         15,750         Fomento Economico
                         Mexicano ADR                 521
                                                 --------
                                                    1,063
                                                 --------
                                                  Market
       Number                                    Value(1)
      of Shares                               (000's omitted)
---------------------                         ---------------
NETHERLANDS (4.5%)
         16,000         Aegon NV-New York        $  1,389
         28,748         Getronics NV                1,409
         50,000         Laurus NV                   1,124
         50,000         Versatel Telecom
                         International                688(2)
         14,000         VNU NV                        538
                                                 --------
                                                    5,148
                                                 --------
RUSSIA (0.6%)
         19,200         Global TeleSystems
                         Group                        620(2)
                                                 --------
SINGAPORE (7.4%)
        924,000         Datacraft Asia              3,567
        171,000         Natsteel
                         Electronics                  853
        220,000         Overseas Union Bank         1,150
        150,000         United Overseas
                         Bank                       1,114
         78,000         Venture
                         Manufacturing                746
        964,000         Wing Tai Holdings           1,036
                                                 --------
                                                    8,466
                                                 --------
SOUTH KOREA (2.7%)
         30,150         Hyundai Securities            712
         85,550         Korea Data System           1,178
         66,000         Samsung Corp.               1,163(2)
                                                 --------
                                                    3,053
                                                 --------
SPAIN (2.5%)
         15,400         Banco Popular
                         Espanol                    1,130
         35,748         Telefonica SA ADR           1,722(2)
                                                 --------
                                                    2,852
                                                 --------
SWEDEN (2.1%)
        106,900         Assa Abloy                  1,129
         63,600         Skandia Forsakrings         1,298
                                                 --------
                                                    2,427
                                                 --------
SWITZERLAND (2.1%)
            387         Disetronic Holding          1,279
            300         Kudelski SA                 1,124(2)
                                                 --------
                                                    2,403
                                                 --------
UNITED KINGDOM (16.9%)
        159,400         Airtours PLC                1,109
         88,815         Alliance &
                         Leicester                  1,215
         71,400         Barclays PLC                2,122
         63,028         BP Amoco                    1,169
        130,200         British Telecom             1,994

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                                  Market
       Number                                    Value(1)
      of Shares                               (000's omitted)
---------------------                         ---------------
         42,000         COLT Telecom Group       $    913(2)
         33,600         Energis PLC                   861(2)
         30,500         Glaxo Wellcome                801
        120,000         Hays PLC                    1,276
         40,000         Sage Group                  1,744
        120,000         SEMA Group                  1,303
         50,000         Serco Group                 1,207
         57,770         Vodafone AirTouch           1,164
        266,000         WPP Group                   2,486
                                                 --------
                                                   19,364
                                                 --------
                        TOTAL COMMON STOCKS
                         (COST $74,914)           109,773
                                                 --------
PREFERRED STOCKS (0.6%)
            270         Porsche AG, Germany
                         (COST $653)                  681
                                                 --------

REPURCHASE AGREEMENTS (3.4%)
      Principal
       Amount
---------------------
---------------------                         ---------------
     $3,920,000         State Street Bank
                         and Trust Co.
                         Repurchase
                         Agreement, 5.25%,
                         due 9/1/99, dated
                         8/31/99, Maturity
                         Value $3,920,572,
                         Collateralized by
                         $3,210,000 U.S.
                         Treasury Bonds,
                         8.875%,
                         due 8/15/17
                         (Collateral Value
                         $4,040,937)
                         (COST $3,920)             3,920(5)
                                                --------

SHORT-TERM INVESTMENTS (4.2%)
                                                  Market
      Principal                                  Value(1)
       Amount                                 (000's omitted)
---------------------                         ---------------
     $4,873,994         N&B Securities
                         Lending Quality
                         Fund, LLC
                         (COST $4,874)           $  4,874(5)
                                                 --------
                        TOTAL INVESTMENTS
                         (104.1%) (COST
                         $84,361)                 119,248
                                                 --------
                        Liabilities, less
                         cash, receivables
                         and other assets
                         [(4.1%)]                  (4,732)
                                                 --------
                        TOTAL NET ASSETS
                         (100.0%)                $114,516
                                                 --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY
Neuberger Berman

--------------------------------------------------------------------------------
          International Portfolio

                                                                  Market
                                                                 Value(1)        Percentage
Industry                                                      (000's omitted)   of Net Assets
--------                                                      ---------------   -------------
Telecommunications                                               $ 22,204            19.4%
Banking & Financial                                                15,205            13.3%
Pharmaceutical                                                      9,976             8.7%
Technology                                                          9,343             8.2%
Electronics                                                         7,790             6.8%
Consumer Goods & Services                                           5,659             4.9%
Information Technology                                              5,513             4.8%
Machinery & Equipment                                               5,506             4.8%
Diversified                                                         5,424             4.7%
Other Assets-Net                                                    4,062             3.5%
Manufacturing                                                       4,042             3.5%
Insurance                                                           3,652             3.2%
Retailing                                                           3,455             3.0%
Hospital Supplies                                                   3,200             2.8%
Advertising                                                         2,486             2.2%
Building Materials                                                  1,546             1.3%
Oil & Gas                                                           1,470             1.3%
Industrial Goods & Services                                         1,207             1.1%
Holding Companies                                                   1,036             0.9%
Automotive                                                            681             0.6%
Publishing & Broadcasting                                             538             0.5%
Food & Beverage                                                       521             0.5%
                                                                 --------           -----
TOTAL NET ASSETS                                                 $114,516           100.0%
                                                                 --------           -----

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                  PERCENTAGE
 1.  Citrix Systems                                 3.0%
 2.  Sanmina Corp.                                  2.5%
 3.  Biogen, Inc.                                   2.3%
 4.  TJX Cos.                                       2.3%
 5.  NTL Inc.                                       2.2%
 6.  Best Buy                                       2.1%
 7.  JDS Uniphase                                   1.9%
 8.  PMC-Sierra                                     1.9%
 9.  Adaptec, Inc.                                  1.9%
10.  VERITAS Software                               1.9%

                                                              Market
       Number                                                Value(1)
      of Shares                                           (000's omitted)
---------------------                                     ---------------
COMMON STOCKS (93.3%)
BUSINESS SERVICES (4.1%)
         257,400        Avis Rent A Car                      $  5,663(2)
         148,800        Navigant Consulting                     6,528(2)
         206,500        USWeb Corp.                             4,027(2)
         202,150        Valassis Communications                 8,844
                                                             --------
                                                               25,062
                                                             --------
CAPITAL GOODS (1.4%)
         128,900        Waters Corp.                            8,499(2)
                                                             --------
COMMUNICATIONS (9.2%)
         126,400        Comverse Technology                     9,859(2)
          95,700        E-Tek Dynamics                          5,425(2)
         315,100        Intermedia Communications               8,193(2)
         111,900        JDS Uniphase                           11,868(2)
         245,400        Metromedia Fiber Network                7,224(2)

          58,500        RSL Communications                      1,196(2)
                                                              Market
       Number                                                Value(1)
      of Shares                                           (000's omitted)
---------------------                                     ---------------
          76,100        VoiceStream Wireless                 $  3,139(2)
         184,600        WinStar Communications                  9,380(2)
                                                             --------
                                                               56,284
                                                             --------
CONSUMER CYCLICALS (11.1%)
          80,000        Adelphia Communications                 4,960(2)
         212,495        AMFM Inc.                              10,465(2)
         390,000        Cendant Corp.                           6,996
         178,700        Fortune Brands                          6,701
         132,400        Harley-Davidson                         7,216
         106,000        Jones Intercable Class A                4,651(2)
         138,900        NTL Inc.                               13,638(2)
         237,450        SFX Entertainment                       9,780(2)
         156,700        Starwood Hotels & Resorts
                         Worldwide                              3,731
                                                             --------
                                                               68,138
                                                             --------
CONSUMER STAPLES (0.9%)
         116,500        Estee Lauder                            5,352
                                                             --------
ELECTRICAL EQUIPMENT (9.7%)
         230,000        Altera Corp.                            9,689(2)
          27,700        Broadcom Corp.                          3,566(2)
          93,000        Conexant Systems                        6,684(2)
         102,600        Maxim Integrated Products               6,906(2)
          98,300        Micron Technology                       7,330
         126,600        PMC-Sierra                             11,774(2)
          81,000        Vitesse Semiconductor                   5,508(2)
         119,100        Xilinx Inc.                             8,330(2)
                                                             --------
                                                               59,787
                                                             --------
ENERGY (3.9%)
         211,000        Coastal Corp.                           9,139
         250,700        Enron Oil & Gas                         5,985
         477,600        Union Pacific Resources Group           8,567
                                                             --------
                                                               23,691
                                                             --------

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                              Market
       Number                                                Value(1)
      of Shares                                           (000's omitted)
---------------------                                     ---------------
FINANCIAL SERVICES (4.9%)
         179,300        Capital One Financial                $  6,769
         118,600        Donaldson, Lufkin & Jenrette            5,671
         171,900        E*TRADE Group                           4,297(2)
          95,600        Lehman Brothers Holdings                5,139
         105,500        Providian Financial                     8,189
                                                             --------
                                                               30,065
                                                             --------
HARDWARE (5.5%)
         298,700        Adaptec, Inc.                          11,649(2)
         106,500        Network Appliance                       6,996(2)
         202,300        Sanmina Corp.                          15,173(2)
                                                             --------
                                                               33,818
                                                             --------
HEALTH CARE (11.7%)
         185,400        Biogen, Inc.                           14,229(2)
          33,700        C. R. Bard                              1,571
         301,100        Elan Corp. ADR                          9,654(2)
         151,400        Immunex Corp.                          10,191(2)
          41,750        MedImmune, Inc.                         4,308
          75,600        MiniMed Inc.                            6,875(2)
          80,700        PE Corp.-PE Biosystems Group            5,553
          98,600        Sepracor Inc.                           7,383(2)
         201,900        The Laser Center                        6,032(2)
          78,500        Wellpoint Health Networks               5,721(2)
                                                             --------
                                                               71,517
                                                             --------
INTERNET (8.4%)
          47,200        BroadVision, Inc.                       4,699(2)
         284,000        CheckFree Holdings                      8,307(2)
          75,900        Digex, Inc.                             2,524(2)
          33,600        DoubleClick Inc.                        3,356(2)
          41,200        Exodus Communications                   3,311(2)

          22,800        Inktomi Corp.                           2,585(2)
                                                              Market
       Number                                                Value(1)
      of Shares                                           (000's omitted)
---------------------                                     ---------------
         124,200        Intuit Inc.                          $ 11,124(2)
         105,000        Lycos, Inc.                             4,266(2)
         130,200        PSINet Inc.                             6,233(2)
          79,300        Safeguard Scientifics                   5,333(2)
                                                             --------
                                                               51,738
                                                             --------
RETAIL (11.9%)
         202,900        Abercrombie & Fitch                     7,076(2)
         176,100        Ann Taylor Stores                       5,833(2)
         180,700        Best Buy                               12,694(2)
          75,100        Brinker International                   1,803(2)
         107,200        Circuit City Stores                     4,610
         197,400        Furniture Brands International          3,960(2)
          68,800        Limited, Inc.                           2,606
         197,500        Linens 'n Things                        6,764(2)
         324,600        Staples, Inc.                           7,060(2)
         136,000        Tandy Corp.                             6,426
         486,200        TJX Cos.                               14,039
                                                             --------
                                                               72,871
                                                             --------
SOFTWARE (9.2%)
         317,400        Citrix Systems                         18,092(2)
         129,800        Gemstar International Group             8,956(2)
         330,000        Novell, Inc.                            7,817(2)
         145,300        Siebel Systems                          9,980
         194,400        VERITAS Software                       11,518(2)
                                                             --------
                                                               56,363
                                                             --------
UTILITIES (1.4%)
         280,400        Montana Power                           8,675
                                                             --------
                        TOTAL COMMON STOCKS (COST
                         $449,526)                            571,860
                                                             --------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                              Market
      Principal                                              Value(1)
       Amount                                             (000's omitted)
---------------------                                     ---------------
U.S. GOVERNMENT AGENCY SECURITIES (0.4%)
    $  2,750,000        Federal Home Loan Bank,
                         Discount Notes, 5.15%,
                         due 9/2/99  (COST $2,750)           $  2,750(5)
                                                             --------
REPURCHASE AGREEMENTS (2.0%)
      12,240,000        State Street Bank and Trust Co.
                         Repurchase Agreement, 5.25%,
                         due 9/1/99, dated 8/31/99,
                         Maturity Value $12,241,785,
                         Collateralized by $12,445,000
                         U.S. Treasury Notes, 5.875%,
                         due 6/30/00 (Collateral Value
                         $12,609,013)  (COST $12,240)          12,240(5)
                                                             --------
SHORT-TERM INVESTMENTS (22.2%)
      11,000,000        Ford Motor Credit Co., 5.14% &
                         5.20%, due 9/2/99 & 9/7/99            10,996
       3,000,000        AT&T Corp., 5.18%, due 9/7/99           2,998
                                                              Market
      Principal                                              Value(1)
       Amount                                             (000's omitted)
---------------------                                     ---------------
    $  3,000,000        Emerson Electric Co., 5.30%,
                         due 9/10/99                         $  2,996
     118,910,279        N&B Securities Lending Quality
                         Fund, LLC                            118,910
                                                             --------
                        TOTAL SHORT-TERM INVESTMENTS
                         (COST $135,900)                      135,900(5)
                                                             --------
                        TOTAL INVESTMENTS (117.9%)
                         (COST $600,416)                      722,750(6)
                        Liabilities, less cash,
                         receivables and other assets
                         [(17.9%)]                           (109,891)
                                                             --------
                        TOTAL NET ASSETS (100.0%)            $612,859
                                                             --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------
          Millennium Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                  PERCENTAGE
 1.  Peerless Systems                               3.8%
 2.  Navigant Consulting                            2.6%
 3.  Pinnacle Holdings                              2.5%
 4.  Corinthian Colleges                            2.4%
 5.  American Eagle Outfitters                      2.3%
 6.  CSK Auto                                       2.3%
 7.  Visual Networks                                2.3%
 8.  Alkermes, Inc.                                 2.2%
 9.  Radiant Systems                                2.0%
10.  Zoran Corp.                                    2.0%

                                                               Market
       Number                                                 Value(1)
      of Shares                                            (000's omitted)
---------------------                                      ---------------
COMMON STOCKS (91.3%)
BUSINESS SERVICES (12.5%)
          30,000        Cambridge Technology Partners         $    410(2)
          50,000        Coinstar, Inc.                           1,156(2)
          78,000        Corinthian Colleges                      1,604(2)
          26,000        Gilat Communications                       390(2)
          35,000        Iron Mountain                            1,103(2)
          22,000        Lason, Inc.                                994(2)
          41,000        Navigant Consulting                      1,799(2)
          20,000        ProBusiness Services                       535(2)
          39,200        Provant, Inc.                              539(2)
                                                              --------
                                                                 8,530
                                                              --------
CONSUMER CYCLICALS (3.1%)
          33,000        SFX Entertainment                        1,359(2)
          20,500        Speedway Motorsports                       765(2)
                                                              --------
                                                                 2,124
                                                              --------
ELECTRICAL EQUIPMENT (10.8%)
          25,000        Asyst Technologies                         781(2)

          46,000        Cypress Semiconductor                    1,064(2)
                                                               Market
       Number                                                 Value(1)
      of Shares                                            (000's omitted)
---------------------                                      ---------------
          32,000        Helix Technology                      $    904
         181,000        Peerless Systems                         2,602(2)
          26,000        Photronics, Inc.                           621(2)
          41,000        Zoran Corp.                              1,363(2)
                                                              --------
                                                                 7,335
                                                              --------
ENERGY (1.3%)
          25,000        Hanover Compressor                         898(2)
                                                              --------
FINANCIAL SERVICES (2.4%)
          32,000        Affiliated Managers Group                  854(2)
          20,000        Hambrecht & Quist                          764(2)
                                                              --------
                                                                 1,618
                                                              --------
HARDWARE (7.4%)
         100,000        Artisan Components                         975(2)
          33,000        DII Group                                1,170(2)
          18,000        Flextronics International                1,056(2)
          10,000        Harmonic Inc.                            1,260(2)
           8,000        Optical Coating Laboratory                 614
                                                              --------
                                                                 5,075
                                                              --------
HEALTH CARE (9.0%)
          40,000        Alkermes, Inc.                           1,485(2)
          30,000        Anesta Corp.                               345(2)
          35,000        Coulter Pharmaceutical                     698(2)
          33,000        Novoste Corp.                              724(2)
          30,000        Osteotech, Inc.                            619(2)
          37,000        Priority Healthcare                      1,040(2)
          41,500        The Laser Center                         1,240(2)
                                                              --------
                                                                 6,151
                                                              --------
INTERNET (12.1%)
          27,000        CheckFree Holdings                         790(2)
          34,000        Digex, Inc.                              1,130(2)
          23,000        Efficient Networks                       1,080(2)
          39,000        Flycast Communications                     902(2)
          30,000        Netegrity, Inc.                            667(2)
          32,000        Netopia, Inc.                              884(2)

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Millennium Portfolio (Cont'd)

                                                               Market
       Number                                                 Value(1)
      of Shares                                            (000's omitted)
---------------------                                      ---------------
          35,000        Network Event Theater                 $    884(2)
          70,000        nFront, Inc.                               927(2)
          14,000        Pegasus Systems                            506(2)
          25,000        USWeb Corp.                                488(2)
                                                              --------
                                                                 8,258
                                                              --------
RETAIL (12.3%)
          40,000        American Eagle Outfitters                1,570(2)
          65,000        CSK Auto                                 1,544(2)
          36,000        Factory 2-U Stores                       1,028(2)
          23,000        Insight Enterprises                        696(2)
          29,000        REX Stores                               1,160(2)
          40,000        Sonic Automotive                           482(2)
          75,000        Steven Madden                              886(2)
          33,000        The Children's Place                     1,044(2)
                                                              --------
                                                                 8,410
                                                              --------
SOFTWARE (10.3%)
          50,000        Be Inc.                                    312(2)
          14,000        Gemstar International Group                966(2)
          17,000        Micromuse Inc.                             971(2)
          20,000        Project Software & Development             879(2)
          71,000        Radiant Systems                          1,398(2)
          62,000        RAVISENT Technologies                      992(2)
          37,000        Visual Networks                          1,536(2)
                                                              --------
                                                                 7,054
                                                              --------
TECHNOLOGY (1.0%)
          34,000        Integrated Device Technology               663(2)
                                                              --------
TELECOMMUNICATIONS (9.1%)
          70,000        CAIS Internet                              849(2)
          34,000        Intermedia Communications                  884(2)
          67,000        Pinnacle Holdings                        1,687(2)
                                                               Market
       Number                                                 Value(1)
      of Shares                                            (000's omitted)
---------------------                                      ---------------

          60,000        Quanta Services                       $  1,346(2)
          20,000        RCN Corp.                                  840(2)
          23,000        Time Warner Telecom                        621(2)
                                                              --------
                                                                 6,227
                                                              --------
                        TOTAL COMMON STOCKS (COST
                         $56,226)                               62,343
                                                              --------
   Principal
     Amount
   ---------
U.S. GOVERNMENT AGENCY SECURITIES (3.3%)
     $ 2,250,000        Federal Home Loan Bank, Discount
                         Notes, 5.15% & 5.40%,
                         due 9/1/99 & 9/2/99 (COST
                         $2,250)                                 2,250(5)
                                                              --------
REPURCHASE AGREEMENTS (3.1%)
       2,090,000        State Street Bank and Trust Co.
                         Repurchase Agreement, 5.25%,
                         due 9/1/99, dated 8/31/99,
                         Maturity Value $2,090,305,
                         Collateralized by $1,920,000
                         U.S. Treasury Bonds, 7.50%,
                         due 11/15/16 (Collateral Value
                         $2,155,200) (COST $2,090)               2,090(5)
                                                              --------

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Millennium Portfolio (Cont'd)

                                                               Market
      Principal                                               Value(1)
       Amount                                              (000's omitted)
---------------------                                      ---------------
SHORT-TERM INVESTMENTS (21.7%)
     $ 1,500,000        Ford Motor Credit Co., 5.21%,
                         due 9/2/99                           $  1,500
      13,306,051        N&B Securities Lending Quality
                         Fund, LLC                              13,306
                                                              --------
                        TOTAL SHORT-TERM INVESTMENTS
                         (COST $14,806)                         14,806(5)
                                                              --------
                        TOTAL INVESTMENTS (119.4%) (COST
                         $75,372)                               81,489(6)
                        Liabilities, less cash,
                         receivables and other assets
                         [(19.4%)]                             (13,252)
                                                              --------
                        TOTAL NET ASSETS (100.0%)             $ 68,237
                                                              --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                  PERCENTAGE
 1.  CIGNA Corp.                                    3.6%
 2.  Chase Manhattan                                3.5%
 3.  MCI WorldCom                                   3.1%
 4.  Computer Associates                            2.9%
 5.  Xerox Corp.                                    2.6%
 6.  The Williams Cos.                              2.3%
 7.  General Motors                                 2.3%
 8.  IBM                                            2.2%
 9.  News Corp. ADR                                 2.2%
10.  General Motors Class H                         2.2%

                                                              Market
       Number                                                Value(1)
      of Shares                                           (000's omitted)
---------------------                                     ---------------
COMMON STOCKS (92.1%)
AEROSPACE (1.1%)
         600,000        Raytheon Co. Class A                $   40,275
                                                            ----------
AIRLINES (1.9%)
         330,900        AMR Corp.                               19,399(2)
       1,280,000        Continental Airlines Class B            52,240(2)
                                                            ----------
                                                                71,639
                                                            ----------
AUTOMOBILE MANUFACTURING (2.3%)
       1,315,800        General Motors                          87,007
                                                            ----------
AUTO/TRUCK REPLACEMENT PARTS (1.3%)
       1,180,000        Lear Corp.                              47,421(2)
                                                            ----------
BANKING & FINANCIAL (11.3%)
       1,305,000        Bank of America                         78,953
       1,945,000        Bank One                                78,043
       1,143,800        BankBoston Corp.                        53,115
       1,560,000        Chase Manhattan                        130,553
       1,337,000        Countrywide Credit Industries           42,951
       1,140,000        Household International                 43,035
                                                            ----------
                                                               426,650
                                                            ----------
                                                              Market
       Number                                                Value(1)
      of Shares                                           (000's omitted)
---------------------                                     ---------------
CHEMICALS (1.5%)
         765,000        duPont                              $   48,482
         620,000        Lyondell Chemical                        9,029
                                                            ----------
                                                                57,511
                                                            ----------
COMMUNICATIONS (4.0%)
         600,000        Bell Atlantic                           36,750
       1,520,000        MCI WorldCom                           115,140(2)
                                                            ----------
                                                               151,890
                                                            ----------
DIVERSIFIED (1.8%)
       1,658,500        Monsanto Co.                            68,102
                                                            ----------
ELECTRONICS (1.1%)
         353,900        Emerson Electric                        22,163
         275,000        Teradyne, Inc.                          18,717(2)
                                                            ----------
                                                                40,880
                                                            ----------
ENERGY (0.8%)
       1,314,600        McDermott International                 29,661
                                                            ----------
FINANCIAL SERVICES (3.0%)
       1,070,000        Ceridian Corp.                          29,960(2)
         330,000        Morgan Stanley Dean Witter              28,318
       1,240,000        SLM Holding                             54,793
                                                            ----------
                                                               113,071
                                                            ----------
FOOD & TOBACCO (3.4%)
       1,040,000        Anheuser-Busch                          80,080
       1,209,500        Nabisco Holdings                        47,549
                                                            ----------
                                                               127,629
                                                            ----------
FOOD PRODUCTS (1.7%)
         526,100        ConAgra, Inc.                           12,889
       1,195,800        Diageo PLC ADR                          49,551
                                                            ----------
                                                                62,440
                                                            ----------
GAS (1.7%)
       1,347,400        Praxair, Inc.                           63,328
                                                            ----------
HEALTH CARE (12.9%)
         475,000        ALZA Corp.                              23,928(2)
       1,579,500        American Home Products                  65,549
         870,000        Baxter International                    58,345

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                              Market
       Number                                                Value(1)
      of Shares                                           (000's omitted)
---------------------                                     ---------------
       1,602,100        Becton, Dickinson & Co.             $   45,059
       1,230,000        Centocor, Inc.                          73,646(2)
       1,498,800        CIGNA Corp.                            134,611
         669,800        Merck & Co.                             45,002
         540,000        Wellpoint Health Networks               39,353(2)
                                                            ----------
                                                               485,493
                                                            ----------
INDUSTRIAL GOODS & SERVICES (2.9%)
         845,800        Fort James                              27,277
       1,055,700        General Dynamics                        66,509
         637,300        Owens-Illinois                          15,773(2)
                                                            ----------
                                                               109,559
                                                            ----------
INSURANCE (2.8%)
       1,599,200        Ace, Ltd.                               34,283
         370,000        American International Group            34,294
         743,494        XL Capital                              37,407
                                                            ----------
                                                               105,984
                                                            ----------
OIL & GAS (6.5%)
         304,000        Chevron Corp.                           28,044
         840,000        Texaco Inc.                             53,340
       2,042,200        Tosco Corp.                             52,076
       1,400,200        Transocean Offshore                     47,607
       2,077,500        USX-Marathon Group                      64,662(2)
                                                            ----------
                                                               245,729
                                                            ----------
RAILROADS (1.1%)
       1,461,800        Burlington Northern Santa Fe            42,392
                                                            ----------
RETAILING (3.4%)
       1,620,000        Consolidated Stores                     26,123(2)
         990,300        Harcourt General                        43,388
         243,100        Office Depot                             2,537(2)
       3,052,600        Rite Aid                                56,473
                                                            ----------
                                                               128,521
                                                            ----------
                                                              Market
       Number                                                Value(1)
      of Shares                                           (000's omitted)
---------------------                                     ---------------
STEEL (0.9%)
       1,639,400        AK Steel Holding                    $   34,427
                                                            ----------
TECHNOLOGY (18.1%)
       2,427,500        Cadence Design Systems                  33,075(2)
         861,300        Compaq Computer                         19,971
       1,940,000        Computer Associates                    109,610
       1,592,400        General Motors Class H                  82,009(2)
         440,000        Hewlett-Packard                         46,365
         680,000        IBM                                     84,702
       1,840,000        L.M. Ericsson Telephone, B
                         Shares ADR                             59,915
       1,592,600        Nortel Networks                         65,396
       2,865,000        Parametric Technology                   40,110(2)
         537,000        Texas Instruments                       44,068
       2,038,900        Xerox Corp.                             97,357
                                                            ----------
                                                               682,578
                                                            ----------
TELECOMMUNICATIONS (2.4%)
       1,540,000        AT&T Corp.- Liberty Media Group
                         Class A                                49,280(2)
         600,000        GTE Corp.                               41,175
                                                            ----------
                                                                90,455
                                                            ----------
UTILITIES (3.3%)
       2,130,000        The Williams Cos.                       87,863
         952,400        Unicom Corp.                            36,786
                                                            ----------
                                                               124,649
                                                            ----------
WASTE MANAGEMENT (0.9%)
       2,598,200        Allied Waste Industries                 33,127(2)
                                                            ----------
                        TOTAL COMMON STOCKS (COST
                         $3,107,009)                         3,470,418
                                                            ----------
PREFERRED STOCKS (2.2%)
       3,123,800        News Corp. ADR  (COST $86,104)          82,586
                                                            ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

REPURCHASE AGREEMENTS (1.7%)
                                                              Market
      Principal                                              Value(1)
       Amount                                             (000's omitted)
---------------------                                     ---------------
    $ 50,000,000        State Street Bank and Trust Co.
                         Repurchase Agreement, 5.25%,
                         due 9/1/99, dated 8/31/99,
                         Maturity Value $50,007,292,
                         Collateralized by $40,915,000
                         U.S. Treasury Bonds, 8.875%,
                         due 8/15/17 (Collateral Value
                         $51,506,216)                       $   50,000
      13,300,000        State Street Bank and Trust Co.
                         Repurchase Agreement, 5.25%,
                         due 9/1/99, dated 8/31/99,
                         Maturity Value $13,301,940,
                         Collateralized by $13,635,000
                         U.S. Treasury Notes, 5.875%,
                         due 2/15/00 (Collateral Value
                         $13,703,911)                           13,300
                                                            ----------
                        TOTAL REPURCHASE AGREEMENTS
                         (COST $63,300)                         63,300(5)
                                                            ----------
                                                              Market
      Principal                                              Value(1)
       Amount                                             (000's omitted)
---------------------                                     ---------------
SHORT-TERM INVESTMENTS (6.9%)
    $ 50,000,000        Ford Motor Credit Co., 5.21%,
                         due 9/2/99                         $   49,993
      20,200,000        Novartis Finance Corp., 5.27%,
                         due 9/7/99                             20,182
      50,000,000        American Express Credit Corp.,
                         5.31%, due 9/8/99                      49,948
     139,642,039        N&B Securities Lending Quality
                         Fund, LLC                             139,642
                                                            ----------
                        TOTAL SHORT-TERM INVESTMENTS
                         (COST $259,765)                       259,765(5)
                                                            ----------
                        TOTAL INVESTMENTS (102.9%)
                         (COST $3,516,178)                   3,876,069(6)
                        Liabilities, less cash,
                         receivables and other assets
                         [(2.9%)]                             (107,329)
                                                            ----------
                        TOTAL NET ASSETS (100.0%)           $3,768,740
                                                            ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 1999

--------------------------------------------------------------------------------
          Regency Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                  PERCENTAGE
 1.  BankBoston Corp.                               2.7%
 2.  General Dynamics                               2.5%
 3.  Comdisco, Inc.                                 2.5%
 4.  Bear Stearns                                   2.4%
 5.  W.R. Grace                                     2.3%
 6.  Food Lion Class A                              2.2%
 7.  The Williams Cos.                              2.1%
 8.  Galileo International                          2.1%
 9.  SPX Corp.                                      2.0%
10.  USX-Marathon Group                             2.0%

                                                                  Market
       Number                                                    Value(1)
      of Shares                                               (000's omitted)
---------------------                                         ---------------
COMMON STOCKS (87.0%)
AIRLINES (1.3%)
         2,700          Continental Airlines Class B              $  110(2)
                                                                  ------
AUTOMOTIVE (2.6%)
         3,700          Lear Corp.                                   149(2)
         1,400          Navistar International                        68(2)
                                                                  ------
                                                                     217
                                                                  ------
BANKING & FINANCIAL (5.6%)
         4,800          BankBoston Corp.                             223
         1,900          Countrywide Credit Industries                 61
         8,600          IndyMac Mortgage Holdings                    115
         2,600          Valley National Bancorp                       68
                                                                  ------
                                                                     467
                                                                  ------
CHEMICALS (1.1%)
         6,400          Lyondell Chemical                             93
                                                                  ------
CONSUMER CYCLICALS (1.7%)
         1,800          Lexmark International Group                  142(2)
                                                                  ------
                                                                  Market
       Number                                                    Value(1)
      of Shares                                               (000's omitted)
---------------------                                         ---------------

CONSUMER PRODUCTS & SERVICES (1.5%)
         7,400          American National Can Group               $  121(2)
                                                                  ------
ELECTRICAL & ELECTRONICS (1.1%)
         6,200          Niagara Mohawk Holdings                       94(2)
                                                                  ------
ENERGY (2.7%)
         3,500          Coastal Corp.                                152
         3,300          McDermott International                       74
                                                                  ------
                                                                     226
                                                                  ------
ENTERTAINMENT (1.0%)
         6,500          Mirage Resorts                                85(2)
                                                                  ------
FINANCIAL SERVICES (10.7%)
         1,600          Ambac Financial Group                         85
         4,700          Bear Stearns                                 196
         5,500          Ceridian Corp.                               154(2)
         4,200          Dun & Bradstreet                             110
         2,900          FINOVA Group                                 110
         1,600          Kansas City Southern Industries               74
         3,600          SLM Holding                                  159
                                                                  ------
                                                                     888
                                                                  ------
GAS (1.8%)
         3,200          Praxair, Inc.                                150
                                                                  ------
HEALTH CARE (3.4%)
         4,900          Becton, Dickinson & Co.                      138
         2,000          Wellpoint Health Networks                    146(2)
                                                                  ------
                                                                     284
                                                                  ------
INDUSTRIAL GOODS & SERVICES (8.1%)
         4,200          Fort James                                   135
         3,300          General Dynamics                             208
         1,000          Reynolds Metals                               63
         4,500          Sherwin-Williams                             110
         6,200          UCAR International                           151(2)
                                                                  ------
                                                                     667
                                                                  ------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Regency Portfolio (Cont'd)

                                                                  Market
       Number                                                    Value(1)
      of Shares                                               (000's omitted)
---------------------                                         ---------------
INSURANCE (3.2%)
         6,300          Ace, Ltd.                                 $  135
           700          CIGNA Corp.                                   63
         1,700          Cincinnati Financial                          67
                                                                  ------
                                                                     265
                                                                  ------
MACHINERY & EQUIPMENT (2.7%)
         1,300          Grainger, Inc.                                57
         2,000          SPX Corp.                                    169(2)
                                                                  ------
                                                                     226
                                                                  ------
MEDIA (0.7%)
         1,200          E.W. Scripps                                  58
                                                                  ------
OIL & GAS (7.3%)
         3,000          Apache Corp.                                 136
         3,600          Noble Drilling                                89(2)
         4,400          Tosco Corp.                                  112
         3,000          Transocean Offshore                          102
         5,200          USX-Marathon Group                           162
                                                                  ------
                                                                     601
                                                                  ------
RAILROADS (1.4%)
         3,900          Burlington Northern Santa Fe                 113
                                                                  ------
RETAILING (8.1%)
         5,700          Consolidated Stores                           92(2)
        22,800          Food Lion Class A                            180
         2,200          Harcourt General                              96
         6,100          Rite Aid                                     113
         9,800          W.R. Grace                                   188(2)
                                                                  ------
                                                                     669
                                                                  ------
STEEL (0.9%)
         3,600          AK Steel Holding                              76
                                                                  ------
TECHNOLOGY (9.7%)
         9,900          Cadence Design Systems                       135(2)
         9,800          Comdisco, Inc.                               206
         1,000          Computer Associates                           57
         5,900          Engelhard Corp.                              118
                                                                  Market
       Number                                                    Value(1)
      of Shares                                               (000's omitted)
---------------------                                         ---------------

         3,100          General Motors Class H                    $  160(2)
         8,800          Parametric Technology                        123(2)
                                                                  ------
                                                                     799
                                                                  ------
TELECOMMUNICATIONS (4.2%)
         7,700          A.H. Belo                                    146
         5,600          American Tower                               127(2)
         2,300          AT&T Corp.- Liberty Media Group
                         Class A                                      74(2)
                                                                  ------
                                                                     347
                                                                  ------
TRANSPORTATION (2.1%)
         3,500          Galileo International                        170
                                                                  ------
UTILITIES (2.2%)
         4,300          The Williams Cos.                            177
                                                                  ------
WASTE MANAGEMENT (1.9%)
        12,000          Allied Waste Industries                      153(2)
                                                                  ------
                        TOTAL COMMON STOCKS (COST $7,700)          7,198
                                                                  ------
PREFERRED STOCKS (1.2%)
         3,800          News Corp. ADR  (COST $116)                  100
                                                                  ------

U.S. GOVERNMENT AGENCY SECURITIES (4.5%)
      Principal
       Amount
---------------------
---------------------                                         ---------------
      $200,000          Federal Home Loan Bank, Discount
                         Notes, 5.40%, due 9/1/99                   200
       175,000          Federal Farm Credit Bank, Discount
                         Notes, 5.09%, due 9/2/99                   175
                                                                 ------
                        TOTAL U.S. GOVERNMENT AGENCY
                         SECURITIES (COST $375)                     375(5)
                                                                 ------

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Regency Portfolio (Cont'd)

                                                                  Market
      Principal                                                  Value(1)
       Amount                                                 (000's omitted)
---------------------                                         ---------------
REPURCHASE AGREEMENTS (4.5%)
      $370,000          State Street Bank and Trust Co.
                         Repurchase Agreement, 5.25%,
                         due 9/1/99, dated 8/31/99,
                         Maturity Value $370,054,
                         Collateralized by $350,000 U.S.
                         Treasury Bonds, 7.25%,
                         due 8/15/22 (Collateral Value
                         $382,375) (COST $370)                    $  370(5)
                                                                  ------
SHORT-TERM INVESTMENTS (0.6%)
        50,488          N&B Securities Lending Quality
                         Fund, LLC  (COST $50)                        50(5)
                                                                  ------
                        TOTAL INVESTMENTS (97.8%) (COST
                         $8,611)                                   8,093(6)
                        Cash, receivables and other assets,
                         less liabilities (2.2%)                     185
                                                                  ------
                        TOTAL NET ASSETS (100.0%)                 $8,278
                                                                  ------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                  PERCENTAGE
 1.  Intel Corp.                                    3.3%
 2.  Biogen, Inc.                                   3.3%
 3.  Unisys Corp.                                   3.2%
 4.  Hewlett-Packard                                3.2%
 5.  Citigroup Inc.                                 3.1%
 6.  Tyco International                             3.1%
 7.  MCI WorldCom                                   2.9%
 8.  ALZA Corp.                                     2.8%
 9.  True North Communications                      2.7%
10.  Circuit City Stores                            2.7%

                                                                Market
       Number                                                  Value(1)
      of Shares                                             (000's omitted)
---------------------                                       ---------------
COMMON STOCKS (93.9%)
ADVERTISING (2.7%)
        330,000         True North Communications              $ 10,869
                                                               --------
AUTOMOTIVE (1.6%)
        137,200         Borg-Warner Automotive                    6,500
                                                               --------
CHEMICALS (1.3%)
        100,000         Minerals Technologies                     4,950
                                                               --------
CONSUMER GOODS & SERVICES (2.2%)
        150,000         Kimberly-Clark                            8,541
                                                               --------
DIVERSIFIED (3.1%)
        120,000         Tyco International                       12,157
                                                               --------
ENERGY (2.3%)
        100,000         Chevron Corp.                             9,225
                                                               --------
ENTERTAINMENT (2.0%)
        350,000         Fox Entertainment Group                   8,072(2)
                                                               --------
FINANCIAL SERVICES (9.8%)
        150,000         Ambac Financial Group                     7,922
        276,750         Citigroup Inc.                           12,298
        275,000         Conseco, Inc.                             6,600
        200,000         Dun & Bradstreet                          5,238
                                                                Market
       Number                                                  Value(1)
      of Shares                                             (000's omitted)
---------------------                                       ---------------

        100,000         Fannie Mae                             $  6,212
          9,300         Goldman Sachs                               556
                                                               --------
                                                                 38,826
                                                               --------
FURNISHINGS (2.2%)
        400,000         Leggett & Platt                           8,850
                                                               --------
HEALTH CARE (15.8%)
        220,000         ALZA Corp.                               11,082(2)
        170,000         Biogen, Inc.                             13,047(2)
        260,000         Invacare Corp.                            4,859
         90,000         Johnson & Johnson                         9,203
        220,000         McKesson HBOC                             6,848
        135,000         Warner-Lambert                            8,944
        118,000         Wellpoint Health Networks                 8,599(2)
                                                               --------
                                                                 62,582
                                                               --------
HOSPITAL SUPPLIES (2.4%)
        200,000         C. R. Bard                                9,325
                                                               --------
INSURANCE (3.7%)
        380,000         ESG Re                                    5,130
        210,000         ReliaStar Financial                       9,463
                                                               --------
                                                                 14,593
                                                               --------
OIL & GAS (4.3%)
        220,000         Anadarko Petroleum                        7,480
        230,000         Cooper Cameron                            9,574(2)
                                                               --------
                                                                 17,054
                                                               --------
PAPER & FOREST PRODUCTS (2.2%)
        238,000         Mead Corp.                                8,880
                                                               --------
PUBLISHING & BROADCASTING (2.5%)
        225,000         Valassis Communications                   9,844
                                                               --------
RECYCLING (0.7%)
        187,500         IMCO Recycling                            2,941
                                                               --------
RETAIL GROCERY (1.7%)
        140,000         Albertson's Inc.                          6,711
                                                               --------
RETAIL STORES (6.1%)
        250,000         Circuit City Stores                      10,750
        120,000         Dayton Hudson                             6,960
        145,000         Federated Department Stores               6,670(2)
                                                               --------
                                                                 24,380
                                                               --------
RETAILING (2.0%)
        179,000         Wal-Mart Stores                           7,932
                                                               --------

                                                                 August 31, 1999
--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                                                Market
       Number                                                  Value(1)
      of Shares                                             (000's omitted)
---------------------                                       ---------------
TECHNOLOGY (17.9%)
        374,000         Compaq Computer                        $  8,672
        150,000         Electronic Data Systems                   8,419
        120,000         Hewlett-Packard                          12,645
        160,000         Intel Corp.                              13,150
        400,000         Quantum Corp. - DLT & Storage
                         Systems                                  7,325(2)
        200,000         Quantum Corp. - Hard Disk Drive           1,425(2)
        300,000         Unisys Corp.                             12,900(2)
        140,000         Xerox Corp.                               6,685
                                                               --------
                                                                 71,221
                                                               --------
TELECOMMUNICATIONS (3.7%)
        150,000         MCI WorldCom                             11,363(2)
        503,200         Metromedia International Group            3,176
                                                               --------
                                                                 14,539
                                                               --------
TRANSPORTATION (2.1%)
        140,000         AMR Corp.                                 8,208(2)
                                                               --------
WASTE MANAGEMENT (1.6%)
        350,000         Azurix Corp.                              6,497(2)
                                                               --------
                        TOTAL COMMON STOCKS (COST
                         $274,738)                              372,697
                                                               --------

U.S. GOVERNMENT AGENCY SECURITIES (2.3%)
      Principal
       Amount
---------------------
---------------------                                       ---------------
     $4,000,000         Fannie Mae, Discount Notes,
                         5.15%, due 9/3/99                       3,999
      5,000,000         Freddie Mac, Discount Notes,
                         5.18% & 5.23%, due 9/9/99 &
                         9/10/99                                 4,994
                                                              --------
      Principal
       Amount
---------------------
                        TOTAL U.S. GOVERNMENT AGENCY
                         SECURITIES (COST $8,993)                8,993(5)
                                                              --------

REPURCHASE AGREEMENTS (2.1%)
                                                                Market
      Principal                                                Value(1)
       Amount                                               (000's omitted)
---------------------                                       ---------------
     $8,370,000         State Street Bank and Trust Co.
                         Repurchase Agreement, 5.25%,
                         due 9/1/99, dated 8/31/99,
                         Maturity Value $8,371,221,
                         Collateralized by $8,495,000
                         U.S. Treasury Notes, 5.625%,
                         due 5/15/01 (Collateral Value
                         $8,621,966)  (COST $8,370)            $  8,370(5)
                                                               --------
SHORT-TERM INVESTMENTS (0.6%)
        100,000         Community Capital Bank, 4.05%,
                         due 9/29/99                                100
        100,000         Self Help Credit Union, 4.71%,
                         due 11/24/99                               100
      2,340,353         N&B Securities Lending Quality
                         Fund, LLC                                2,340
                                                               --------
                        TOTAL SHORT-TERM INVESTMENTS
                         (COST $2,540)                            2,540(5)
                                                               --------
                        TOTAL INVESTMENTS (98.9%) (COST
                         $294,641)                              392,600(6)
                        Cash, receivables and other
                         assets, less liabilities (1.1%)          4,513
                                                               --------
                        TOTAL NET ASSETS (100.0%)              $397,113
                                                               --------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Portfolio, which are valued at the last available bid price. The Portfolios value all other securities by a method the trustees of Equity Managers Trust or Global Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Non-income producing security.
3) The following securities were held in escrow at August 31, 1999, to cover outstanding call options written:

                                               SECURITIES AND      MARKET VALUE      PREMIUM ON    MARKET VALUE
NEUBERGER BERMAN                  SHARES          OPTIONS          OF SECURITIES      OPTIONS      OF OPTIONS
---------------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                   300,000     Compaq Computer      $  6,956,000      $ 441,000     $   244,000
                                                   Corp.
                                             October 1999 @ 25
GUARDIAN PORTFOLIO                1,025,000   McDonald's Corp.       42,409,000      3,379,000       2,563,000
                                             December 1999 @ 42.50
                                  450,000      Teradyne Inc.         30,628,000      5,073,000       2,137,000
                                             October 1999 @ 70
                                  400,000    Texas Instruments       32,825,000      4,009,000       6,375,000
                                               October 1999 @
                                                   67.50
                                  500,000     Wellpoint Health       36,438,000      2,985,000       1,781,000
                                                  Networks
                                             October 1999 @ 75

4) Affiliated issuer (see Note E of Notes to Financial Statements).
5) At cost, which approximates market value.

6) At August 31, 1999, selected Portfolio information on a U.S. Federal income tax basis was as follows:

                                                                                           NET
                                                          GROSS          GROSS         UNREALIZED
                                                       UNREALIZED     UNREALIZED      APPRECIATION
NEUBERGER BERMAN                          COST        APPRECIATION    DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                      $1,022,500,000  $  548,009,000   $46,270,000    $   501,739,000
GENESIS PORTFOLIO                     1,638,468,000     249,706,000   109,242,000        140,464,000
GUARDIAN PORTFOLIO                    4,064,568,000     890,616,000   311,479,000        579,137,000
MANHATTAN PORTFOLIO                     601,413,000     147,595,000    26,258,000        121,337,000
MILLENNIUM PORTFOLIO                     75,573,000       8,908,000     2,992,000          5,916,000
PARTNERS PORTFOLIO                    3,530,723,000     499,471,000   154,125,000        345,346,000
REGENCY PORTFOLIO                         8,647,000         143,000       697,000           (554,000)
SOCIALLY RESPONSIVE PORTFOLIO           294,682,000     115,095,000    17,177,000         97,918,000

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------


                                                            EQUITY MANAGERS TRUST
                                               ------------------------------------------------
                                                   FOCUS           GENESIS         GUARDIAN
(000'S OMITTED)                                  PORTFOLIO        PORTFOLIO        PORTFOLIO
                                               ------------------------------------------------
ASSETS
      Investments in securities, at market
        value* (Notes A & E) -- see Schedule
        of Investments:
          Unaffiliated issuers                 $   1,493,142    $   1,629,745    $   4,643,705
          Non-controlled affiliated issuers           31,097          149,187               --
                                               ------------------------------------------------
                                                   1,524,239        1,778,932        4,643,705
      Cash                                               304                8                8
      Dividends and interest receivable                1,570            3,940            8,995
      Prepaid expenses and other assets                   34               57              158
      Receivable for securities sold                  34,235           16,148          115,060
                                               ------------------------------------------------
                                                   1,560,382        1,799,085        4,767,926
                                               ------------------------------------------------
LIABILITIES
      Option contracts written, at market
        value (Note A)                                   244               --           12,856
      Payable for collateral on securities
        loaned (Note A)                                7,114           42,525           24,437
      Payable for securities purchased                 4,813            2,023               --
      Payable for variation margin (Note A)               --               --            1,930
      Payable to investment manager (Note B)             670            1,103            1,881
      Accrued expenses and other payables              1,143            2,330            3,102
                                               ------------------------------------------------
                                                      13,984           47,981           44,206
                                               ------------------------------------------------
NET ASSETS Applicable to Investors'
  Beneficial Interests                         $   1,546,398    $   1,751,104    $   4,723,720
                                               ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                          $   1,039,051    $   1,610,183    $   4,142,799
      Net unrealized appreciation
        (depreciation) in value of investment
        securities, financial futures
        contracts, and option contracts              507,347          140,921          580,921
                                               ------------------------------------------------
NET ASSETS                                     $   1,546,398    $   1,751,104    $   4,723,720
                                               ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                           $     993,477    $   1,490,335    $   4,053,868
Non-controlled affiliated issuers                     23,612          147,676               --
                                               ------------------------------------------------
      Total cost of investments                $   1,017,089    $   1,638,011    $   4,053,868
                                               ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1999
----------------------------------------------------------------------

                                                      GLOBAL
                                                     MANAGERS                        EQUITY MANAGERS TRUST
                                                      TRUST      --------------------------------------------------------------
                                                    ----------                                                       SOCIALLY
                                                    INTERNATIONAL MANHATTAN   MILLENNIUM    PARTNERS      REGENCY    RESPONSIVE
                                                    PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO  PORTFOLIO
                                                    ---------------------------------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:

        Unaffiliated issuers                        $ 119,248    $ 722,750    $  81,489    $ 3,876,069    $ 8,093    $ 392,600
        Non-controlled affiliated issuers                  --           --           --             --         --           --
                                                    ---------------------------------------------------------------------------
                                                      119,248      722,750       81,489      3,876,069      8,093      392,600
    Cash                                                    3            2            5             36          3           --
    Dividends and interest receivable                     730        5,002          238          9,703          9          758
    Prepaid expenses and other assets                      14           56            3            106          2           10
    Receivable for securities sold                         --       11,968        1,965         92,109        337        6,779
                                                    ---------------------------------------------------------------------------
                                                      119,995      739,778       83,700      3,978,023      8,444      400,147
                                                    ---------------------------------------------------------------------------
LIABILITIES
    Option contracts written, at market value
      (Note A)                                             --           --           --             --         --           --

    Payable for collateral on securities loaned
      (Note A)                                          4,874      118,910       13,306        139,642         50        2,340
    Payable for securities purchased                       --        2,773        1,846         62,299         91           --
    Payable for variation margin (Note A)                  --           --           --             --         --           --
    Payable to investment manager (Note B)                 82          274           45          1,486          4          185
    Accrued expenses and other payables                   523        4,962          266          5,856         21          509
                                                    ---------------------------------------------------------------------------
                                                        5,479      126,919       15,463        209,283        166        3,034
                                                    ---------------------------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $ 114,516    $ 612,859    $  68,237    $ 3,768,740    $ 8,278    $ 397,113
                                                    ---------------------------------------------------------------------------

NET ASSETS consist of:
    Paid-in capital                                 $  79,630    $ 490,525    $  62,120    $ 3,408,849    $ 8,796    $ 299,154
    Net unrealized appreciation (depreciation) in
      value of investment securities, financial
      futures contracts, and option contracts          34,886      122,334        6,117        359,891       (518)      97,959
                                                    ---------------------------------------------------------------------------
NET ASSETS                                          $ 114,516    $ 612,859    $  68,237    $ 3,768,740    $ 8,278    $ 397,113
                                                    ---------------------------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $  84,361    $ 600,416    $  75,372    $ 3,516,178    $ 8,611    $ 294,641
Non-controlled affiliated issuers                          --           --           --             --         --           --
                                                    ---------------------------------------------------------------------------
      Total cost of investments                     $  84,361    $ 600,416    $  75,372    $ 3,516,178    $ 8,611    $ 294,641
                                                    ---------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------

                                                              EQUITY MANAGERS TRUST
                                                    ------------------------------------------

                                                       FOCUS         GENESIS        GUARDIAN
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                      For the        For the        For the
                                                        Year           Year           Year
                                                       Ended          Ended          Ended
                                                     August 31,     August 31,     August 31,
(000'S OMITTED)                                        1999           1999           1999
                                                    ------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    13,017    $    25,981    $    58,766
      Dividend income -- non-controlled affiliated
        issuers                                              --          1,078             --
      Interest income                                     1,237          5,441         28,189
      Foreign taxes withheld (Note A)                       (37)            --           (800)
                                                    ------------------------------------------
        Total income                                     14,217         32,500         86,155
                                                    ------------------------------------------
    Expenses:
      Investment management fee (Note B)                  7,855         13,245         25,003
      Accounting fees                                        10             10             10
      Amortization of deferred organization and
        initial offering expenses (Note A)                   --             --             --
      Auditing fees                                          45             46             48
      Custodian fees (Note B)                               273            342            826
      Insurance expense                                      19             26             88
      Legal fees                                             25             27             28
      Trustees' fees and expenses                            23             25             69
      Miscellaneous                                          --             45             --
                                                    ------------------------------------------
        Total expenses                                    8,250         13,766         26,072
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (4)            (5)            (4)
                                                    ------------------------------------------
        Total net expenses                                8,246         13,761         26,068
                                                    ------------------------------------------
        Net investment income (loss)                      5,971         18,739         60,087
                                                    ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers           203,017       (111,789)       853,341
    Net realized gain on investment securities
      sold in non-controlled affiliated issuers              36          1,399             --
    Net realized gain on option contracts
      (Note A)                                               54             --          7,672
    Net realized gain (loss) on financial futures
      contracts (Note A)                                     --             --        130,832
    Net realized loss on foreign currency
      transactions (Note A)                                  --             --             --
    Net realized loss on equity swap contracts
      (Note A)                                               --             --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, equity swap contracts,
      translation of assets and liabilities in
      foreign currencies, and foreign currency
      contracts (Note A)                                283,206        413,682        406,548
                                                    ------------------------------------------
        Net gain (loss) on investments                  486,313        303,292      1,398,393
                                                    ------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $   492,284    $   322,031    $ 1,458,480
                                                    ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                             GLOBAL
                                            MANAGERS
                                             TRUST                                EQUITY MANAGERS TRUST
                                          ------------   ------------------------------------------------------------------------

                                                                         MILLENNIUM
                                                                         PORTFOLIO                      REGENCY
                                                                                                       PORTFOLIO
                                                                          For the
                                          INTERNATIONAL   MANHATTAN     Period from      PARTNERS       For the        SOCIALLY
                                           PORTFOLIO      PORTFOLIO     October 20,     PORTFOLIO     Period from     RESPONSIVE
                                                                            1998                      June 1, 1999    PORTFOLIO
                                                                        (Commencement                 (Commencement
                                            For the        For the           of          For the           of          For the
                                              Year           Year       Operations)        Year       Operations)        Year
                                             Ended          Ended            to           Ended            to           Ended
                                           August 31,     August 31,     August 31,     August 31,     August 31,     August 31,
                                             1999           1999           1999           1999           1999           1999
                                          ---------------------------------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated
        issuers                           $     1,079    $     1,091    $         1    $    66,443    $        16    $     3,639
      Dividend income -- non-controlled
        affiliated issuers                         --             --             --             --             --             --
      Interest income                             509          1,979            144          4,684             17            775
      Foreign taxes withheld (Note A)            (170)            --             --           (209)            --             --
                                          ---------------------------------------------------------------------------------------
        Total income                            1,418          3,070            145         70,918             33          4,414
                                          ---------------------------------------------------------------------------------------
    Expenses:
      Investment management fee
        (Note B)                                1,019          3,282            236         18,165              8          1,956
      Accounting fees                              10             10              9             10              3             10
      Amortization of deferred
        organization and initial
        offering expenses (Note A)                  9             --             --             --             --              4
      Auditing fees                                33             54             20             47             15             34
      Custodian fees (Note B)                     208            177             48            617              9            109
      Insurance expense                             2              8             --             48             --              4
      Legal fees                                   30             20             15             18              5             18
      Trustees' fees and expenses                  11             12              4             50             --              9
      Miscellaneous                                 3             15              1             --             --             --
                                          ---------------------------------------------------------------------------------------
        Total expenses                          1,325          3,578            333         18,955             40          2,144
      Expenses reduced by custodian fee
        expense offset arrangement
        (Note B)                                   (3)            (6)            (2)            (5)            --             (1)
                                          ---------------------------------------------------------------------------------------
        Total net expenses                      1,322          3,572            331         18,950             40          2,143
                                          ---------------------------------------------------------------------------------------
        Net investment income (loss)               96           (502)          (186)        51,968             (7)         2,271
                                          ---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
    Net realized gain (loss) on
      investment securities sold in
      unaffiliated issuers                     15,646         57,698          8,249        353,820             75         22,484
    Net realized gain on investment
      securities sold in non-controlled
      affiliated issuers                           --             --             --             --             --             --
    Net realized gain on option
      contracts (Note A)                           --             --             --             --             --             --
    Net realized gain (loss) on
      financial futures contracts
      (Note A)                                 (1,384)            --             --             --             --             --
    Net realized loss on foreign
      currency transactions (Note A)           (2,208)            --             --             --             --             --
    Net realized loss on equity swap
      contracts (Note A)                         (274)            --             --             --             --             --
    Change in net unrealized
      appreciation (depreciation) of
      investment securities, financial
      futures contracts, option
      contracts, equity swap contracts,
      translation of assets and
      liabilities in foreign currencies,
      and foreign currency contracts
      (Note A)                                 12,624        135,208          6,117        531,136           (518)        81,446
                                          ---------------------------------------------------------------------------------------
        Net gain (loss) on investments         24,404        192,906         14,366        884,956           (443)       103,930
                                          ---------------------------------------------------------------------------------------
        Net increase (decrease) in net
          assets resulting from
          operations                      $    24,500    $   192,404    $    14,180    $   936,924    $      (450)   $   106,201
                                          ---------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                                               EQUITY MANAGERS
                                                                    TRUST

                                                     FOCUS                        GENESIS
                                                   PORTFOLIO                     PORTFOLIO
                                                     Year                          Year
                                                     Ended                         Ended
                                                  August 31,                    August 31,
(000'S OMITTED)                              1999           1998           1999           1998
                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     5,971    $    10,123    $    18,739    $    23,438
    Net realized gain (loss) on
      investments                             203,107         74,686       (110,390)        35,406
    Change in net unrealized
      appreciation (depreciation) of
      investments                             283,206       (360,086)       413,682       (545,041)
                                          ---------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        492,284       (275,277)       322,031       (486,197)
                                          ---------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  50,568        178,065        528,302      1,557,053
    Reductions                               (313,932)      (158,751)      (911,584)      (342,152)
                                          ---------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests     (263,364)        19,314       (383,282)     1,214,901
                                          ---------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         228,920       (255,963)       (61,251)       728,704
NET ASSETS:
    Beginning of year                       1,317,478      1,573,441      1,812,355      1,083,651
                                          ---------------------------------------------------------
    End of year                           $ 1,546,398    $ 1,317,478    $ 1,751,104    $ 1,812,355
                                          ---------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                EQUITY MANAGERS               GLOBAL MANAGERS               EQUITY MANAGERS
                                                     TRUST                         TRUST                         TRUST

                                                   GUARDIAN                    INTERNATIONAL                   MANHATTAN
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                                     Year                          Year                          Year
                                                     Ended                         Ended                         Ended
                                                  August 31,                    August 31,                    August 31,
                                             1999           1998           1999           1998           1999           1998
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    60,087    $    78,026    $        96    $       391    $      (502)   $      (343)
    Net realized gain (loss) on
      investments                             991,845        893,833         11,780        (10,675)        57,698         45,585
    Change in net unrealized
      appreciation (depreciation) of
      investments                             406,548     (2,420,985)        12,624           (596)       135,208       (106,156)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations      1,458,480     (1,449,126)        24,500        (10,880)       192,404        (60,914)
                                          ---------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 164,857        391,142         91,521         91,654         47,432         53,069
    Reductions                             (2,687,422)    (1,912,418)      (129,327)       (68,216)      (150,336)       (90,539)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests   (2,522,565)    (1,521,276)       (37,806)        23,438       (102,904)       (37,470)
                                          ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS      (1,064,085)    (2,970,402)       (13,306)        12,558         89,500        (98,384)
NET ASSETS:
    Beginning of year                       5,787,805      8,758,207        127,822        115,264        523,359        621,743
                                          ---------------------------------------------------------------------------------------
    End of year                           $ 4,723,720    $ 5,787,805    $   114,516    $   127,822    $   612,859    $   523,359
                                          ---------------------------------------------------------------------------------------

----------------------------------------------------------------------

                                             EQUITY
                                            MANAGERS
                                              TRUST

                                           MILLENNIUM
                                            PORTFOLIO
                                           Period from
                                           October 20,
                                              1998
                                          (Commencement
                                               of
                                           Operations)
                                               to
                                           August 31,
(000'S OMITTED)                               1999
                                          -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $       (186)
    Net realized gain (loss) on
      investments                                8,249
    Change in net unrealized
      appreciation (depreciation) of
      investments                                6,117
                                          -------------
    Net increase (decrease) in net
      assets resulting from operations          14,180
                                          -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   57,892
    Reductions                                  (3,835)
                                          -------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests        54,057
                                          -------------
NET INCREASE (DECREASE) IN NET ASSETS           68,237
NET ASSETS:
    Beginning of year                               --
                                          -------------
    End of year                           $     68,237
                                          -------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                      EQUITY MANAGERS
                                                                           TRUST
                                                                          REGENCY
                                                                         PORTFOLIO
                                                                        Period from             SOCIALLY
                                                   PARTNERS             June 1, 1999           RESPONSIVE
                                                   PORTFOLIO            (Commencement           PORTFOLIO
                                                                             of
                                                     Year               Operations)               Year
                                                     Ended                   to                   Ended
                                                  August 31,             August 31,            August 31,
                                             1999           1998           1999           1999           1998
                                          ------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    51,968    $    46,344    $        (7)   $     2,271    $     2,863
    Net realized gain (loss) on
      investments                             353,820        408,784             75         22,484         26,331
    Change in net unrealized
      appreciation (depreciation) of
      investments                             531,136       (872,798)          (518)        81,446        (50,773)
                                          ------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        936,924       (417,670)          (450)       106,201        (21,579)
                                          ------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 230,354        743,583          8,958         53,231         71,633
    Reductions                               (979,875)      (320,149)          (230)       (45,169)       (23,485)
                                          ------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests     (749,521)       423,434          8,728          8,062         48,148
                                          ------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         187,403          5,764          8,278        114,263         26,569
NET ASSETS:
    Beginning of year                       3,581,337      3,575,573             --        282,850        256,281
                                          ------------------------------------------------------------------------
    End of year                           $ 3,768,740    $ 3,581,337    $     8,278    $   397,113    $   282,850
                                          ------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1999
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Focus Portfolio ("Focus"), Neuberger Berman Genesis Portfolio ("Genesis"), Neuberger Berman Guardian Portfolio ("Guardian"), Neuberger Berman Manhattan Portfolio ("Manhattan"), Neuberger Berman Millennium Portfolio ("Millennium"), Neuberger Berman Partners Portfolio ("Partners"), Neuberger Berman Regency Portfolio ("Regency"), and Neuberger Berman Socially Responsive Portfolio ("Socially Responsive") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Neuberger Berman International Portfolio ("International") is a separate operating series of Global Managers Trust ("Global"), a New York common law trust organized as of March 18, 1994, with its principal office in the Cayman Islands. These nine aforementioned series are collectively referred to as the "Portfolios." Managers Trust and Global (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended. Millennium and Regency had no operations until October 20, 1998 and June 1, 1999, respectively, other than matters relating to their organization and registration as series' of Managers Trust. Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in the Trusts. Global currently has only one Portfolio.
      The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolios may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Portfolio. The Portfolios have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Portfolios could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Portfolio is determined using forward foreign currency exchange rates supplied by an independent pricing service.
6) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of the Trusts also intends to conduct its operations so that each of its investors (in the case of Global, its U.S. investors) will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax. There is, at present, no direct taxation in the Cayman Islands, and therefore interest, dividends, and capital gains derived by Global are not subject to taxes in that jurisdiction.
7) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
8) ORGANIZATION EXPENSES: Organization expenses incurred by International and Socially Responsive were fully amortized as of August 31, 1999.
9) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by each of the Trusts with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
10) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.
   Summary of option transactions for the year ended August 31, 1999:

                                                                           VALUE
                                                                            WHEN
FOCUS                                                         NUMBER      WRITTEN
-----------------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/98                                       0    $        0
CONTRACTS WRITTEN                                              13,180     3,866,000
CONTRACTS EXPIRED                                              (1,880)     (920,000)
CONTRACTS EXERCISED                                            (3,525)     (870,000)
CONTRACTS CLOSED                                               (4,775)   (1,635,000)
                                                              ---------------------
CONTRACTS OUTSTANDING 8/31/99                                   3,000    $  441,000
                                                              ---------------------

                                                                            VALUE
                                                                             WHEN
GUARDIAN                                                       NUMBER      WRITTEN
-------------------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/98                                    7,018   $  3,498,000
CONTRACTS WRITTEN                                               87,950     45,460,000
CONTRACTS EXPIRED                                              (12,518)    (5,082,000)
CONTRACTS EXERCISED                                            (20,000)   (10,046,000)
CONTRACTS CLOSED                                               (38,700)   (18,384,000)
                                                              -----------------------
CONTRACTS OUTSTANDING 8/31/99                                   23,750   $ 15,446,000
                                                              -----------------------

11) FINANCIAL FUTURES CONTRACTS: International, Millennium, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. Also, Focus, Guardian, and Regency may each buy and sell stock index futures contracts for purposes of managing cash flow. International may also buy and sell financial futures contracts for non-hedging purposes. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.
       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolios. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.
       During the period ended August 31, 1999, Focus, Millennium, Regency, and Socially Responsive did not enter into any financial futures contracts.
       During the year ended August 31, 1999, International had entered into various financial futures contracts. At August 31, 1999, there were no open positions.
       At August 31, 1999, open positions in financial futures contracts for Guardian were as follows:

                                                                                UNREALIZED
       EXPIRATION              OPEN CONTRACTS               POSITION           DEPRECIATION
--------------------------------------------------------------------------------------------
SEPTEMBER 1999             1,245 S&P 500 FUTURES              LONG             $11,506,000

      At August 31, 1999, Guardian had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:


PRINCIPAL AMOUNT                         SECURITY
------------------------------------------------------------------
     $34,200,000        U.S. Treasury Bills, 4.60%, due 11/18/1999

12) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trusts' Boards of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. The Portfolios entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolios receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolios invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trusts' investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolios receive a fee, payable monthly, negotiated by the Portfolios and Morgan, based on the number and duration of the lending transactions. At August 31, 1999, the value of the securities loaned and the value of the collateral were as follows:

                                                            VALUE OF
                                                           SECURITIES      VALUE OF
                                                             LOANED       COLLATERAL
-------------------------------------------------------------------------------------
FOCUS                                                     $  6,975,000   $  7,114,000

GENESIS                                                     41,691,000     42,525,000

GUARDIAN                                                    23,957,000     24,437,000

INTERNATIONAL                                                4,778,000      4,874,000

MANHATTAN                                                  116,579,000    118,910,000

MILLENNIUM                                                  13,045,000     13,306,000

PARTNERS                                                   136,904,000    139,642,000

REGENCY                                                         50,000         50,000

SOCIALLY RESPONSIVE                                          2,294,000      2,340,000

13) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that the Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.
14) SWAPS: International has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
       Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Portfolio and/or the termination value at the end of the contract. Therefore, International considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.
       International records a net receivable or payable for the amount expected to be received or paid under the contract. The fluctuation in the market value of the underlying security is recorded as unrealized appreciation/depreciation of investments. Premium payments made to enter into a swap contract are capitalized and amortized over the life of the swap contract. Management periodically reviews the value of the unamortized balance of the premium payment and may accelerate the amortization. At August 31, 1999, International had no outstanding equity swap contracts.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis, International, and Millennium) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis and Millennium pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Prior to December 15, 1997, Management had voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by any entity that invested in Genesis to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis. Effective December 15, 1997, the above waiver was terminated. International pays Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion.

   As of August 31, 1999, all of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also principals of Neuberger and/ or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan, Morgan had agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian through May 31, 1999. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $1,177 and $2,359, $699 and $4,592, $2,599 and $1,768, $798 and $2,336, $978 and $4,544, $696 and $1,600, $2,894 and
$2,200, $76 and $0, and $200 and $448, for Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, and Socially Responsive, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 1999, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, forward foreign currency contracts, option contracts, and equity swap contracts) as follows:

                                                         PURCHASES          SALES
--------------------------------------------------------------------------------------
FOCUS                                                  $  898,828,000   $1,171,958,000

GENESIS                                                   573,691,000      868,673,000

GUARDIAN                                                3,678,666,000    6,448,039,000

INTERNATIONAL                                             105,866,000      140,526,000

MANHATTAN                                                 677,511,000      795,813,000

MILLENNIUM                                                108,650,000       60,657,000

PARTNERS                                                5,124,066,000    5,825,740,000

REGENCY                                                     9,701,000        1,960,000

SOCIALLY RESPONSIVE                                       186,150,000      182,832,000

   During the year ended August 31, 1999, International had entered into various contracts to deliver currencies at specified future dates. At August 31, 1999, there were no open contracts.

   During the year ended August 31, 1999, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                OTHER
                                                 NEUBERGER     BROKERS        TOTAL
--------------------------------------------------------------------------------------
FOCUS                                            $ 984,000    $  988,000   $ 1,972,000

GENESIS                                          1,035,000     1,115,000     2,150,000

GUARDIAN                                         3,975,000     6,818,000    10,793,000

INTERNATIONAL                                        5,000       712,000       717,000

MANHATTAN                                          495,000       660,000     1,155,000

MILLENNIUM                                          28,000        23,000        51,000

PARTNERS                                         7,694,000     6,523,000    14,217,000

REGENCY                                             15,000         2,000        17,000

SOCIALLY RESPONSIVE                                330,000       155,000       485,000

NOTE D -- LINE OF CREDIT:
   At August 31, 1999, Genesis, Manhattan, and Millennium were three of the holders of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.07% (0.09% effective September 1, 1999) per annum of the available line of credit is charged, of which Genesis, Manhattan, and Millennium each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $100,000,000 at any particular time. Genesis, Manhattan, and Millennium had no loans outstanding pursuant to this line of credit at August 31, 1999. During the year ended
August 31, 1999, Genesis, Manhattan, and Millennium did not utilize this line of credit.
   At August 31, 1999, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Portfolio will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at August 31, 1999, nor had it utilized this line of credit at any time prior to that date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

FOCUS

                       BALANCE OF      GROSS         GROSS      BALANCE OF
                       SHARES HELD   PURCHASES       SALES      SHARES HELD      VALUE
                       AUGUST 31,       AND           AND       AUGUST 31,    AUGUST 31,
NAME OF ISSUER:           1998       ADDITIONS    REDUCTIONS       1999          1999
-----------------------------------------------------------------------------------------
ADVANTA Corp.
Class A**                 948,694            0       948,694             0    $         0

ADVANTA Corp.
Class B**                 910,000            0       910,000             0              0

Photronics Inc.           940,000      447,500        85,000     1,302,500     31,097,000

Sierra Health
Services**              1,360,000            0     1,360,000             0              0

GENESIS

                       BALANCE OF      GROSS        GROSS       BALANCE OF
                       SHARES HELD   PURCHASES      SALES       SHARES HELD      VALUE
                       AUGUST 31,       AND          AND        AUGUST 31,    AUGUST 31,
NAME OF ISSUER:           1998       ADDITIONS    REDUCTIONS       1999          1999
-----------------------------------------------------------------------------------------
AAR Corp.               1,748,650       60,900       38,200      1,771,350    $37,863,000

ADAC Laboratories**     1,003,100       42,200      138,800        906,500      5,326,000

Alliant Techsystems       648,500      110,900       96,200        663,200     48,414,000

Aviall Inc.             1,194,100       50,400       25,000      1,219,500     13,567,000

Davox Corp.                     0    1,075,600            0      1,075,600     14,991,000

DONCASTERS PLC ADR        468,300       10,000            0        478,300      6,636,000

Eltron
International**           420,000            0      420,000              0              0

Highland Bancorp                0      331,400            0        331,400      6,172,000

Inprise Corp.**         2,606,300            0      404,700      2,201,600      9,288,000

Pameco Corp.**            281,800            0      281,800              0              0

Primex Technologies       235,000      565,400            0        800,400     16,708,000

SOS Staffing Services     641,900      172,500            0        814,400      4,835,000

GUARDIAN

                       BALANCE OF      GROSS        GROSS       BALANCE OF
                       SHARES HELD   PURCHASES      SALES       SHARES HELD      VALUE
                       AUGUST 31,       AND          AND        AUGUST 31,     AUGUST 31,
NAME OF ISSUER:           1998       ADDITIONS    REDUCTIONS       1999           1999
------------------------------------------------------------------------------------------
Cabot Corp.**           3,841,000            0       845,000     2,996,000    $ 69,095,000

Capital One
Financial**             3,087,900    2,599,100     2,216,200     3,470,800     131,023,000

Coltec Industries**     4,863,900            0     4,863,900             0               0

Countrywide Credit
Industries**            6,590,000            0     5,427,100     1,162,900      37,358,000

Foundation Health
Systems**               9,939,900            0     9,939,900             0               0

Mark IV Industries**    2,942,081            0     2,942,081             0               0

PacifiCare Health
Systems Class B**       1,988,564        7,000     1,995,564             0               0

UCAR International**    2,176,200            0     2,176,200             0               0

Wellpoint Health
Networks**              3,674,996       25,000     1,117,000     2,582,996     188,236,000

* AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT AUGUST 31, 1999, THE ISSUERS OF THESE SECURITIES WERE NO LONGER AFFILIATED WITH THE PORTFOLIO.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                                                                     Year Ended August 31,
                                                                1999           1998           1997           1996          1995
                                                              --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                              .51%           .51%           .53%           .54%           --
                                                              --------------------------------------------------------------------
    Net Expenses                                                   .51%           .51%           .53%           .54%          .57%
                                                              --------------------------------------------------------------------
    Net Investment Income                                          .37%           .59%           .54%          1.04%         1.05%
                                                              --------------------------------------------------------------------
Portfolio Turnover Rate                                             57%            64%            63%            39%           36%
                                                              --------------------------------------------------------------------
Net Assets, End of Year (in millions)                         $1,546.4       $1,317.5       $1,573.4       $1,122.4        $969.2
                                                              --------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                                                Year Ended August 31,
                                              1999          1998          1997         1996        1995
                                            -------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                            .75%          .72%          .77%        .85%         --
                                            -------------------------------------------------------------
    Net Expenses                                 .75%          .72%(2)       .77%(2)     .85%(2)     .94%(2)
                                            -------------------------------------------------------------
    Net Investment Income                       1.02%         1.13%          .32%        .27%        .25%
                                            -------------------------------------------------------------
Portfolio Turnover Rate                           33%           18%           18%         21%         37%
                                            -------------------------------------------------------------
Net Assets, End of Year (in millions)       $1,751.1      $1,812.4      $1,083.7      $259.9      $142.2
                                            -------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                        YEAR ENDED AUGUST 31,
                                1998       1997       1996       1995
------------------------------------------------------------------------
Net Expenses                    .74%       .87%       .95%       .97%

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                                                                                     Year Ended August 31,
                                                                1999           1998           1997           1996           1995
                                                              --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                              .46%           .46%           .46%           .46%            --
                                                              --------------------------------------------------------------------
    Net Expenses                                                   .46%           .46%           .46%           .46%           .48%
                                                              --------------------------------------------------------------------
    Net Investment Income                                         1.06%           .92%           .89%          1.72%          1.72%
                                                              --------------------------------------------------------------------
Portfolio Turnover Rate                                             73%            60%            50%            37%            26%
                                                              --------------------------------------------------------------------
Net Assets, End of Year (in millions)                         $4,723.7       $5,787.8       $8,758.2       $6,232.5       $4,613.2
                                                              --------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Portfolio

                                                                                    Year Ended August 31,
                                                               1999           1998           1997          1996          1995
                                                              ------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                            1.11%          1.18%          1.21%        1.37%           --
                                                              ------------------------------------------------------------------
    Net Expenses                                                 1.10%          1.18%          1.21%        1.37%(2)       .70%(2)
                                                              ------------------------------------------------------------------
    Net Investment Income                                         .08%           .29%           .47%         .58%         1.74%
                                                              ------------------------------------------------------------------
Portfolio Turnover Rate                                            94%            46%            37%          45%           41%
                                                              ------------------------------------------------------------------
Net Assets, End of Year (in millions)                          $114.5         $127.8         $115.3        $57.0         $26.4
                                                              ------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) After reimbursement of expenses by the investment adviser. Had the investment adviser not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                             YEAR ENDED
                             AUGUST 31,
                         1996          1995
---------------------------------------------
Net Expenses            1.49%         2.24%

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                                                                     Year Ended August 31,
                                                               1999           1998           1997           1996           1995
                                                              --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                             .58%           .57%           .59%           .58%            --
                                                              --------------------------------------------------------------------
    Net Expenses                                                  .58%           .57%           .59%           .58%           .59%
                                                              --------------------------------------------------------------------
    Net Investment Income (Loss)                                 (.08%)         (.05%)          .20%           .13%           .42%
                                                              --------------------------------------------------------------------
Portfolio Turnover Rate                                           115%            90%            89%            53%            44%
                                                              --------------------------------------------------------------------
Net Assets, End of Year (in millions)                          $612.9         $523.4         $621.7         $567.4         $645.4
                                                              --------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Portfolio

                                                                             Period from
                                                                         October 20, 1998(1)
                                                                                 to
                                                                             August 31,
                                                                             1999
                                                                         -------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)(3)                                                         1.20%
                                                                         -------------------
    Net Expenses(3)                                                              1.19%
                                                                         -------------------
    Net Investment Loss(3)                                                       (.67%)
                                                                         -------------------
Portfolio Turnover Rate                                                           208%
                                                                         -------------------
Net Assets, End of Period (in millions)                                         $68.2
                                                                         -------------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

   3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                                                                     Year Ended August 31,
                                                                1999           1998           1997           1996           1995
                                                              --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                              .47%           .47%           .48%           .51%            --
                                                              --------------------------------------------------------------------
    Net Expenses                                                   .47%           .47%           .48%           .51%           .53%
                                                              --------------------------------------------------------------------
    Net Investment Income                                         1.29%          1.11%          1.05%          1.26%          1.13%
                                                              --------------------------------------------------------------------
Portfolio Turnover Rate                                            132%           109%            77%            96%            98%
                                                              --------------------------------------------------------------------
Net Assets, End of Year (in millions)                         $3,768.7       $3,581.3       $3,575.6       $1,999.6       $1,623.5
                                                              --------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Regency Portfolio

                                                                           Period from
                                                                         June 1, 1999(1)
                                                                               to
                                                                           August 31,
                                                                            1999
                                                                         ---------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)(3)                                                       2.65%
                                                                         ---------------
    Net Expenses(3)                                                            2.64%
                                                                         ---------------
    Net Investment Loss(3)                                                     (.48%)
                                                                         ---------------
Portfolio Turnover Rate                                                          42%
                                                                         ---------------
Net Assets, End of Period (in millions)                                        $8.3
                                                                         ---------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                                                     Year Ended August 31,
                                                               1999           1998           1997           1996           1995
                                                              --------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                                             .59%           .60%           .63%           .65%            --
                                                              --------------------------------------------------------------------
    Net Expenses                                                  .59%           .60%           .63%           .65%           .68%
                                                              --------------------------------------------------------------------
    Net Investment Income                                         .63%           .92%          1.08%          1.02%          1.18%
                                                              --------------------------------------------------------------------
Portfolio Turnover Rate                                            53%            47%            51%            53%            58%
                                                              --------------------------------------------------------------------
Net Assets, End of Year (in millions)                          $397.1         $282.9         $256.3         $158.5          $96.7
                                                              --------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman Manhattan Portfolio,
Neuberger Berman Millennium Portfolio,
Neuberger Berman Regency Portfolio, and
Neuberger Berman Socially Responsive Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Neuberger Berman Manhattan Portfolio, Neuberger Berman Millennium Portfolio, Neuberger Berman Regency Portfolio, and Neuberger Berman Socially Responsive Portfolio (collectively the "Portfolios") at August 31, 1999, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewatehouseCoopers LLP

Boston, Massachusetts
October 8, 1999

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees
Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman Focus Portfolio
Neuberger Berman Genesis Portfolio
Neuberger Berman Guardian Portfolio and
Neuberger Berman Partners Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Focus Portfolio, Neuberger Berman Genesis Portfolio, Neuberger Berman Guardian Portfolio, and Neuberger Berman Partners Portfolio, four of the series constituting Equity Managers Trust (the "Trust"), as of August 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust at August 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                                     [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 1, 1999

REPORT OF ERNST & YOUNG,
INDEPENDENT AUDITORS

To the Board of Trustees
Global Managers Trust and
Owners of Beneficial Interest of
Neuberger Berman International Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Neuberger Berman International Portfolio, the only series constituting Global Managers Trust (the "Trust"), as of August 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman International Portfolio of Global Managers Trust at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                     [SIGNATURE]
                                                           /s/ ERNST & YOUNG LLP

Grand Cayman, Cayman Islands
October 1, 1999

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT ACCOUNTANTS/AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Ernst & Young
One Capital Place
Shedden Road
George Town
Grand Cayman, Cayman Islands

-C- 1999 Neuberger Berman Management Inc.

OFFICERS AND TRUSTEES

EQUITY MANAGERS TRUST/
NEUBERGER BERMAN EQUITY FUNDS
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

GLOBAL MANAGERS TRUST
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT
Howard A. Mileaf
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Jacqueline Henning
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
Lenore Joan McCabe
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

Notice to Shareholders (Unaudited)

    For Neuberger Berman Guardian Fund 90% of the dividends distributed during the fiscal year ended August 31, 1999 qualifies for the dividend received deduction for corporate shareholders. The Fund will notify shareholders in January 2000 of the applicable percentage of qualifying dividends for corporate shareholders for use in preparing 1999 income tax returns.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

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NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
SHAREHOLDER SERVICES
800.877.9700
INSTITUTIONAL SERVICES
800.366.6264

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